NUVEEN
Municipal
Bond Funds

April 30, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO APPEARS HERE]

National
National Insured

Highlights
As of April 30, 1998
For Class A shares on net asset value

Credit Quality            Performance Highlights


Nuveen Municipal Bond Fund

[Pie chart appears here]

AAA    40%

AA     35%

A      19%

BBB/NR  6%

 . Competitive taxable equivalent yield of 6.28% for investors in the 31% income tax bracket

 .  One-year total return of 9.00%

 .  Paralleled Lipper peer group average


Nuveen Insured Municipal Bond Fund

[Pie chart appears here]

Insured    73%

U.S.
Guaranteed 27%

 . Competitive taxable equivalent yield of 5.88% for investors in the 31% income tax bracket

 .  One-year total return of 9.05%

 .  Outperformed Lipper peer group average


Contents
  1     Dear Shareholder
  3     Municipal Bond Fund Commentary
        and Overview
  6     Insured Municipal Bond Fund Commentary and Overview
  9     Report of Independent
        Public Accountants
 10     Portfolio of Investments
 27     Statement of Net Assets
 28     Statement of Operations
 29     Statement of Changes in Net Assets
 30     Notes to Financial Statements
 35     Financial Highlights
 40     Building Better Portfolios
 41     Fund Information

Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

 . Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

 . Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time me to rebalance asset classes.

 . Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

 . Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser -- and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health. Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to report that over the past 12 months, the Nuveen national municipal bond funds continued to perform well and meet their objectives of providing attractive tax-free income and after-tax total returns. As of April 30, 1998, Class A shareholders in the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund were receiving SEC yields on net asset value of 4.33% and 4.06%, respectively. To match these yields, investors in the 31% federal income tax bracket would have to earn 6.28% and 5.88% on taxable alternatives.

The declining interest rate environment over the past year had a significant impact on the funds' performance. As the chart below illustrates, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.89% to 5.39% during the year. The decline reduced the funds' income levels, as higher-yielding bonds that were called or sold from the portfolio had to be replaced with bonds paying today's lower interest rates. As a result, the funds' dividends were reduced slightly to reflect the level of income being earned by the portfolios.

[Bond Buyer 40 chart appears here]

However, the decline in interest rates also had a positive impact on the funds because many portfolio holdings appreciated in value during the period. Many of the bonds in the portfolios have higher coupon rates than are available in today's market, and the value of those bonds increased as rates trended downward. The price appreciation resulting from this and other factors led to the funds' strong total returns over the year.

The Economy in Review

The past 12 months were noteworthy for the ongoing performance of the equity markets, which continued to exhibit remarkable strength. Fixed-income investments also enjoyed bullish performance, as declining interest rates and low inflation provided the ideal backdrop for a bond market rally. Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.4% for the 12 months ended April 1998, remaining at one of its lowest levels in more than 30 years.

In coming months, we will continue to closely watch several key factors that are likely to affect the future of the

Nuveen offers an ever-expanding range of products designed to help investors build a diversified, tax-efficient portfolio.

economy, including demand for goods and services, changes in U.S. production capacity, the availability of qualified employees, and stability of the money supply. While it is still too early for the full impact of Asia's financial difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets is of special concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Building Better Portfolios

As economic events unfold, we believe that many investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio that is invested in a variety of asset classes that each react differently to changes in the economic environment can help cushion your portfolio against risk.

Many investors select Nuveen municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and maintaining long-term financial security. These funds can work together with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. Recent studies by Nuveen Research have demonstrated that balanced portfolios combining municipal bonds and stocks provided superior after-tax returns and lower levels of risk compared with portfolios of stocks and taxable bonds.

You and your financial adviser may want to consider combining your Nuveen municipal bond fund with an investment in the new Nuveen European Value Fund, an equity mutual fund that offers a portfolio of quality European company stocks for investors seeking long-term growth and international diversification. This fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services for a prospectus at
(800) 621-7227. Please read it carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of John Nuveen & Co. On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
June 15, 1998

Nuveen Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom Spalding discusses the Nuveen Municipal Bond Fund and reviews factors that affected performance over the past year.

Comments cover the one-year period ended April 30, 1998 and all performance statistics are quoted for Class A shares.

Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. As interest rates con continue to drop and the nation's economy steams ahead, municipal bond new issue and refunding activity has taken off, totaling $220 billion nationally in 1997 and more than $68 billion in the first quarter of 1998, up 70% over the same period last year. This environment afforded numerous opportunities to find value in the essential services sector, especially among bonds issued by schools, water and sewer districts, and hospitals. The bull market also brought volatility, as the continued strength of the economy caused concern that robust growth would be accompanied by higher inflation. This volatility also provided opportunities as we took advantage of temporary dips in the market to find value.

As Tim mentioned in his letter to shareholders, the Nuveen Municipal Bond Fund performed well over the past 12 months, generating a total return on net asset value of 9.00%, which is equivalent to a taxable return of 11.32% for shareholders in the 31% federal tax bracket. The total return is in line with the 9.02% average annual return for the Lipper peer group of national municipal bond funds. The fund also earned a five-star rating by Morningstar*, demonstrating its outstanding record of delivering attractive risk-adjusted total returns.

Fund Structure Contributes to Solid Performance

Since the fund's duration (a measure of price volatility in relation to changes in interest rates) was shorter than that of the benchmark Lehman Index, careful security and sector selection allowed the fund to post competitive returns with lower volatility. Longer duration funds are generally able to participate more in market rallies and, conversely, suffer more during periods of rising interest rates. This indicates that our fund management strategies helped the fund perform in line with its peers without the risk of increased volatility associated with a longer duration. Some of the strategies that paid off for the fund during the year emphasized sector allocation, credit quality and call protection.

Sector Allocation

The fund's two largest sector allocations are utility bonds and health care bonds, accounting for 25% and 19%, respectively, of the fund's net assets. The fund established its core position in health care bonds in the mid-1990s, when uncertainty surrounding industry reform created opportunities for value investing. At that time, we sought out bonds of fundamentally strong facilities with competitive positions and healthy financial operations that were being penalized by the uncertainty surrounding the industry. Since that time, the health care debate has subsided and many of these bonds have been pre-refunded, resulting in price stability and dependable income for the portfolio.

We see a similar opportunity in the public utility sector, with the relative scarcity of new issuance and the restructuring of existing bonds making that sector more attractive. The nationwide deregulation of the electric utility sector has also provided numerous opportunities for value investing. We continue to look for credits that will be dominant after the storm of deregulation has passed, especially the bonds of those issuers who stand to benefit from deregulation, including low-cost providers with fundamentally sound financials and favorable customer bases. We feel that our investment in this sector will provide the same upside potential that health care bonds did a few years ago.

Credit Quality

As of April 30, 75% of the portfolio was invested in bonds rated AA or better. Some of the fund's lower-rated credits have been pre-refunded as issuers took advantage of lower interest rates. Currently, our preference is to add bonds that are higher-rated since we believe the market does not offer adequate yield compensation for the additional credit risk presented by lower-rated bonds.

Call Protection

Finally, the fund benefits from well-diversified call protection that will heighten, in part, the fund's ability to maintain predictable income for investors. Staggered call exposure helps protect the fund from reinvestment risk in the event that interest rates cycle downward.


Strategies for the Future

We continue to manage the fund by focusing on the selection of undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

In the coming months, we will maintain a conservative approach to managing the fund, maintaining a shorter duration than the market. If the yield curve remains flat throughout the year, we will continue to seek maturities of less than 25 years, favoring bonds in the 15- to 20-year range. It is our opinion that in the current environment, long-term yields are not high enough to warrant assuming the additional interest rate risk associated with longer-maturity bonds.

Similarly, with the difference in the yields of higher- and lower-rated bonds at such tight levels, we will continue to focus on higher-rated bonds.

* Overall rating within the municipal bond category for Class R shares for the period ended 4/30/98. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Class R shares of the fund earned five stars for each of the three-, five- and 10-year periods ended 4/30/98. In an investment category, 10% of funds receive five stars. 1,547 municipal bond funds were rated for the three-year period, 809 for the five-year period and 346 for the 10-year period, each ending 4/30/98.

Nuveen Municipal Bond Fund
Performance Overview
As of April 30, 1998



[BAR CHART APPEARS HERE]


Monthly Tax-Free Dividends (Class A Shares)/1/

0.039   0.039   0.039   0.039   0.039   0.039   0.039   0.0375   0.0375   0.0375   0.0375   0.0375


Portfolio Statistics

Share Class                 A       B       C             R
-----------------------------------------------------------
Inception Date           6/95    2/97    6/95         11/76
Net Asset Value         $9.46   $9.46   $9.44         $9.46
Fund Net Assets ($000)                           $2,924,493
Average Weighted Maturity (Years)                     18.69
Average Weighted Duration (Years)                      6.81
-----------------------------------------------------------



Annualized Total Return/2/

Share Class     A(NAV)  A(Offer)        B       C       R
---------------------------------------------------------
1-Year           9.00%     4.43%    8.09%   8.20%   9.09%
5-Year           6.06%     5.16%    5.34%   5.29%   6.31%
10-Year          7.72%     7.26%    7.12%   6.93%   7.98%
---------------------------------------------------------


Tax-Free Yields
Share Class                        A(NAV)   A(Offer)        B       C       R
-----------------------------------------------------------------------------
Distribution Rate                   4.76%      4.56%    4.00%   4.19%   4.95%
SEC 30-Day Yield                    4.33%      4.15%    3.57%   3.77%   4.53%
Taxable Equivalent Yield/3/         6.28%      6.01%    5.17%   5.46%   6.57%
-----------------------------------------------------------------------------

[GRAPH APPEARS HERE]


4/88          10000    10000      9580
4/89          11117    11389     10911
4/90          12841    12850     12311
4/91          13455    13472     12906
4/92          14665    14595     13982
4/93          16057    15677     15019
4/94          16747    16231     15549
4/95          17496    16992     16279
4/96          18940    18117     17356
4/97          22276    21073     20188
4/98          22202    21035     20147

-- Lehman Brothers Municipal Bond Index  $22,202
-- Nuveen Municipal Bond Fund (NAV)      $21,035
-- Nuveen Municipal Bond Fund (Offer)    $20,147

Past performance is not predictive of future results.


Top 5 Sectors
Utilities                               25%
Health Care                             19%
U.S. Guaranteed                         11%
Water & Sewer                            9%
Tax Obligation (Limited)                 8%

1 The fund also paid shareholders taxable distributions in November of $0.0303 per share.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Nuveen Insured Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Steve Krupa discusses the Nuveen Insured Municipal Bond Fund and reviews factors that affected performance over the past year.

Comments cover the one-year period ended April 30, 1998 and all performance statistics are quoted for Class A shares.


Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. As interest rates continue to drop and the nation's economy steams ahead, municipal bond new issue and refunding activity has taken off, totaling $220 billion nationally in 1997 and more than $68 billion in the first quarter of 1998, up 70% over the same period last year. This environment afforded numerous opportunities to find value in the essential services sector, especially among bonds issued by schools, water and sewer districts, and hospitals. The bull market also brought volatility, as the continued strength of the economy caused concern that robust growth would be accompanied by higher inflation. This volatility also provided opportunities as we took advantage of temporary dips in the market to find value.

The Nuveen Insured Municipal Bond Fund turned in strong performance over the past 12 months, beating its Lipper peer average return of 8.46% and ranking 10th out of 51 insured municipal bond funds. During a period of declining interest rates and appreciating bond prices, the fund's total return performance of 9.05% slightly under-performed the benchmark Lehman Index return of 9.67% because the fund's average duration (a measure of its price volatility in relation to changes in interest rates) was shorter than that of the Lehman Index. Longer duration funds are generally able to participate more in market rallies and, conversely, suffer more during periods of rising interest rates. However, our other fund management strategies helped the fund perform well without the risk of increased volatility associated with a longer duration.

Pre-Refunding and High Embedded Yields Keep Trading to a Minimum
As interest rates declined, a record number of bond issuers advance refunded their debt obligations. These bonds are then secured by U.S. government securities until the bonds are called. This pre-refunding activity keeps the credit quality of the portfolio high and the coupon payments stable, but moderates participation in bond rallies. Whenever possible, we sold pre-refunded bonds that were expected to be called in the next 18 months and replaced them with longer-term bonds to help lengthen the duration of the fund.

In addition, we limited bond sales to maximize after-tax total return. Many of the longer-term bonds with high yields have appreciated in value and would trigger significant capital gains if they were sold. As a result, we held bonds with higher embedded yields to protect investors from return-reducing tax liabilities.

Fund Will Continue to Focus on Boosting Current Yield and Total Return
In the coming months, we plan to increase the amount of AMT bonds in the portfolio. AMT bonds -- those subject to the alternative minimum tax -- are issued with higher yields than other types of bonds, helping to support a higher income.

Another strategy that should help boost the total return for investors will be the fund's increased exposure to health care bonds. The fund holds a core position in health care bonds because uncertainty surrounding industry reform created numerous opportunities for value investing. We seek bonds of fundamentally strong facilities with competitive positions and healthy financial operations that are undervalued by the market.

We also see similar opportunity in the public utility sector as deregulation makes this sector appear undervalued. We continue to look for credits that will remain dominant after deregulation, emphasizing the bonds of issuers who stand to benefit from deregulation as low-cost providers with fundamentally sound financials and favorable customer bases. We feel that this sector will also provide upside potential.

Additional Strategies for the Future
We continue to manage the fund by focusing on the selection of undervalued securities that provide both attractive income and the opportunity for price appreciation relative to the market, consistent with the preservation of capital.

The primary focus of the fund will continue to be call protection -- helping to maintain a stable dividend for investors. The fund benefits from well-diversified call protection that will heighten, in part, the fund's ability to maintain a dependable income level. Less than 6% of the total portfolio is subject to call prior to the year 2001. Staggered call exposure helps protect the fund from reinvestment risk in the event that interest rates cycle downward.

Finally, we'll continue to purchase hospital and public power bonds that Nuveen Research feels are well positioned in the current deregulation environment.

Nuveen Insured Municipal Bond Fund
Performance Overview
As of April 30, 1998

-------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
-------------------------------------------------
[GRAPH APPEARS HERE]
M--0.046
J--0.046
J--0.046
A--0.046
S--0.046
O--0.046
N--0.046
D--0.046
J--0.0445
F--0.0445
M--0.0445
A--0.0445

-------------------------------------------------
Top 5 Sectors
-------------------------------------------------
U.S. Guaranteed                               27%
 .................................................
Health Care                                   16%
 .................................................
Tax Obligation (General)                      14%
 .................................................
Tax Obligation (Limited)                       9%
 .................................................
Utilities                                      9%
-------------------------------------------------

1 The fund also paid shareholders taxable distributions in November of $0.0351 per share.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

----------------------------------------------------------------------------------------
Portfolio Statistics
----------------------------------------------------------------------------------------
Share Class                                             A        B         C           R
----------------------------------------------------------------------------------------
Inception Date                                       9/94     2/97      9/94       12/86
 ........................................................................................
Net Asset Value                                    $11.03   $11.03    $10.92    $  10.98
 ........................................................................................
Fund Net Assets ($000)                                                          $830,557
 ........................................................................................
Average Weighted Maturity (Years)                                                  19.32
 ........................................................................................
Average Weighted Duration (Years)                                                   6.56
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Annualized Total Return/2/
----------------------------------------------------------------------------------------
Share Class                             A(NAV)    A(Offer)        B        C           R
----------------------------------------------------------------------------------------
1-Year                                   9.05%       4.45%    8.14%    8.39%       9.17%
 ........................................................................................
5-Year                                   6.08%       5.17%    5.27%    5.22%       6.25%
 ........................................................................................
10-Year                                  8.33%       7.87%    7.69%    7.49%       8.55%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Tax-Free Yields
----------------------------------------------------------------------------------------
Share Class                             A(NAV)    A(Offer)        B        C           R
----------------------------------------------------------------------------------------
Distribution Rate                        4.84%       4.64%    4.08%    4.29%       5.03%
 ........................................................................................
SEC 30-Day Yield                         4.06%       3.89%    3.31%    3.51%       4.27%
 ........................................................................................
Taxable Equivalent Yield/3/              5.88%       5.64%    4.80%    5.09%       6.19%
----------------------------------------------------------------------------------------


Index Comparison/4/
         Lehman Brothers      Nuveen Insured     Nuveen Insured
         Municipal Bond       Municipal Bond     Municipal Bond
              Index             Fund (NAV)        Fund (Offer)

4/88          10000                10000               9580
4/89          11117                11537              11053
4/90          11761                12044              11538
4/91          13455                13748              13171
4/92          14665                15063              14431
4/93          16956                17501              16766
4/94          16559                16842              16135
4/95          18989                19563              18741
4/96          19186                19745              18916
4/97          22276                22374              21434
4/98          22202                22262              21336

    Lehman Brothers Municipal Bond Index              $22,202
    Nuveen Insured Municipal Bond Fund (NAV)          $22,262
    Nuveen Insured Municipal Bond Fund (Offer)        $21,336
Past performance is not predictive of future results.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Municipal Trust:

We have audited the accompanying statements of net assets, including the portfolios of investments, of the Nuveen Municipal Bond Fund and Nuveen Insured Municipal Bond Fund (two of the portfolios constituting the Nuveen Flagship Municipal Trust (a Massachusetts business trust)), as of April 30, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Municipal Bond Fund and Nuveen Insured Municipal Bond Fund of the Nuveen Flagship Municipal Trust as of April 30, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
June 18, 1998

Portfolio of Investments

Nuveen Municipal Bond Fund
April 30, 1998



   Principal                                                                                Optional Call                     Market
      Amount      Description                                                                 Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                  Alaska - 0.4%

$ 12,375,000      Alaska Housing Finance Corporation, Collateralized Home Mortgage Bonds,    12/03 at 103        AAA    $ 12,525,233
                    1990 Series A, 5.850%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
                  Arizona - 2.8%

   7,750,000      Arizona Board of Regents, Arizona State University, System Revenue          7/02 at 101         AA       8,075,733
                    Refunding Bonds, Series 1992-A, 5.750%, 7/01/12

  20,350,000      Salt River Project Agricultural Improvement and Power District, Arizona,    1/02 at 100         AA      20,435,470
                    Salt River Project Electric System Revenue Bonds, 1992 Series C,
                    5.500%, 1/01/28

   9,145,000      Salt River Project Agricultural Improvement and Power District, Arizona,    1/99 at 100        Aaa       9,145,183
                    Salt River Project Electric System Revenue Bonds, 1973 Series A,
                    5.000%, 1/01/10

                  Salt River Project Agricultural Improvement and Power District, Arizona
                  Electric System Revenue Refunding Bonds, 1993 Series C:
   5,000,000        4.900%, 1/01/08                                                           1/04 at 102         AA       5,067,300
  33,820,000        4.750%, 1/01/17                                                           1/04 at 100         AA      31,667,695

   7,000,000      The Industrial Development Authority of the City of Scottsdale, Arizona,    9/01 at 102        AAA       7,240,590
                    Hospital Revenue Refunding Bonds, (Scottsdale Memorial Hospitals),
                    Series 1996 A, 5.625%, 9/01/12
------------------------------------------------------------------------------------------------------------------------------------
                  Arkansas - 0.5%

  11,210,000      Jefferson County, Arkansas, Hospital Refunding Revenue Bonds, Series        7/03 at 102          A      12,025,976
                    1993, 6.000%, 7/01/06

   3,000,000      Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds      12/02 at 102       BBB-       2,990,700
                    (Entergy Arkansas, Inc. Project) Series 1997, 5.600%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
                  California - 14.8%

  21,220,000      California Health Facilities Financing Authority, Insured Health            7/04 at 102        AAA      20,758,253
                    Facility Refunding Revenue Bonds (Catholic Healthcare West) 1994
                    Series A, 5.000%, 7/01/14

  12,000,000      California Health Facilities Financing Authority Revenue Bonds,            11/08 at 101        AAA      11,336,760
                    (USCF - Stanford Health Care), 1998 Series B, 5.000%,11/15/28

                  State of California, Department of Water Resources, Central Valley
                  Project, Water System Revenue Bonds, Series L:
  15,515,000        5.700%, 12/01/16                                                      6/03 at 101 1/2         AA      16,047,009
   9,500,000        5.750%, 12/01/19                                                     12/03 at 101 1/2         AA       9,819,865
  12,250,000        5.500%, 12/01/23                                                      6/03 at 101 1/2         AA      12,363,803

  21,000,000      State of California, Department of Water Resources, Central Valley         12/03 at 101         AA      19,466,790
                    Project, Water System Revenue Bonds, Series M, 4.875%, 12/01/27

  12,000,000      State Public Works Board of the State of California, Lease Revenue         11/04 at 102        Aaa      13,932,360
                    Bonds (Department of Corrections), 1994 Series A, 7.000%, 11/01/19
                    (Pre-refunded to 11/01/04)

  11,500,000      California Statewide Communities Development Authority, Insured Health     10/03 at 102        AAA      11,723,790
                    Facilities Revenue, Certificates of Participation (UniHealth America),
                    1993 Series A, 5.500%, 10/01/14

  38,795,000      California Statewide Communities Development Authority, Certificates of     7/03 at 102         AA      38,997,122
                    Participation, St. Joseph Health System Obligated Group, 5.500%,
                    7/01/23

  15,725,000      Central Joint Powers Health Financing Authority, Certificates of            2/03 at 102       Baa1      15,580,487
                    Participation, Series 1993 (Community Hospitals of Central California),
                    5.250%, 2/01/13

   9,000,000      East Bay Municipal Utility District (Alameda and Contra Costa Counties,     6/03 at 102        AAA       8,619,300
                    California), Water System Subordinated Revenue Refunding Bonds, Series
                    1993A, 5.000%, 6/01/21




         Principal                                                                   Optional Call                        Market
            Amount    Description                                                     Provisions*     Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------------
                      California (continued)
                      Foothill/Eastern Transportation Corridor Agency, Toll Road
                       Revenue Bonds Series 1995A:
$       45,000,000     0.000%, 1/01/23                                                No Opt. Call          Baa     $ 11,207,250
        15,000,000     6.000%, 1/01/34                                                 1/05 at 102          Baa       15,520,800

        17,040,000    Los Angeles Convention and Exhibition Center Authority,          8/03 at 102          AAA       17,011,884
                       Lease Revenue Bonds, 1993 Refunding
                       Series A, The City of Los Angeles (California),
                       5.125%, 8/15/13

        17,575,000    Department of Water and Power of the City of Los Angeles,        4/02 at 102           Aa       18,872,035
                       California, Water Works Revenue
                       Bonds, Issue of 1992, 6.500%, 4/15/32

        16,000,000    The City of Los Angeles (California), Refunding,                 6/03 at 102          AAA       16,458,720
                       Series 1993-C, Series 1993-B, 5.700%, 6/01/23

        20,670,000    The City of Los Angeles, California, Wastewater                 11/03 at 102          AAA       20,258,047
                       System Revenue Bonds, Series 1993-D,
                       5.200%, 11/01/21

        15,750,000    Los Angeles County, Metropolitan Transportation                  7/03 at 102          AA-       16,161,233
                       Authority, Proposition A, Sales Tax Revenue
                       Refunding Bonds, Series 1993-A, 5.500%, 7/01/13

        17,185,000    Los Angeles County Metropolitan Transit Authority,               7/03 at 102          AAA       15,981,019
                       Proposition C, Sales Tax Revenue Second Senior
                       Bonds, Series 1993-B, 4.750%, 7/01/18

         8,000,000    Los Angeles County Metropolitan Transit Authority,               7/03 at 102          AAA        7,911,280
                       Proposition C Sales Tax Revenue Second Senior
                       Bonds, Series 1993-B, 5.250%, 7/01/23

                      Los Angeles County Sanitation Districts Financing
                       Authority, Capital Projects Revenue Bonds,
                       1993 Series A (Senior Ad Valorem Obligation Bonds):

        10,500,000     5.375%, 10/01/13                                               10/03 at 102           AA       10,702,020
        20,750,000     5.000%, 10/01/23                                               10/03 at 100           AA       19,663,530

        31,360,000    Los Angeles County Transportation Commission (California)        7/02 at 102          Aaa       34,844,410
                       Proposition C Sales Tax Revenue Bonds,
                       Second Senior Bonds, Series 1992-A, 6.750%, 7/01/19
                       (Pre-refunded to 7/01/02)

         5,000,000    The Metropolitan Water District of Southern California,          7/02 at 102           AA        5,043,800
                       Water Revenue Bonds, Issue of 1992,
                       5.500%, 7/01/19

        22,220,000    Northern California Power Agency, Hydroelectric Project          7/98 at 102           A-       22,766,612
                       Number One Revenue Bonds, Refunding
                       Series E, 7.150%, 7/01/24

        17,700,000    Sacramento County Sanitation Districts Financing Authority,     12/03 at 102           AA       16,205,235
                       1993 Revenue Bonds, 4.750%, 12/01/23

         8,050,000    The Regents of the University of California, Refunding           9/02 at 102        A+***        8,972,208
                       Revenue Bonds (Multiple Purpose Projects),
                       Series A, 6.875%, 9/01/16 (Pre-refunded to 9/01/02)
--------------------------------------------------------------------------------------------------------------------------------
                      Colorado - 1.2%

        27,685,000    Colorado Housing and Finance Authority, Single-Family           11/01 at 102          Aa1       29,294,883
                       Housing Revenue Refunding Bonds,
                       1991 Series A, 7.250%, 11/01/31

         6,445,000    City and County of Denver, Colorado, Airport System             11/01 at 100          AAA        6,651,111
                       Revenue Bonds, Series 1996D, 5.875%, 11/15/16
--------------------------------------------------------------------------------------------------------------------------------
                      Connecticut - 0.1%

         2,970,000    Connecticut Resources Recovery Authority, Bridgeport             1/00 at 100            A        3,011,194
                       Resco Company, L.P. Project Bonds,
                       Series B, 8.625%, 1/01/04
--------------------------------------------------------------------------------------------------------------------------------
                      Delaware - 0.3%

         7,055,000    Delaware River Port Authority Refunding Revenue,                 1/99 at 102          AAA        7,350,957
                       Series 1989, 7.375%, 1/01/07
--------------------------------------------------------------------------------------------------------------------------------
                      Florida - 2.1%

        31,000,000    Hillsborough County Industrial Development Authority,            5/02 at 103           AA       35,637,910
                       Pollution Control Revenue Refunding Bonds
                       (Tampa Electric Company Project) Series 1992,
                       8.000%, 5/01/22

        25,000,000    Orlando Utilities Commission, Water and Electric Subordinated   10/99 at 100          Aa2       23,790,750
                       Revenue Bonds, Series 1989D, 5.000%, 10/01/23

         1,350,000    The Elderly Housing Corporation of Sarasota, Inc.,               7/98 at 103          N/R        1,395,522
                       (Elderly Housing Project for the Sarasota
                       Housing Authority) First Mortgage Revenue Bonds,
                       Series 1978, 7.500%, 7/01/09

                                       11

Portfolio of Investments

April 30, 1998


   Principal                                                                                  Optional Call                   Market
      Amount      Description                                                                   Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                  Hawaii - 0.3%

$  8,000,000      Department of Budget and Finance of the State of Hawaii, Special Purpose      7/01 at 102        AAA  $  8,921,520
                    Revenue Bonds, Kapiolani Health Care System Obligated Group (Pali Momi
                    Medical Center Project), Series 1991, 7.650%, 7/01/19 (Pre-refunded to
                    7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                  Illinois - 19.2%

  16,270,000      City of Chicago, General Obligation Bonds (Emergency Telephone System)        1/03 at 102        AAA    16,525,927
                    Series 1993, 5.625%, 1/01/23

   7,880,000      City of Chicago, General Obligation Bonds, Project Series 1993,               1/04 at 102        AAA     7,784,258
                    5.250%, 1/01/18

  21,995,000      Chicago Metropolitan Housing Development Corporation, Housing Development     7/02 at 102         AA    23,324,818
                    Revenue Refunding Bonds (FHA-Insured Mortgage Loans-Section 8 Assisted
                    Projects) Series 1992B, 6.900%, 7/01/22

   7,965,000      City of Chicago, Motor Fuel Tax Revenue Bonds, Refunding Series 1993,         1/03 at 101        AAA     7,648,312
                    5.000%, 1/01/16

  18,710,000      City of Chicago (Illinois), Chicago-O'Hare International Airport, General     1/04 at 102        AAA    17,961,787
                    Airport Second Lien, Revenue Refunding Bonds, 1993 Series C,
                    5.000%, 1/01/18

  61,150,000      City of Chicago (Illinois), Chicago-O'Hare International Airport, General     1/04 at 102         A+    58,989,571
                    Airport Revenue Refunding Bonds, 1993 Series A, 5.000%, 1/01/16

  22,335,000      City of Chicago, Water Revenue Bonds, Series 1995, 5.000%, 11/01/15          11/06 at 102        AAA    21,601,519

  25,380,000      The County of Cook, Illinois, General Obligation Bonds, Series 1993A,        11/03 at 100        AAA    24,116,076
                    5.000%, 11/15/23

  17,300,000      DuPage Water Commission (DuPage, Cook and Will Counties, Illinois) General    3/02 at 100        AAA    17,892,871
                    Obligation Water Refunding Bonds, Series 1992, 5.750%, 3/01/11

  11,350,000      DuPage Water Commission (DuPage, Cook and Will Counties, Illinois) Water      5/03 at 102        Aa1    11,376,332
                    Refunding Revenue Bonds, Series 1993, 5.250%, 5/01/14

   8,500,000      Illinois Development Finance Authority, Revenue and Refunding Bonds, Series   2/00 at 102       Baa2     9,280,895
                    1990A (Columbus-Cuneo-Cabrini Medical Center), 8.500%, 2/01/15

  17,075,000      Illinois Educational Facilities Authority, Revenue Refunding Bonds, The       7/03 at 102        Aa1    17,396,181
                    University of Chicago, Series 1993B, 5.600%, 7/01/24

  55,100,000      Illinois Health Facilities Authority, Revenue Bonds, Series 1994A             8/04 at 102         AA    58,185,600
                    (Northwestern Memorial Hospital), 6.000%, 8/15/24

   6,115,000      Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1993    10/03 at 102         A-     6,159,089
                    (Illinois Masonic Medical Center), 5.500%, 10/01/19

  10,000,000      Illinois Health Facilities Authority, Revenue Bonds, Series 1992             10/02 at 102        AAA    10,721,500
                    (Highland Park Hospital), 6.200%, 10/01/22

  34,120,000      Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (Rush-      11/03 at 102        AAA    34,244,197
                    Presbyterian-St. Luke's Medical Center Obligated Group), 5.500%, 11/15/25

   7,275,000      Illinois Health Facilities Authority, Revenue Bonds, Series 1994 (Southern    3/04 at 102        AAA     7,580,332
                    Illinois Hospital Services), 5.850%, 3/01/14

  15,000,000      Illinois Health Facilities Authority, FHA Insured Mortgage Revenue Bonds,     2/06 at 102        AAA    15,804,450
                    Series 1996 (Sinai Health System), 6.000%, 2/15/24

  15,100,000      State of Illinois, General Obligation Bonds, Series of March 1992 (Full      10/02 at 102         AA    16,318,419
                    Faith and Credit), 6.200%, 10/01/04

                  State of Illinois, General Obligation Bonds, Series of August 1992 (Full
                    Faith and Credit):
  14,750,000        5.875%, 6/01/10                                                             6/02 at 102         AA    15,687,658
   5,000,000        5.875%, 6/01/11                                                             6/02 at 102         AA     5,296,650

  10,000,000      State of Illinois, General Obligation Bonds, Series of April 1993 (Full       4/03 at 102         AA    10,333,900
                    Faith & Credit), 5.700%, 04/01/18

  14,200,000      State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds), Series     6/03 at 102        AAA    14,008,158
                    S, 5.250%, 6/15/18

  15,315,000      State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds), Series O,  6/01 at 100        AAA    15,863,890
                    6.000%, 6/15/18

                  The Illinois State Toll Highway Authority, Toll Highway Priority Revenue
                    Bonds, 1992 Series A:
  20,000,000        6.450%, 1/01/13                                                             1/03 at 102         A+    21,510,400
   8,655,000        6.200%, 1/01/16                                                             1/03 at 102        AAA     9,302,048


   Principal                                                                                  Optional Call                   Market
      Amount      Description                                                                   Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                  Illinois (continued)

                  Metropolitan Pier and Exposition Authority (Illinois), McCormick Place
                  Expansion Project Bonds, Series 1992A:
$ 11,305,000        0.000%, 6/15/17                                                            No Opt. Call        AAA  $  4,012,597
  56,180,000        6.500%, 6/15/27 (Pre-refunded to 6/15/03)                                   6/03 at 102        Aaa    62,487,890

  16,510,000      Metropolitan Pier and Exposition Authority (Illinois), Dedicated State Tax    6/07 at 101        AAA    16,698,709
                    Revenue Bonds, Series 1997, 5.125%, 6/01/11

   5,000,000      Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and      6/03 at 102        AAA     5,401,050
                    Will Counties, Illinois, General Obligation Refunding Bonds, Series 1993C,
                    5.800%, 6/1/13 (Pre-refunded to 6/01/03)

   1,705,000      The Elderly Housing Corporation of Zion, Illinois, Housing Development        3/05 at 100          A     1,747,983
                    Revenue Bonds (Dell-Zion Associates Section 8 Assisted Project) Series
                    1978, 7.750%, 3/1/10
------------------------------------------------------------------------------------------------------------------------------------
                  Indiana - 3.8%

  10,835,000      Duneland School Building Corporation, First Mortgage Bonds, Series 1997,      8/07 at 101        AAA    11,016,161
                    5.450%, 8/01/15

  11,590,000      Indiana Health Facility Financing Authority, Hospital Revenue Refunding       9/02 at 102        AAA    12,537,135
                    Bonds, Series 1992A (Methodist Hospital of Indiana, Inc.), 5.750%, 9/01/11

  49,600,000      Indiana Health Facilities Financing Authority, Hospital Revenue Bonds        11/03 at 102        Aa2    50,723,936
                    (Daughters of Charity) Series 1993, 5.750%, 11/15/22

  10,100,000      Indiana State Office Building Commission Correctional Facilities Program,    12/03 at 100        AA-    10,971,428
                    Revenue Bonds, Series 1991, 6.375%, 7/01/16

   2,750,000      The Indianapolis Local Public Improvement Bond Bank, Series 1992 D Bonds,     2/03 at 102         AA     3,031,463
                    6.750%, 2/1/20

  12,500,000      The Indianapolis Local Public Improvement Bond Bank, Series 1993 A Bonds,     1/03 at 102        AAA    13,115,750
                    6.000%, 1/10/18

   8,400,000      Marion County Convention and Recreational Facilities Authority, Excise Taxes  6/08 at 101        AAA     7,944,720
                    Lease Rental Revenue Subordinate Bonds, Series 1997A, 5.000%, 6/01/27

   2,390,000      Southwind Housing, Inc., 7.125%, 11/15/21                                    No Opt. Call        N/R     2,864,487
------------------------------------------------------------------------------------------------------------------------------------
                  Iowa - 0.3%

   3,815,000      City of Davenport, Iowa, Hospital Facility Revenue Bonds (Mercy Hospital      7/04 at 100        AAA     4,202,337
                    Project), Series 1992, 6.625%, 7/01/14

   3,250,000      Iowa Housing Finance Authority, Single Family Mortgage Bonds, 1977 Series     8/98 at 100        Aaa     3,259,425
                    A, 5.875%, 8/01/08
------------------------------------------------------------------------------------------------------------------------------------
                  Kentucky - 3.1%

  34,500,000      County of Carroll, Kentucky, Collateralized Pollution Control Revenue Bonds   9/02 at 102        Aa2    38,879,775
                    (Kentucky Utilities Company Project) 1992 Series A, 7.450%, 9/15/16

   2,645,000      Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA           7/01 at 102        AAA     2,791,718
                    Guaranteed), 1991 Series A, 7.250%, 1/01/17

  17,600,000      Kentucky Housing Corporation, Housing Revenue Bonds, 1993 Series B            1/04 at 102        AAA    18,066,928
                    (Federally Insured or Guaranteed Mortgage Loans), 5.300%, 7/01/10

  14,400,000      Kentucky Housing Corporation, Housing Revenue Bonds, 1993 Series B            1/04 at 102        AAA    14,752,944
                    (Federally Insured or Guaranteed Mortgage Loans), 5.400%, 7/01/14

  16,980,000      The Turnpike Authority of Kentucky, Resource Recovery Road Revenue Refunding  1/99 at 100         A+    16,981,019
                    Bonds, 1987 Series A, 5.000%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
                  Maine - 0.8%

                  Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A:
  13,650,000        5.650%, 11/15/20                                                            2/04 at 102         AA    13,828,133
  10,000,000        5.700%, 11/15/26                                                            2/04 at 102         AA    10,130,200
------------------------------------------------------------------------------------------------------------------------------------
                  Maryland - 0.1%

   2,500,000      Community Development Administration, Maryland Department of Housing and      1/07 at 102        Aa2     2,624,100
                    Community Development, Housing Revenue Bonds, Series 1996 A,
                    5.875%, 7/01/16

Portfolio of Investments
Nuveen Municipal Bond Fund (continued)
April 30, 1998

    Principal                                                                       Optional Call                          Market
       Amount     Description                                                         Provisions*     Ratings**             Value
---------------------------------------------------------------------------------------------------------------------------------
                  Massachusetts -- 3.1%

$  15,000,000     Massachusetts Bay Transportation Authority, Certificates            8/00 at 102           AAA     $  16,413,900
                   of Participation, 1990 Series A,
                   7.650%, 8/01/15 (Pre-refunded to 8/01/00)

    5,170,000     The Commonwealth of Massachusetts, General Obligation              No Opt. Call           AA-         5,244,862
                   Refunding Bonds, 1993 Series C,
                   4.700%, 8/01/02

                  Massachusetts Water Resources Authority, General Revenue
                   Bonds, 1990 Series A:
    6,500,000      7.500%, 4/01/16 (Pre-refunded to 4/01/00)                          4/00 at 102           AAA         7,029,555
    9,605,000      6.000%, 4/01/20 (Pre-refunded to 4/01/00)                          4/00 at 100           AAA         9,949,916

                  Massachusetts Water Resources Authority, General Revenue
                   Refunding Bonds, 1993 Series B:
   14,765,000      5.250%, 3/01/13                                                    3/03 at 102             A        14,772,235
   10,795,000      5.000%, 3/01/22                                                    3/03 at 100             A        10,219,087

   26,050,000     Massachusetts Water Resources Authority, General Revenue           12/04 at 102             A        25,608,974
                   Bonds, 1993 Series C,
                   5.250%, 12/01/20
---------------------------------------------------------------------------------------------------------------------------------
                  Michigan -- 5.0%

   15,000,000     School District of the City of Detroit, Wayne County,
                   Michigan, School Building and Site Improvement Bonds               5/06 at 102           AAA        15,520,050
                   (Unlimited Tax General Obligation), Series 1996A,
                   5.700%, 5/01/25

                  Michigan State Hospital Finance Authority, Hospital Revenue
                   and Refunding Bonds (The Detroit Medical Center Obligated
                   Group) Series 1993B:
   19,585,000      5.750%, 8/15/13                                                    8/04 at 102             A        19,984,142
   59,360,000      5.500%, 8/15/23                                                    8/04 at 102             A        59,273,928

    3,000,000     Michigan State Hospital Finance Authority, Hospital Revenue        10/05 at 100        BBB***         3,550,800
                   Refunding Bonds (Genesys Health System Obligated Group),
                   Series 1995A, 7.500%, 10/01/27 (Pre-refunded to 10/01/05)
   12,080,000     Michigan State Housing Development Authority, Rental Housing
                   Revenue Bonds, 1994 Series B,                                      4/04 at 102           AAA        12,467,406
                   5.700%, 4/01/12

   15,000,000     State of Michigan, State Trunk Line Fund Bonds,
                   Series 1992A, 5.500%, 10/01/21                                    10/02 at 100           AA-        15,069,300

   16,805,000     Hospital Finance Authority of the City of St. Joseph,
                   Revenue Refunding Bonds (Mercy Memorial Medical Center             1/04 at 102           AAA        16,575,444
                   Obligated Group), Series 1993, 5.250%, 1/01/16

    5,000,000     Regents of the University of Michigan, Hospital Revenue
                   Refunding Bonds, Series 1986A,                                    12/98 at 100            AA         5,009,900
                   6.625%, 12/01/10
---------------------------------------------------------------------------------------------------------------------------------
                  Minnesota -- 0.4%

    2,165,000     Minnesota Housing Finance Agency, Housing Development Bonds,        2/01 at 100            AA         2,193,297
                   1977 Series A, 6.250%, 2/01/20

    8,965,000     Minnesota Housing Finance Agency, Rental Housing Bonds,             2/05 at 102           AAA         9,319,386
                   1995 Series D, 5.800%, 8/01/11
---------------------------------------------------------------------------------------------------------------------------------
                  Missouri -- 0.8%

    6,195,000     Missouri Housing Development Commission, Housing Development        9/04 at 100           AA+         6,286,190
                   Bonds, Series B 1979, (Federally Insured Mortgage Bonds),
                   7.000%, 09/15/22

   15,750,000     Health and Educational Facilities Authority of the State of
                   Missouri, Health Facilities Refunding and Improvement         10/99 at 102 1/2          BBB+        16,981,808
                   Revenue Bonds (Heartland Health Systems Project)
                   8.125%, 10/01/10
---------------------------------------------------------------------------------------------------------------------------------
                  Montana -- 0.2%

    5,825,000     Montana Health Facility Authority, Health Care Revenue              6/06 at 102          BBB-         6,155,161
                   Bonds, Series 1996 (Community Medical Center, Inc.),
                   6.375%, 6/01/18
---------------------------------------------------------------------------------------------------------------------------------
                  Nebraska -- 1.1%

   28,800,000     Consumers Public Power District, Nebraska, Nuclear Facility         6/98 at 100            A+        28,806,336
                   Revenue Bonds, 1968 Series, 5.100%, 1/01/03

    2,195,000     Hospital Authority No. 1 of Hall County, Nebraska, Hospital         6/98 at 103         AA***         2,265,833
                   Facility Revenue Bonds (Lutheran Hospitals and Homes Society
                   Grand Island Project) Series 1977, 6.750%, 12/01/07
                   (Pre-refunded to 6/01/98)
---------------------------------------------------------------------------------------------------------------------------------
                  Nevada -- 0.3%

    8,630,000     City of Reno, Nevada, Insured Hospital Revenue Bonds                5/03 at 102           AAA         9,040,529
                   (St. Mary's Regional Medical Center),
                   Series 1993A, 5.800%, 5/15/13

   Principal                                                                                   Optional Call                  Market
      Amount      Description                                                                    Provisions*  Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                  New Hampshire - 0.3%

$  8,500,000      The Industrial Development Authority of the State of New Hampshire,           12/01 at 103        Ba1 $  9,166,400
                    Pollution Control Revenue Bonds (Central Maine Power Company Project,
                    1984 Series B), 7.375%, 5/01/14
------------------------------------------------------------------------------------------------------------------------------------
                  New Jersey - 0.4%

  10,750,000      New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,         5/02 at 102         A+   11,576,783
                    1992 Series A, 6.950%, 11/01/13
------------------------------------------------------------------------------------------------------------------------------------
                  New York - 6.8%

  11,190,000      Battery Park City Authority, Senior Revenue Refunding Bonds, Series           11/03 at 102         AA   11,000,553
                    1993A, 5.000%, 11/01/13

   5,000,000      Municipal Assistance Corporation for the City of New York (A Public           No Opt. Call         AA    5,491,050
                    Benefit Corporation of the State of New York), Series L Bonds,
                    6.000%, 7/01/07

   2,350,000      The City of New York, General Obligation Bonds, Fiscal 1996 Series C,         No Opt. Call         A3    2,511,892
                    6.000%, 8/15/04

   8,000,000      The City of New York, General Obligation Bonds, Fiscal 1994 Series D,      8/03 at 101 1/2         A3    8,268,400
                    5.750%, 8/15/11

   8,525,000      The City of New York, General Obligation Bonds, Fiscal 1992 Series C,      8/02 at 101 1/2        AAA    9,394,891
                    Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to
                    8/01/02)

                  The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
   7,500,000        5.900%, 2/01/05                                                             No Opt. Call         A3    7,961,550
  12,655,000        5.750%, 2/01/17                                                          2/06 at 101 1/2         A3   13,044,268

  15,620,000      The City of New York, General Obligation Bonds, Fiscal 1997 Series F,      8/06 at 101 1/2         A3   16,538,300
                    6.000%, 8/01/16

                  The City of New York, General Obligation Bonds, Fiscal 1995 Series F:
  13,850,000        6.625%, 2/15/25 (Pre-refunded to 2/15/05)                                    2/05 at 101      A3***   15,609,504
     150,000        6.625%, 2/15/25                                                              2/05 at 101         A3      164,768

   8,600,000      New York City (New York), Municipal Water Finance Authority, Water and     6/02 at 101 1/2         A2    9,061,132
                    Sewer System Revenue Bonds, Fiscal 1993 Series A, 6.000%, 6/15/17

   8,400,000      Dormitory Authority of the State of New York, Beth Israel Medical Center      11/00 at 102        AAA    8,924,748
                    Revenue Bonds, Series 1996, 6.000%, 11/01/15

   8,000,000      Dormitory Authority of the State of New York, Mental Health Services           2/07 at 102         A-    8,070,560
                    Facilities Improvement, Revenue Bonds, Series 1997B, 5.500%, 8/15/17

  15,000,000      Dormitory Authority of the State of New York, The New York and Presbyterian    2/08 at 101        AAA   13,758,450
                    Hospital, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1998, 4.750%,
                    8/01/27

                  New York State Housing Finance Agency, Health Facilities Revenue Bonds (New
                    York City), 1990 Series A Refunding:
  16,160,000        8.000%, 11/01/08 (Pre-refunded to 11/01/00)                                 11/00 at 102        Aaa   17,930,490
   3,330,000        8.000%, 11/01/08                                                            11/00 at 102       BBB+    3,648,315

   8,000,000      New York Local Government Assistance Corporation (A Public Benefit             4/02 at 102        AAA    8,911,120
                    Corporation of the State of New York), Series 1991D Bonds, 7.000%, 4/01/18

  11,490,000      State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth Series A,   10/98 at 100        Aaa   11,777,250
                    6.875%, 4/01/17

                  Power Authority of the State of New York, General Purpose Bonds, Series CC:
   3,990,000        5.000%, 1/01/08 (Pre-refunded to 1/01/03)                                    1/03 at 102     Aa2***    4,166,159
  17,270,000        5.250%, 1/01/18 (Pre-refunded to 1/01/03)                                    1/03 at 102     Aa2***   18,213,114

   5,000,000      Triborough Bridge and Tunnel Authority (New York), General Purpose Revenue     1/04 at 100        Aa3    4,603,700
                    Bonds, Series 1994A, 4.750%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
                  North Carolina - 3.0%

  16,750,000      North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,     1/99 at 100       Baa1   16,909,628
                    Refunding Series 1989 A, 6.500%, 1/01/24

  68,250,000      North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,     1/03 at 102       Baa1   71,885,678
                    Refunding Series 1993 B, 6.250%, 1/01/12

                  Housing Authority of the City of Wilmington, North Carolina, First Mortgage
                    Revenue Bonds, Series 1979:
      60,000        7.750%, 6/01/98                                                             No Opt. Call        N/R       60,194
   1,195,000        7.750%, 6/01/10                                                             No Opt. Call        N/R    1,261,550

Portfolio of Investments

April 30, 1998

   Principal                                                                             Optional Call                        Market
      Amount    Description                                                                Provisions*   Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.3%

$  5,375,000    The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital        7/99 at 102         AAA      $  5,732,115
                  Revenue Bonds, Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)

   2,970,000    Midwest City Memorial Hospital Authority (Midwest City, Oklahoma)          4/02 at 102     BBB+***         3,330,855
                  Hospital Revenue Bonds Series 1992, 7.375%, 4/01/12 (Pre-refunded to
                  4/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.4%

  10,000,000    State of Oregon, Department of Administrative Services, Certificates of    5/07 at 101         AAA        10,431,700
                  Participation, 1997 Series A, 5.800%, 5/1/24
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.8%

  10,000,000    Lehigh County Industrial Development Authority, Pollution Control Revenue  9/04 at 102         AAA        11,024,100
                  Refunding Bonds, 1994 Series B (Pennsylvania Power & Light Company
                  Project), 6.400%, 9/01/29

  22,500,000    Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds, Issue 7/03 at 102         AAA        23,285,250
                  1993, 5.750%, 7/01/14

                Pennsylvania Housing Finance Agency, Multi-Family Housing Refunding Bonds
                  (Federal Housing Administration Insured Mortgage Loans) Issue FHA 1992:
   4,025,000      8.100%, 7/01/13                                                          7/02 at 102         AAA         4,387,331
  16,830,000      8.200%, 7/01/24                                                          7/02 at 102         AAA        18,406,298

  16,600,000    Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue  6/03 at 100         AAA        15,838,392
                  Refunding Bonds (City of Philadelphia Funding Program), Series of 1993A,
                  5.000%, 6/15/22


   7,000,000    City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,         8/01 at 100         AAA         7,577,360
                  Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.3%

   7,595,000    Rhode Island Convention Center Authority, Refunding Revenue Bonds, 1993    5/03 at 100         AAA         7,272,061
                  Series B, 5.000%, 5/15/20
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.7%

                City of Austin, Texas, Water, Sewer and Electric Refunding Revenue
                  Bonds, Series 1982:
     260,000      14.000%, 11/15/01 (Pre-refunded to 5/15/99)                              5/99 at 100         AAA           273,793
     260,000      14.000%, 11/15/01 (Pre-refunded to 5/15/99)                              5/99 at 100       A2***           301,995
  16,450,000      14.000%, 11/15/01                                                       No Opt. Call          A2        19,372,672

  29,500,000    Brazos River Authority (Texas) Collateralized Revenue Refunding Bonds      8/00 at 102         AAA        30,264,345
                  (Houston Lighting & Power Company Project) Series 1995, 5.800%, 8/01/15

   6,585,000    Crowley Independent School District, Tarrant & Johnson Counties,           8/08 at 100         AAA         7,391,728
                  Unlimited Tax School Building Bonds, Series 1997, 6.500%, 8/01/23

  25,800,000    Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,       8/04 at 102         AAA        26,195,514
                  Series 1994, 5.300%, 8/15/13

   7,000,000    Harris County Health Facilities Development Corporation (Texas),          No Opt. Call         AAA         7,597,240
                  Hospital Revenue Bonds (St. Luke's Episcopal Hospital Project),
                  Series 1991A, 6.750%, 2/15/21

  47,245,000    City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding     2/02 at 101         Aa1        45,624,024
                  Bonds, New Series 1992, 5.000%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 3.5%

                Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
                  1993 Series A:
   6,300,000      5.500%, 7/01/13                                                          7/03 at 102          A+         6,383,223
  25,175,000      5.500%, 7/01/20                                                          7/03 at 102          A+        25,187,588
  47,085,000      5.000%, 7/01/23                                                          7/03 at 100          A+        44,198,219

   2,200,000    Intermountain Power Agency (Utah), Power Supply Revenue Bonds, 1986        7/98 at 100          A+         2,200,858
                  Series B, 6.000%, 7/01/15

   6,740,000    Intermountain Power Agency (Utah), Power Supply Revenue Bonds, 1986        7/98 at 100          A+         6,394,845
                  Series C, 5.000%, 7/01/18

  15,100,000    Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,   7/07 at 102         AAA        15,769,685
                  1997 Series B, 5.750%, 7/01/19

   1,490,000    Layton, Utah, Industrial Development Revenue Bonds (C.D.I. Ltd. Project-   6/98 at 100         N/R         1,493,740
                  K Mart Guaranteed), 8.750%, 6/01/05

   Principal                                                                            Optional Call                         Market
      Amount  Description                                                                 Provisions*  Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
              Vermont - 0.1%

$    215,000  University of Vermont and State Agricultural College, Housing, Dining       7/98 at 101         A+        $    217,936
                and Student Services Facilities System Bonds, Lot 1 Series 1969-A,
                6.300%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
              Virginia - 3.9%

     690,000  Industrial Development Authority of the City of Chesapeake, Medical         9/98 at 100        N/R             693,090
                Facility Insured-Mortgage Revenue Bonds (Medical Facilities of America
                XIV Project) Series 1979, 7.500%, 9/01/01

   7,750,000  Richmond Metropolitan Authority (Virginia), Expressway Revenue and          7/02 at 102        AAA           8,352,252
                Refunding Bonds, Series 1992-B, 6.250%, 7/15/22

  50,000,000  Virginia Housing Development Authority, Commonwealth Mortgage Bonds,        1/02 at 102        AA+          52,340,000
                1992 Series A, 7.150%, 1/01/33

   3,070,000  Virginia Housing Development Authority, Multi-Family Mortgage Bonds,        5/98 at 101        AA+           3,107,730
                1978 Series B, 6.700%, 11/01/21

              Virginia Housing Development Authority, Multi-Family Housing Bonds, 1993
                Series C:
  19,080,000    5.550%, 5/01/08                                                           5/03 at 102        AA+          19,727,765
  28,075,000    5.900%, 5/01/14                                                           5/03 at 102        AA+          29,016,635
------------------------------------------------------------------------------------------------------------------------------------
              Washington - 6.9%

  23,260,000  Public Utility District No. 1 of Chelan County, Rocky Reach Hydro-Electric  1/99 at 100         AA          23,265,581
                System Revenue Bonds, Series of 1957, 5.000%, 7/01/13

   6,450,000  Public Utility District No. 1 of Chelan County, Rocky Reach Hydro-Electric  1/99 at 100         AA           6,449,420
                System Revenue Bonds, Series of 1968, 5.125%, 7/01/23

  14,335,000  Public Utility District No. 1 of Douglas County, Washington, Wells          9/98 at 101         A+          13,032,808
                Hydroelectric Revenue Bonds, Series of 1963, 4.000%, 9/01/18

   7,250,000  Municipality of Metropolitan Seattle, Sewer Refunding Revenue Bonds,        1/03 at 102        AAA           7,571,827
                Series Y, 5.700%, 1/01/12

   5,000,000  Washington Public Power Supply System, Nuclear Project No. 1 Refunding     No Opt. Call        Aa1           6,075,450
                Revenue Bonds, Series 1989B, 7.125%, 7/01/16

              Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                Revenue Bonds, Series 1993A:
  14,260,000    7.000%, 7/01/07                                                          No Opt. Call        Aa1          16,420,960
  18,500,000    5.750%, 7/01/13                                                           7/03 at 102        Aa1          19,145,650
  10,000,000    5.700%, 7/01/17                                                           7/03 at 102        AAA          10,219,000

   7,805,000  Washington Public Power Supply System, Nuclear Project No. 1 Refunding     No Opt. Call        Aa1           9,138,874
                Revenue Bonds, Series 1993B, 7.000%, 7/01/09

  10,000,000  Washington Public Power Supply System (Bonneville), Nuclear Project         7/03 at 102        Aa1          10,008,000
                No. 1 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

   8,835,000  Washington Public Power Supply System, Nuclear Project No. 3 Refunding      7/03 at 102        Aa1           9,058,701
                Revenue Bonds, Series 1993B, 5.700%, 7/01/18

              Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                Revenue Bonds, Series 1993C:
   9,180,000    5.300%, 7/01/10                                                           7/03 at 102        Aa1           9,287,864
  51,070,000    5.375%, 7/01/15                                                           7/03 at 102        Aa1          50,530,190
  11,545,000    5.500%, 7/01/18                                                           7/03 at 102        Aa1          11,446,867
------------------------------------------------------------------------------------------------------------------------------------
              Wisconsin - 4.4%

   4,500,000  Wisconsin Housing and Economic Development Authority, Insured Mortgage     No Opt. Call         AA           4,642,200
                Revenue Refunding Bonds, 1977 Series A, 5.800%, 6/01/17

   8,500,000  Wisconsin Housing and Economic Development Authority, Multi-Family Housing  4/02 at 102         A1           9,123,814
                Revenue Bonds, 1992 Series B, 7.050%, 11/01/22

  28,200,000  Wisconsin Housing and Economic Development Authority, Housing Revenue      12/03 at 102         A1          28,734,953
                Bonds, 1993 Series C, 5.800%, 11/01/13

  13,700,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,      11/01 at 102        AAA          14,603,651
                Series 1991 (Columbia Hospital, Inc.), 6.250%, 11/15/21

                         Portfolio of Investments

                         April 30, 1998

      Principal                                                                       Optional Call                           Market
         Amount      Description                                                        Provisions*    Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                     Wisconsin (continued)
$     9,830,000      Wisconsin Health and Educational Facilities Authority, Health      6/02 at 102          AAA     $    10,522,228
                       Facilities Refunding Revenue Bonds (SSM Health Care),
                       Series 1992AA, 6.250%, 6/01/20

      3,750,000      Wisconsin Health and Educational Facilities Authority, Revenue    10/04 at 102          AAA           3,957,262
                       Bonds, Series 1994A (Froedtert Memorial Lutheran
                       Hospital, Inc.), 5.875%, 10/01/13

      6,000,000      Wisconsin Health and Educational Facilities Authority, Revenue    12/02 at 102          AAA           6,322,560
                       Bonds, Series 1992A (Meriter Hospital, Inc.), 6.000%, 12/01/22

     18,500,000      Wisconsin Health and Educational Facilities Authority Revenue      8/03 at 102          AAA          18,018,444
                       Bonds, Series 1993 (Aurora Health Care Obligated
                       Group), 5.250%, 8/15/23

     32,000,000      Wisconsin Health and Educational Facilities Authority, Revenue     5/06 at 102          AAA          32,908,480
                       Bonds, Series 1996 (Aurora Medical Group, Inc.
                       Project), 5.750%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------
$ 2,849,465,000      Total Investments --(cost--$2,654,721,175)--98.5%                                                 2,881,961,684
===============---------------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities--1.5%                                                                  42,530,887
                     ---------------------------------------------------------------------------------------------------------------
                     Net Assets--100%                                                                                $ 2,924,492,571
                     ===============================================================================================================





   * Optional Call Provision (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

  **  Ratings (not covered by the report of independent public accountants):
      Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R   Investment is not rated.

                                 See accompanying notes to financial statements.



                      Portfolio of Investments
                      Nuveen Insured Municipal Bond Fund
                      April 30, 1998



   Principal                                                                           Optional Call                       Market
      Amount       Description                                                           Provisions*   Ratings**            Value
---------------------------------------------------------------------------------------------------------------------------------
                   Alabama -- 8.1%

$  5,600,000       The Alabama Public Health Care Authority, Mortgage Revenue          10/06 at 102         AAA     $   5,925,696
                     Bonds, Series 1996, 6.000%, 10/01/25

   2,120,000       The Water Supply Board of the City of Albertville (Alabama)          3/02 at 102         AAA         2,308,023
                     Water Revenue Bonds, Series 1992, 6.700%, 3/01/11

   3,500,000       City of Athens, Alabama, Electric Revenue Warrants, Series           6/05 at 102         AAA         3,721,375
                     1995, 6.000%, 6/01/25

   4,405,000       The Governmental Utility Services Corporation of the City of         12/99 at 102         AAA        4,705,333
                     Auburn, Floating/Fixed Rate Wastewater Treatment Revenue
                     Bonds, Series 1984, 7.300%, 1/01/12

   1,875,000       The Special Care Facilities Financing Authority of the City           1/01 at 102         AAA        1,965,694
                     of Birmingham, Baptist Medical Centers Revenue Bonds,
                     Series 1991-A, (The Baptist Medical Centers), 7.000%,
                     1/01/21

   1,225,000       The Utilities Board of the City of Daphne (Alabama), Water,          6/00 at 102          AAA        1,319,105
                     Gas and Sewer Revenue Refunding Bonds, Series 1990B,
                     7.350%, 6/01/20

   6,750,000       The Public Building Authority of the City of Huntsville             10/05 at 102          AAA        7,163,303
                     (Alabama), Municipal Justice and Public Safety Center Lease
                     Revenue Bonds, Series 1996A, 6.000%, 10/01/25

   3,000,000       City of Madison (Alabama), General Obligation School                 2/04 at 102          AAA        3,264,990
                     Warrants, Series 1994, 6.250%, 2/01/19

   5,500,000       City of Madison (Alabama), General Obligation Warrants,              4/05 at 102          AAA        5,842,815
                     Series 1995, 6.000%, 4/01/23

   3,000,000       Mobile County, Alabama, General Obligation Tax Pledge                2/00 at 102          AAA        3,191,070
                     Warrants, Series 1991, 6.700%, 2/01/11 (Pre-refunded to
                     2/01/00)

   5,580,000       BMC Special Care Facilities Financing Authority of the City          9/07 at 102          AAA        5,560,805
                     of Montgomery, Revenue Bonds, Series 1997-C (Baptist
                     Medical Center), 5.375%, 9/01/22

  12,000,000       The Medical Clinic Board of The City of Montgomery, Alabama,         3/06 at 102          AAA       12,693,000
                     Health Care Facility Revenue Bonds, Jackson Hospital &
                     Clinic, Series 1996, 6.000%, 3/01/26

                   The Utilities Board of the City of Oneonta (Alabama), Utility
                     Revenue Bonds, Series 1994:
   2,860,000         6.900%, 11/01/24 (Pre-refunded to 11/01/04)                       11/04 at 102          AAA        3,295,378
     140,000         6.900%, 11/01/24                                                  11/04 at 102          AAA          158,903

                   West Morgan-East Lawrence Water Authority, Water Revenue
                     Bonds, Series 1994:
   2,200,000         6.800%, 8/15/19 (Pre-refunded to 8/15/04)                          8/04 at 102          AAA        2,515,612
   3,000,000         6.850%, 8/15/25 (Pre-refunded to 8/15/04)                          8/04 at 102          AAA        3,437,820
---------------------------------------------------------------------------------------------------------------------------------
                   Alaska -- 2.9%

                   Alaska Industrial Development and Export Authority, Revolving
                     Fund Bonds, Series 1997A:
   4,500,000         5.900%, 4/01/17                                                    4/07 at 102          AAA        4,722,570
   5,000,000         6.125%, 4/01/27                                                    4/07 at 102          AAA        5,359,850

   8,565,000       Alaska Housing Finance Corporation, Mortgage Revenue Bonds,          6/06 at 102          AAA        9,028,281
                     1996 Series A, 6.000%, 12/01/15

   5,000,000       Alaska Housing Finance Corporation, Mortgage Revenue Bonds,          6/07 at 102          AAA        5,226,300
                     1997 Series A, 6.000%, 6/01/27
---------------------------------------------------------------------------------------------------------------------------------
                   Arizona -- 2.1%

   5,000,000       Navajo County, Arizona, Pollution Control Corporation,               8/03 at 102           A-        5,129,000
                     Pollution Control Revenue Refunding Bonds (Arizona Public
                     Service Company), 1993 Series A, 5.875%, 8/15/28

   6,000,000       Tempe Union High School District No. 213 of Maricopa County,         7/04 at 101          AAA        6,461,460
                     Arizona, School Improvement and Refunding Bonds, Series
                     1994, 6.000%, 7/01/10

   5,000,000       City of Tucson, Arizona, Water System Revenue Bonds, Series          7/08 at 100          AAA        5,533,350
                     1994-A, 6.000%, 7/01/21

                      Portfolio of Investments
                      Nuveen Insured Municipal Bond Fund (continued)
                      April 30, 1998



   Principal                                                                        Optional Call                         Market
      Amount       Description                                                        Provisions*    Ratings**             Value
--------------------------------------------------------------------------------------------------------------------------------
                   California -- 8.9%
$  3,525,000       Brea Public Financing Authority (Orange County, California),       8/01 at 102          AAA     $   3,886,277
                     1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                     Project AB), 7.000%, 8/1/15 (Pre-refunded to 8/01/01)

   5,000,000       California Health Facilities Financing Authority, Insured          7/06 at 102          AAA         5,300,250
                     Health Facility Refunding Revenue Bonds (Catholic
                     Healthcare West), 1996 Series A, 6.000%, 7/01/25

   8,000,000       Culver City Unified School District, (Los Angeles County,          2/08 at 101          AAA         7,679,920
                     California), General Obligation Bonds, Election of 1996,
                     Series 1998, 5.125%, 8/01/37

   1,000,000       M-S-R Public Power Agency (California), San Juan Project           7/98 at 100          AAA         1,003,010
                     Refunding Revenue Bonds, Series H, 5.900%, 7/01/20

  13,750,000      Ontario Redevelopment Financing Authority (San Bernardino           8/03 at 102          AAA        14,547,088
                     County, California) 1993 Revenue Bonds (Ontario
                     Redevelopment Project No. 1), 5.800%, 8/01/23

   5,295,000       County of Riverside, California (1994 Desert Justice Facility     12/04 at 101          AAA         5,679,364
                     Project) Certificates of Participation, 6.000%, 12/01/12
                     (Pre-refunded to 12/04/04)

   2,250,000       Sacramento Municipal Utility District (California), Electric       9/01 at 102          AAA         2,451,870
                     Revenue Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

   2,435,000       County of San Diego, California, Certificates of                   8/08 at 102          AAA         2,304,216
                     Participation, Sharp Healthcare Obligated Group, 5.000%,
                     8/15/28 (DD)

  17,500,000      San Joaquin Hills Transportation Corridor Agency Toll Road          1/07 at 102          AAA        17,206,525
                     Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30

   3,000,000       Santa Clara County Financing Authority, Lease Revenue Bonds,      11/07 at 102          AAA         2,873,190
                     (VMC Facility Replacement Project, 1994 Series A, 5.000%,
                     11/15/22

  10,000,000      The Regents of the University of California, Revenue Bonds          9/02 at 102          AAA        10,996,000
                     (Multiple Purpose Projects), Series D, 6.375%, 9/01/24
                     (Pre-refunded to 9/01/02)
--------------------------------------------------------------------------------------------------------------------------------
                   Colorado -- 1.0%

   4,500,000       Board of Water Commissioners, City and County of Denver,          11/01 at 101          AAA         4,835,925
                     Colorado, Certificates of Participation, Series 1991,
                     6.625%, 11/15/11

   3,500,000       Jefferson County, Colorado, Refunding, Certificates of            12/02 at 102          AAA         3,873,590
                     Participation, 6.650%, 12/01/08
--------------------------------------------------------------------------------------------------------------------------------
                   Delaware -- 0.5%

   3,600,000       Delaware Economic Development Authority, Pollution Control         5/02 at 102          AAA         3,915,216
                     Refunding Revenue Bonds (Delmarva Power & Light Company
                     Project) Series 1992 Series B, 6.750%, 5/01/19
--------------------------------------------------------------------------------------------------------------------------------
                   Florida -- 0.1%

     920,000       Florida Keys Aqueduct Authority, Water Revenue Refunding           9/01 at 101          AAA           999,810
                     Bonds, Series 1991, 6.750%, 9/01/21 (Pre-refunded to
                     9/01/01)

      80,000       Florida Keys Aqueduct Authority, Water Revenue, 6.750%,            9/01 at 101          AAA            86,124
                     9/01/21
--------------------------------------------------------------------------------------------------------------------------------
                   Georgia -- 2.8%

   5,000,000       City of Albany (Georgia), Sewerage System Revenue Bonds,           7/02 at 102          AAA         5,517,750
                     Series 1992, 6.625%, 7/01/17 (Pre-refunded to 7/01/02)

   5,000,000       Development Authority of Appling County (Georgia), Pollution       1/04 at 101          AAA         5,583,300
                     Control Revenue Bonds (Oglethorpe Power Corporation Hatch
                     Project), Series 1994, 7.150%, 1/01/21

   2,250,000       Chatham County Hospital Authority, Hospital Revenue Bonds          1/01 at 101          AAA         2,444,940
                     (Memorial Medical Center, Inc.) (Savannah, Georgia), Series
                     1990A, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

   3,020,000       Development Authority of the City of Marietta, First Mortgage      9/05 at 102          AAA         3,190,177
                     Revenue Bonds (Life College, Inc.), Series 1995A and Series
                     1995B, 5.950%, 9/01/19

   6,180,000       Marietta Development Authority (Life College), 6.250%,             9/05 at 102          AAA         6,775,072
                     9/01/25


   Principal                                                                      Optional Call                             Market
      Amount      Description                                                       Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                  Illinois--14.9%

$  2,500,000      City of Chicago (Illinois), General Obligation Adjustable     7/02 at 101 1/2          AAA          $  2,768,850
                    Rate Bonds, Central Public Library Project, Series C
                    of 1988, 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

   5,000,000      City of Chicago, General Obligation Bonds, Project Series A       1/02 at 102          AAA             5,381,000
                    of 1992, 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

                  Chicago School Reform Board of Trustees of the Board of
                    Education of the City of Chicago, Illinois, Unlimited Tax
                    General Obligation Bonds, Series 19:
   9,590,000          5.800%, 12/01/17                                             12/07 at 102          AAA            10,070,267
  10,000,000          5.750%, 12/01/27                                             12/07 at 102          AAA            10,411,800
  10,000,000          5.250%, 12/01/30                                             12/07 at 102          AAA             9,681,400

  12,800,000      Public Building Commission of Chicago (Illinois), Building
                    Revenue Bonds, Series A of 1993,                               12/03 at 102          AAA            13,252,224
                    5.750%, 12/01/18

   6,540,000      Town of Cicero, Cook County, Illinois, General Obligation
                    Corporate Purpose Bonds, Series 1994A,                         12/04 at 102          AAA             7,208,519
                    6.400%, 12/01/14

   7,500,000      The County of Cook, Illinois, General Obligation Bonds,          11/03 at 100          AAA             7,126,500
                    Series 1993A, 5.000%, 11/15/23

   2,500,000      Community College District No. 508, Cook County, Illinois,
                    Certificates of Participation,                                 No Opt. Call          AAA             3,191,700
                    8.750%, 1/01/07

   2,370,000      Board of Governors of State Colleges and Universities
                    (Illinois), Eastern Illinois University,                        4/04 at 102          AAA             2,591,168
                    Auxiliary Facilities System Revenue Bonds, Series 1994A,
                    6.375%, 4/01/16

   1,900,000      Illinois Educational Facilities Authority, Revenue Refunding      5/06 at 102          AAA             2,064,008
                    Bonds, (Midwestern University), Series 1966B, 6.250%, 5/15/26

   6,595,000      Illinois Health Facilities Authority, Revolving Fund Pooled       2/99 at 103          AAA             6,967,354
                    Financing Program, Methodist Health Services Corporation,
                    Peoria, 8.000%, 8/01/15

   4,500,000      Illinois Health Facilities Authority, Revenue Bonds, Series       5/04 at 102          AAA             4,874,040
                    1994 (Ingalls Health System Project), 6.250%, 5/15/24

   3,000,000      Illinois Health Facilities Authority, Revenue Bonds, Series       8/04 at 102          AAA             3,209,730
                    1994A (The University of Chicago Hospitals Project),
                    6.125%, 8/15/24

   4,000,000      Illinois Health Facilities Authority, Health Care Facilities     11/04 at 102          AAA             4,512,360
                    Revenue Bonds, Series 1995, (Northwestern Medical Faculty
                    Foundation, Inc.), 6.500%, 11/15/15 (Pre-refunded to 11/15/04)

   7,000,000      Illinois Health Facilities Authority, Revenue Bonds,              1/06 at 102          AAA             7,371,840
                    (Carle Foundation), Series 1996, 6.000%, 1/01/27

     169,000      Illinois Health Facilities Authority, Revenue (Community          1/06 at 102          AAA               192,746
                    Provider Pooled Loan Program), 7.900%, 8/15/03

   1,003,000      Illinois Health Facilities Authority, Revenue Bonds Series        5/98 at 101          AAA             1,016,109
                    1988-B, (Community Provider Pooled Loan Program),
                    7.900%, 8/15/03

   5,000,000      State of Illinois, General Obligation Bonds, Series of August     8/04 at 102           AA             5,257,900
                    1994, 5.875%, 8/01/19

                  State of Illinois, General Obligation Bonds, Series of February
                    1995:

   3,065,000        6.100%, 2/01/19                                                 2/05 at 102          AAA             3,275,136
   5,545,000        6.100%, 2/01/20                                                 2/05 at 102          AAA             5,925,165

   4,000,000      Regional Transportation Authority, Cook, DuPage, Kane, Lake,      6/03 at 102          AAA             4,329,880
                    McHenry and Will Counties, Illinois, General Obligation
                    Refunding Bonds, Series 1993C, 5.850%, 6/01/23
                    (Pre-refunded to 6/01/03)

   2,850,000      Village of Woodridge, Dupage, Will and Cook Counties, Illinois   12/07 at 105          AAA             2,880,581
                    Multifamity Revenue Refunding Bonds, (GNMA Collateralized
                    Mortgage Loan, Hawthorn Ridge Apartments), 5.650%, 12/20/32

------------------------------------------------------------------------------------------------------------------------------------
                  Indiana--7.4%
   5,000,000      Indiana Health Facility Financing Authority, Hospital Revenue     5/02 at 102          AAA             5,360,100
                    Refunding and Improvement Bonds, Series 1992 (Community
                    Hospitals Projects), 6.400%, 5/01/12

   5,000,000      Indiana Municipal Power Agency, Power Supply System Revenue       1/03 at 102          AAA             5,332,250
                    Bonds, 1993 Series A, 6.125%, 1/01/19

                  Indiana Housing Finance Authority, Single Family Mortgage
                    Revenue Bonds, 1997 Series B-2:

   1,755,000        6.000%, 7/01/16                                             1/07 at 101 1/2          Aaa             1,826,393
  10,620,000        6.125%, 1/01/27                                                 1/07 at 102          Aaa            11,071,031

   3,750,000      City of Indianapolis, Indiana, Gas Utility System Revenue Bonds,
                    Series 1992 A, 6.200%, 6/01/23                                  6/02 at 102          AAA             4,014,413

Portfolio of Investments
Nuveen Insured Municipal Bond Fund (continued)
April 30, 1998

   Principal                                                                                   Optional Call                  Market
      Amount    Description                                                                      Provisions*  Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana (continued)

$  4,950,000    Jasper County, Indiana, Collateralized Pollution Control Refunding Revenue
                  Bonds (Northern Indiana Public Service Company Project), Series 1991,
                  7.100%, 7/01/17                                                                7/01 at 102        AAA  $ 5,376,492

   2,000,000    Lawrence Central High School Building Corporation, Marion County,
                  Indiana, First Mortgage Bonds, Series 1990, 7.250%, 7/01/08
                  (Pre-refunded to 7/01/00)                                                      7/00 at 102        AAA    2,166,180

   3,300,000    Marion County Convention and Recreational Facilities Authority (Indiana),
                  Excise Taxes Lease Rental Revenue Bonds, Series 1991B, 7.000%, 6/01/21
                  (Pre-refunded to 6/01/01)                                                      6/01 at 102        AAA    3,617,889

  13,000,000    Marion County Convention and Recreational Facilities Authority, Excise Taxes
                  Lease Rental Revenue Subordinate Bonds, Series 1997A, 5.000%, 6/01/27          6/08 at 101        AAA   12,295,400

   2,250,000    Hospital Authority of Monroe County, Hospital Revenue Refunding Bonds,
                  Series 1989 (Bloomington Hospital Project), 7.125%, 5/01/11                    5/99 at 101        AAA    2,332,778

   1,000,000    City of Princeton, Indiana, Pollution Control Refunding Revenue Bonds,
                  1990 Series (Public Service Company of Indiana, Inc. Project C),
                  7.375%, 3/15/12                                                                3/00 at 102        AAA    1,067,970

   2,000,000    Hospital Authority of St. Joseph County (Indiana), Fixed Rate Hospital
                  Revenue Refunding Bonds, Series 1991A (Memorial Hospital of South Bend
                  Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)                            8/01 at 102        AAA    2,199,020

   2,190,000    Shelby County Jail Building Corporation, First Mortgage Bonds (Shelby
                  County, Indiana), 6.500%, 7/15/09 (Pre-refunded to 7/15/02)                    7/02 at 102        AAA    2,407,796

   2,265,000    Southwest Allen Multi School Bldg. Corp., First Mortgage Refunding Bonds,
                  Series 1992 B, Fort Wayne, Indiana, 6.375%, 1/15/09                            1/02 at 101        AAA    2,424,773
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.7%

   7,000,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds
                  (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                  (Pre-refunded to 5/15/02)                                                      5/02 at 102        AAA    7,755,370

   1,595,000    Louisiana Public Facilities Authority, Fixed Rate Health and Education
                  Capital Facilities Revenue Bonds (West Jefferson Medical Center),
                  Series 1985D, 7.900%, 12/01/15                                                12/98 at 102        AAA    1,659,948

                State of Louisiana General Obligation Bonds, Series 1992-A:
   5,000,000      6.500%, 5/01/09                                                                5/02 at 102        AAA    5,482,550
   2,000,000      6.500%, 5/01/12 (Pre-refunded to 5/01/02)                                      5/02 at 102        AAA    2,193,020

   4,750,000    Hospital Service District No. 1 of the Parish of Tangipahoa, State of
                  Louisiana, Hospital Revenue Bonds (Series 1994), 6.250%, 2/01/24               2/04 at 102        AAA    5,144,535
------------------------------------------------------------------------------------------------------------------------------------
                Maine - 3.7%

   3,175,000    Maine Health and Higher Educational Facilities Authority, Revenue Bonds,
                  Series 1994B, 7.000%, 7/01/24                                                  7/04 at 102        AAA    3,604,070

  11,500,000    Maine Health and Higher Educational Facilities Authority, Revenue Bonds,
                  Series 1995A, 5.875%, 7/01/25                                                  7/05 at 102        AAA   12,067,985

  12,750,000    Maine State Housing Authority, Mortgage Purchase Bonds, 1996 Series B-2,
                  6.450%, 11/15/26                                                               5/06 at 102        AAA   13,664,558

                Old Orchard Beach, General Obligation:
     750,000      6.650%, 9/01/09                                                                9/02 at 103        AAA      833,168
     500,000      6.650%, 9/01/10                                                                9/02 at 103        AAA      551,675
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 3.2%

   3,500,000    City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital (FHA
                  Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)         8/00 at 102        Aaa    3,822,000

   1,150,000    City of Haverhill, Massachusetts, General Obligation Municipal Purpose
                  Loan of 1992, Series A, 7.000%, 6/15/12 (Pre-refunded to 6/15/02)              6/02 at 102        AAA    1,283,538

   1,250,000    Massachusetts Bay Transportation Authority, Certificates of
                  Participation, 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)        8/00 at 102        AAA    1,367,825

   2,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                  Capital Asset Program Issue, Series F, 7.300%, 10/01/18 (Pre-refunded
                  to 4/01/00)                                                                    4/00 at 102        AAA    2,154,080

   3,400,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                  New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25          7/02 at 102        AAA    3,696,888

  Principal                                                                            Optional Call                      Market
     Amount    Description                                                               Provisions*    Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------------
               Massachusetts (continued)

$ 4,000,000    Massachusetts Health and Educational Facilities Authority,                7/02 at 102          AAA    $ 4,330,560
                Revenue Bonds, South Shore Hospital Issue, Series D,
                6.500%, 7/01/22

  5,875,000    Massachusetts Health and Educational Facilities Authority,               11/03 at 102          AAA      5,742,871
                Revenue Bonds, Cape Cod Health Systems, Inc. Issue,
                Series A, 5.250%, 11/15/21

  4,000,000    Massachusetts Health and Educational Facilities Authority,               10/05 at 102          AAA      4,229,640
                Revenue Bonds, Berkshire Health Systems Issue, Series D,
                6.000%, 10/01/19
--------------------------------------------------------------------------------------------------------------------------------
               Michigan -- 5.0%

 12,130,000    City of Bay City, County of Bay, State of Michigan, 1991                 No Opt. Call          AAA      3,519,641
                General Obligation Unlimited Tax Street Improvement Bonds,
                0.000%, 6/01/21

  5,000,000    Caledonia Community Schools, Counties of Kent, Allegan and                5/02 at 102          AAA      5,518,950
                Barry, State of Michigan, 1992 School Building and Site
                and Refunding Bonds (General Obligation -- Unlimited Tax),
                6.700%, 5/01/22 (Pre-refunded to 5/01/02)

  2,500,000    Chelsea School District, Counties of Washtenaw and Jackson,               5/05 at 101          AAA      2,639,625
                State of Michigan, 1995 School Building and Site Bonds
                (General Obligation -- Unlimited Tax), 6.000%, 5/01/19

  2,000,000    City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,          7/01 at 102          AAA      2,175,260
                Series 1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

  4,750,000    City of Detroit, Michigan, Sewage Disposal System Revenue Refunding       7/05 at 100          AAA      4,525,990
                Bonds, Series 1995-B, 5.000%, 7/01/25

  5,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds        11/06 at 102          AAA      5,227,450
                (Sparrow Obligated Group), Series 1996, 5.900%, 11/15/26

  8,280,000    Michigan State Housing Development Authority, Rental Housing Revenue      4/07 at 102          AAA      8,704,184
                Bonds, 1997 Series A, 6.100%, 10/01/33

  2,000,000    Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds       12/01 at 102          AAA      2,173,700
                (The Detroit Edison Company Pollution Control Bonds Project),
                Series 1991DD, 6.875%, 12/01/21

               Petoskey Hospital Finance Authority, Limited Obligation Revenue and
               Refunding Bonds (Northern Michigan Hospitals Obligated Group),
               Series 1998:
  3,000,000     5.000%, 11/15/18                                                         5/08 at 102          AAA      2,873,610
  3,270,000     5.000%, 11/15/27                                                         5/08 at 102          AAA      3,077,888

  1,085,000    School District of the City of River Rouge, County of Wayne,          5/03 at 101 1/2          AAA      1,109,564
                State of Michigan, 1993 School Building and Site Bonds (General
                Obligation -- Unlimited Tax), 5.625%, 5/01/22
--------------------------------------------------------------------------------------------------------------------------------
               Mississippi -- 0.8%

  6,400,000    Medical Center Educational Building Corporation (Mississippi),           12/04 at 102          AAA      7,006,784
                Revenue Bonds, Series 1993 (University of Mississippi Medical
                Center Project), 5.900%, 12/01/23 (Pre-refunded to 12/01/04)
--------------------------------------------------------------------------------------------------------------------------------
               Missouri -- 1.3%

  2,000,000    The Industrial Development Authority of St. Charles County,               4/08 at 102          AAA      1,991,040
                Missouri Multifamily Housing Revenue Bonds (Ashwood
                Apartments Project), Series 1998A, 5.600% 4/01/30 (DD)

  7,950,000    St. Louis Municipal Finance Corporation, City Justice Center,             2/06 at 102          AAA      8,485,274
                Leasehold Revenue Improvement Bonds, Series 1996A (City of
                St. Louis, Missouri, Lessee), 5.950%, 2/15/16
--------------------------------------------------------------------------------------------------------------------------------
               Nebraska -- 0.6%

  5,000,000    Nebraska Investment Finance Authority, Health Facilities Revenue          2/08 at 102          AAA      5,068,900
                Bonds (Childrens Healthcare Services Obligated Group),
                Series 1997, 5.500%, 8/15/27
--------------------------------------------------------------------------------------------------------------------------------
               Nevada -- 0.6%

  2,500,000    County of Churchill, Nevada, Health Care Facilities Revenue Bonds         1/04 at 102          AAA      2,629,800
                (Western Health Network, Inc.), Series 1994A, 6.000%, 1/01/24

  2,000,000    Clark County, Nevada, Industrial Development Refunding Revenue Bonds     10/02 at 102          AAA      2,223,120
                (Nevada Power Company Project) Series 1992C, 7.200%, 10/01/22

Portfolio of Investments
Nuveen Insured Municipal Bond Fund (continued)
April 30, 1998


  Principal                                                                                   Optional Call                   Market
     Amount   Description                                                                       Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
              New Hampshire - 0.4%

$ 2,850,000   New Hampshire Higher Educational and Health Facilities Authority,                 7/02 at 102        AAA  $  3,064,491
                Revenue Refunding Bonds, University System of New Hampshire Issue,
                Series 1992, 6.250%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
              New Jersey - 0.4%

  1,480,000   New Jersey Housing and Mortgage Finance Agency, Home Mortgage Purchase            5/98 at 103        AAA    1,526,798
                Revenue Bonds, 1987 Series B, 8.100%, 10/01/17

  1,745,000   Housing Finance Corporation of the Township of Pennsauken (Pennsauken,            5/98 at 104        AAA    1,811,345
                New Jersey), Section 8 Assisted Housing Revenue Bonds,
                1979 Series A, 8.000%, 4/01/11
------------------------------------------------------------------------------------------------------------------------------------
              New Mexico - 0.9%

  3,000,000   City of Albuquerque, New Mexico, Hospital System Revenue Bonds,                   8/98 at 101        AAA    3,048,420
                1992 Series B (Presbyterian Healthcare Services) 6.600%, 8/01/07

  4,445,000   City of Farmington, New Mexico, Pollution Control Revenue Refunding              12/02 at 102        AAA    4,826,559
                Bonds, 1992 Series A (Public Service Company of New Mexico, San Juan
                and Four Corners Projects), 6.375%, 12/15/22
------------------------------------------------------------------------------------------------------------------------------------
              New York - 9.7%

              Metropolitan Transportation Authority (New York), Commuter Facilities
                Revenue Bonds, Series 1992B:
  4,955,000     6.250%, 7/01/17 (Pre-refunded to 7/01/02)                                       7/02 at 102        AAA    5,403,873
  6,925,000     6.250%, 7/01/22 (Pre-refunded to 7/01/02)                                       7/02 at 102        AAA    7,552,336

  5,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,     7/04 at 101 1/2        AAA    5,584,000
                Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

  5,925,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,         8/02 at 101 1/2        AAA    6,529,587
                Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

     75,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,         8/02 at 101 1/2        AAA       81,696
                6.625%, 8/01/12

  3,010,000   The City of New York, General Obligation Bonds, Fiscal 1993 Series E,         5/03 at 101 1/2        AAA    3,205,530
                6.000%, 5/15/16

  3,750,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series B,            2/02 at 101 1/2     AAA    4,099,950
                7.000%, 2/01/2018

 19,500,000   The City of New York Municipal Water Finance Authority,                           6/06 at 101        AAA   19,547,580
                Water and Sewer System Revenue Bonds, Series A, 5.375%, 6/15/26

              New York City, Municipal Water Finance Authority,
              Water and Sewer Revenue Bonds, Fiscal 1992 Series A:
  3,010,000     6.750%, 6/15/16 (Pre-refunded to 6/15/01)                                       6/01 at 101        AAA    3,258,746
  3,320,000     6.750%, 6/15/16                                                                 6/01 at 101        AAA    3,561,165

  4,470,000   New York City Municipal Water Finance Authority, Water and Sewer              6/02 at 101 1/2        AAA    4,616,169
                System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

  3,900,000   New York City Transit Authority, Transit Facilities Refunding                    No Opt. Call        AAA    4,005,729
                Revenue Bonds, Series 1993 (Livingston Plaza Project),
                5.400%, 1/01/18

              New York City Industrial Development Agency, Civic Facility Revenue Bonds
              (USTA National Tennis Center Incorporated Project):
  3,500,000    6.500%, 11/15/10                                                                11/04 at 102        AAA    3,907,050
  3,000,000    6.600%, 11/15/11                                                                11/04 at 102        AAA    3,360,210

  5,240,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding Bonds,       1/01 at 102        AAA    5,638,240
                Series 1991B, 6.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
              Ohio - 0.3%

  2,500,000   Dublin City School District, Franklin, Delaware and Union Counties, Ohio,        12/02 at 102        AAA    2,733,200
                Various Purpose School Building Construction and Improvement Bonds
                (General Obligation), 6.200%, 12/01/19
                (Pre-refunded to 12/01/02)
------------------------------------------------------------------------------------------------------------------------------------
              Oklahoma - 0.7%

    220,000   Muskogee County Home Finance Authority (Oklahoma) Single Family Mortgage           6/00 at 102       AAA      230,245
                 Revenue Refunding Bonds, Series 1990 A, 7.600%, 12/01/10

  5,000,000   Oklahoma Industries Authority, Health System Revenue Bonds                        8/05 at 102        AAA    5,502,200
                (Obligated Group consisting of Baptist Medical Center of Oklahoma, Inc., and South Oklahoma City Hospital Corporation), 6.250%, 8/15/12


   Principal                                                                                Optional Call                     Market
      Amount      Description                                                                 Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                  Pennsylvania - 1.1%

$  3,000,000      North Penn Water Authority (Montgomery County, Pennsylvania), Water        11/04 at 101        AAA    $  3,449,490
                    Revenue Bonds, Series of 1994, 7.000%, 11/01/24 (Pre-refunded to
                    11/01/04)

   3,900,000      The Philadelphia Municipal Authority, Philadelphia, Pennsylvania,          11/01 at 102        AAA       4,331,496
                    Justice Lease Revenue Bonds, 1991 Series B, 7.125%, 11/15/18
                    (Pre-refunded to 11/15/01)

   1,000,000      Washington County Hospital Authority (Pennsylvania), Hospital Revenue       7/00 at 102        AAA       1,072,700
                    Refunding Bonds, Series A of 1990 (The Washington Hospital Project),
                    7.150%, 7/1/17
------------------------------------------------------------------------------------------------------------------------------------
                  Puerto Rico - 0.5%

   3,750,000      Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General  7/02 at 101 1/2        AAA       4,125,113
                    Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                  Rhode Island - 2.6%

   4,000,000      City of Cranston, Rhode Island, General Obligation Bonds, 7.200%,       7/01 at 101 1/2        AAA       4,401,880
                    7/15/11 (Pre-refunded to 7/15/01)

   3,130,000      Kent County Water Authority (Rhode Island), General Revenue Bonds,          7/04 at 102        AAA       3,433,798
                    1994 Series A, 6.350%, 7/15/14

   1,000,000      Providence Housing Development Corporation, Mortgage Revenue Refunding      7/04 at 102        AAA       1,075,870
                    Bonds, Series 1994A, 6.650%, 7/01/15

   2,250,000      Rhode Island Depositors Economic Corporation, Special Obligation Bonds,     8/02 at 102        AAA       2,486,205
                    1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)

  10,000,000      Rhode Island Clean Water Finance Agency, Wastewater Treatment System        9/07 at 102        AAA      10,352,200
                    Revenue Bonds, (City of Cranston Ocean State LLC Project) Series 1997,
                    5.800%, 9/01/22
------------------------------------------------------------------------------------------------------------------------------------
                  South Carolina - 3.3%

                  Charleston County, South Carolina, Charleston Public Facilities
                  Corporation, Certificates of Participation, Series 1994 B:
   1,430,000        6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                 6/04 at 102        AAA       1,636,978
      70,000        6.875%, 6/01/14                                                           6/04 at 102        AAA          78,317
   2,385,000        7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                 6/04 at 102        AAA       2,744,586
     115,000        7.000%, 6/01/19                                                           6/04 at 102        AAA         129,413

   5,435,000      Greenville Memorial Auditorium District, Public Facilities Corporation,     3/06 at 102        AAA       5,637,019
                    Greenville Memorial Auditorium District, Taxable Certificates of
                    Participation, 5.750%, 3/01/22

  15,000,000      Orangeburg County, South Carolina, Solid Waste Disposal Facilities         11/02 at 101        AAA      15,293,400
                    Revenue Bond, (South Carolina Electric & Gas Company Project), Series
                    1994, 5.700%, 11/01/24

   2,000,000      City of Rock Hill, South Carolina, Combined Utility System Revenue Bonds,   1/01 at 102        AAA       2,127,140
                    Series 1991, 6.375%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
                  Texas - 6.2%

   3,000,000      Bexar County (Texas), Health Facilities Development Corporation, Hospital   8/04 at 102        AAA       3,414,030
                    Revenue Bonds (Baptist Memorial Hospital System Project), Series 1994,
                    6.750%, 8/15/19 (Pre-refunded to 8/15/04)

   4,575,000      Harris County, Texas, Toll Road Senior Lien, Revenue Refunding Bonds,       8/02 at 102        AAA       5,036,343
                    Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

   1,000,000      Harris County Hospital District Refunding Revenue Bonds, Texas, Series     No Opt. Call        AAA       1,196,610
                    1990, 7.400%, 2/15/10

     500,000      City of Houston, Texas, Senior Lien Hotel Occupancy Tax and Parking         7/01 at 100     N/R***         540,255
                    Facilities, Series 1985 A, 7.000%, 7/01/15 (Pre-refunded to 7/01/01)

     825,000      Lower Colorado River Authority, Priority Refunding Revenue Bonds, Series    1/01 at 102        AAA         890,266
                    1991, Series B, 7.000%, 1/01/11

                  Retama Development Corporation, Special Facilities Revenue Bonds,
                  (Retama Park Racetrack Project) Series 1993:
   9,715,000        8.750%, 12/15/18                                                         No Opt. Call        AAA      14,109,580
   5,405,000        10.000%, 12/15/20                                                        No Opt. Call        AAA       8,836,958
   5,000,000      Tarrant County Health Facilities Development Corporation, Hospital         No Opt. Call        AAA       5,497,700
                    Revenue Refunding and Improvement Bonds (Fort Worth Osteopathic
                    Hospital, Inc. Project), Series 1993, 6.000%, 5/15/21

Portfolio of Investments
Nuveen Insured Municipal Bond Fund (continued)
April 30, 1998

    Principal                                                                               Optional Call                     Market
       Amount      Description                                                                Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                   Texas (continued)

 $  6,080,000      Texas Health Facilities Development Corporation, Hospital Revenue          8/03 at 102         AAA   $  6,587,680
                    Bonds (All Saints Episcopal Hospitals of Fort Worth Project),
                    Series 1993B, 6.250%, 8/15/22

    5,115,000      Texas Department Of Housing And Community Affairs, Single Family           9/07 at 102         AAA      5,264,460
                    Mortgage Revenue Bonds, 1997 Series A, Teams Structure,
                    5.800%, 9/01/29
------------------------------------------------------------------------------------------------------------------------------------
                   Utah -- 0.9%

    3,055,000      State of Utah, State Building Ownership Authority, Lease Revenue          11/05 at 100         AAA      3,162,504
                    Bonds (State Facilities Master Lease Program), Series 1995A,
                    5.750%, 5/15/18

      140,000      Utah Housing Finance Agency, Single Family Mortgage Senior Bonds,         No Opt. Call         AAA        148,538
                    1988 Issue C (Federally Insured or Guaranteed Mortgage Loans),
                    8.375%, 7/01/19

    3,500,000      White City Water Improvement District, Salt Lake County, Utah,             2/05 at 100         AAA      3,926,860
                    General Obligation Water Bonds, Series 1995, 6.600%, 2/01/25
                    (Pre-refunded to 2/01/05)
------------------------------------------------------------------------------------------------------------------------------------
                   Vermont -- 1.9%

   15,000,000      Vermont Housing Finance Agency Single Family Housing Bonds,            6/07 at 101 1/2         AAA     15,567,900
                    Series 9, 5.900%, 5/01/29
------------------------------------------------------------------------------------------------------------------------------------
                   Washington -- 1.0%

    1,000,000      City of Marysville, Washington, Water and Sewer Revenue Bonds,            12/03 at 100         AAA      1,127,220
                    Series 1991 7.000%, 12/01/11 (Pre-refunded to 12/01/03)

    5,000,000      Washington Public Power Supply System, Nuclear Project No. 2              No Opt. Call         AAA      5,226,050
                    Refunding Revenue Bonds, Series 1993B, 5.400%, 7/01/05

    2,000,000      Bellingham School District No. 501, Whatcom County, Washington,           12/04 at 100         AAA      2,161,500
                    Unlimited Tax General Obligation Bonds, Series 1994,
                    6.125%, 12/01/13
------------------------------------------------------------------------------------------------------------------------------------
                   Washington D.C. -- 1.1%

    2,500,000      District of Columbia (Washington, D.C.), General Obligation Bonds,         6/00 at 102         AAA      2,712,624
                    Series 1990B) 7.500%, .6/01/10 (Pre-refunded to 6/01/00)

    6,000,000      District of Columbia (Washington, D.C.) General Obligation Bonds,          6/04 at 102         AAA      6,549,660
                    Series 1994B, 6.100%, 6/01/11
------------------------------------------------------------------------------------------------------------------------------------
                   Wisconsin -- 0.4%

    2,000,000      City of Superior, Wisconsin, Limited Obligation Refunding Revenue         No Opt. Call         AAA      2,428,000
                    Bonds (Midwest Energy Resources Company Project), Series E-1991,
                    6.900%, 8/01/21

    1,000,000     Three Lakes School District General Obligation, 6.750%, 4/01/12             4/03 at 100         AAA      1,106,380
                   (Pre-refunded to 4/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                   Wyoming -- 0.3%

    2,000,000      The Trustees of the University of Wyoming, Facilities Revenue Bonds,       6/00 at 101         AAA      2,126,200
                    Series 1991, 7.100%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------------
$ 772,887,000      Total Investments -- (cost $755,378,043) -- 98.3%                                                     816,355,212
=============-----------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities -- 1.7%                                                                  14,201,336
                   -----------------------------------------------------------------------------------------------------------------
                   Net Assets -- 100%                                                                                   $830,556,548
------------------------------------------------------------------------------------------------------------------------------------

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(DD) Security purchased on a delayed delivery basis (note 1).

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1998

                                                                                                Insured
                                                                       Municipal Bond    Municipal Bond
-------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)          $2,881,961,684      $816,355,212
Cash                                                                               --         8,207,219
Receivables:
   Interest                                                                53,346,124        15,802,946
   Investments sold                                                         2,053,523                --
   Shares sold                                                              7,721,213           345,016
Other assets                                                                  625,439            13,135
-------------------------------------------------------------------------------------------------------
       Total assets                                                     2,945,707,983       840,723,528
-------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                              8,331,912                --
Payables:
   Investments purchased                                                           --         7,213,764
   Shares redeemed                                                          2,362,458           338,300
Accrued expenses:
   Management fees (note 6)                                                 1,091,007           328,079
   12b-1 distribution and service fees (notes 1 and 6)                         20,567            23,187
   Other                                                                      253,517            17,241
Dividends payable                                                           9,155,951         2,246,409
-------------------------------------------------------------------------------------------------------
       Total liabilities                                                   21,215,412        10,166,980
-------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                    $2,924,492,571      $830,556,548
=======================================================================================================
Class A Shares (note 1)
Net assets                                                             $   97,028,957      $ 90,459,270
Shares outstanding                                                         10,259,878         8,202,981
Net asset value and redemption price per share                         $         9.46      $      11.03
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                     $         9.87      $      11.51
=======================================================================================================
Class B Shares (note 1)
Net assets                                                             $    4,136,389      $  4,992,139
Shares outstanding                                                            437,368           452,650
Net asset value, offering and redemption price per share               $         9.46      $      11.03
=======================================================================================================
Class C Shares (note 1)
Net assets                                                             $    4,885,554      $  8,036,759
Shares outstanding                                                            517,330           735,744
Net asset value, offering and redemption price per share               $         9.44      $      10.92
=======================================================================================================
Class R Shares (note 1)
Net assets                                                             $2,818,441,671      $727,068,380
Shares outstanding                                                        297,869,252        66,189,488
Net asset value, offering and redemption price per share               $         9.46      $      10.98
=======================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended April 30, 1998

                                                                                                       Insured
                                                                             Municipal Bond     Municipal Bond
--------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                     $165,513,628        $47,569,459
--------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                         13,208,603          3,921,179
12b-1 service fees - Class A (notes 1 and 6)                                        168,211            159,932
12b-1 distribution and service fees - Class B (notes 1 and 6)                        20,535             24,096
12b-1 distribution and service fees - Class C (notes 1 and 6)                        35,175             50,525
Shareholders' servicing agent fees and expenses                                   2,663,348            813,658
Custodian's fees and expenses                                                       326,102            134,255
Trustees' fees and expenses (note 6)                                                 62,390             17,730
Professional fees                                                                   357,897            100,708
Shareholders' reports - printing and mailing expenses                               835,966            337,974
Federal and state registration fees                                                      --             19,455
Portfolio insurance expense                                                              --             29,555
Other expenses                                                                      134,832             41,837
--------------------------------------------------------------------------------------------------------------
Total expenses                                                                   17,813,059          5,650,904
--------------------------------------------------------------------------------------------------------------
Net investment income                                                           147,700,569         41,918,555
--------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                    7,384,205          6,786,199
Net change in unrealized appreciation or depreciation of investments            100,807,694         23,049,222
--------------------------------------------------------------------------------------------------------------
Net gain from investments                                                       108,191,899         29,835,421
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $255,892,468        $71,753,976
==============================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                        Municipal Bond                            Insured Municipal Bond
                                       -----------------------------------------------  -------------------------------------------
                                           Year Ended Two Months Ended      Year Ended    Year Ended Two Months Ended    Year Ended
                                              4/30/98          4/30/97         2/28/97       4/30/98          4/30/97       2/28/97
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                  $  147,700,569   $   25,358,832  $  153,982,497  $ 41,918,555     $  7,018,725  $ 42,143,020
Net realized gain (loss) from
  investment transactions (notes 1 and 4)   7,384,205          124,391      13,454,600     6,786,199         (986,589)   (1,089,131)
Net change in unrealized appreciation
  or depreciation of investments          100,807,694      (29,401,558)    (11,748,742)   23,049,222      (10,703,435)   (7,672,084)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from operations              255,892,468       (3,918,335)    155,688,355    71,753,976       (4,671,299)   33,381,805
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
   From undistributed net investment income:
   Class A                                 (4,066,811)        (605,734)     (2,735,302)   (3,941,471)        (590,571)   (2,881,559)
   Class B                                    (85,661)          (1,502)            (45)     (102,807)          (2,670)         (832)
   Class C                                   (205,194)         (38,827)       (146,481)     (294,623)         (41,445)     (224,876)
   Class R                               (144,088,029)     (24,664,380)   (151,041,117)  (37,785,864)      (6,443,374)  (38,675,228)
From accumulated net realized gains from
   investment transactions:
   Class A                                   (268,871)              --        (304,876)     (249,043)              --      (211,577)
   Class B                                     (6,710)              --              --        (6,889)              --            --
   Class C                                    (15,012)              --         (19,401)      (20,375)              --       (17,777)
   Class R                                 (9,099,862)              --     (13,873,562)   (2,288,357)              --    (2,484,412)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders          (157,836,150)     (25,310,443)   (168,120,784)  (44,689,429)      (7,078,060)  (44,496,261)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares          188,619,020       32,164,961     288,845,641    75,516,982        7,673,973    84,624,586
Net proceeds from shares issued
  to shareholders due to reinvestment
  of distributions                        123,635,013       19,772,961     133,505,722    30,119,890        4,668,785    29,865,624
------------------------------------------------------------------------------------------------------------------------------------
                                          312,254,033       51,937,922     422,351,363   105,636,872       12,342,758   114,490,210
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                  (336,624,740)     (63,401,060)   (436,065,365)  (92,161,203)     (17,108,094) (110,894,714)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions            (24,370,707)     (11,463,138)    (13,714,002)   13,475,669       (4,765,336)    3,595,496
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets      73,685,611      (40,691,916)    (26,146,431)   40,540,216      (16,514,695)   (7,518,960)
Net assets at the beginning of period   2,850,806,960    2,891,498,876   2,917,645,307   790,016,332      806,531,027   814,049,987
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period        $2,924,492,571   $2,850,806,960  $2,891,498,876  $830,556,548     $790,016,332  $806,531,027
====================================================================================================================================
Balance of undistributed net investment
  income at the end of period          $      532,412   $    1,277,538  $    1,229,149  $    320,020     $    526,230  $    585,565
====================================================================================================================================

                                 See accompanying notes to financial statements.
29

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Municipal Bond Fund ("Municipal Bond") and the Nuveen Insured Municipal Bond Fund ("Insured Municipal Bond") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Municipal Bond and Insured Municipal Bond were reorganized into the Trust. Prior to the reorganization, Municipal Bond was a Massachusetts Business Trust and Insured Municipal Bond was a series of the Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end diversified management investment company. As part of this reorganization, the Funds changed their fiscal year ends from February 28 to April 30.

Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.


Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1998, Insured Municipal Bond had outstanding delayed delivery purchase commitments of $4,314,278. Municipal Bond had no such outstanding purchase commitments.


Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.


Insurance

Insured Municipal Bond invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary
Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue
Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.


Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 1998.


Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          Municipal Bond
                                       -------------------------------------------------------------------------------------
                                               Year Ended                Two Months Ended                Year Ended
                                                 4/30/98                      4/30/97                      2/28/97
                                       -------------------------------------------------------------------------------------
                                         Shares         Amount         Shares        Amount        Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                3,610,340   $  34,138,865    1,026,576   $  9,412,803     7,913,532   $  72,392,333
  Class B                                  425,808       4,027,584       46,550        424,404         4,630          43,000
  Class C                                  198,476       1,867,171       52,166        473,637       379,075       3,482,943
  Class R                               15,747,999     148,585,400    2,404,891     21,854,117    23,272,855     212,927,365
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                  314,639       2,970,090       43,927        402,112       222,308       2,045,959
  Class B                                    5,660          53,689           32            293            --              --
  Class C                                   18,178         171,005        3,585         32,777        13,729         126,401
  Class R                               12,768,468     120,440,229    2,112,348     19,337,779    14,285,524     131,333,362
----------------------------------------------------------------------------------------------------------------------------
                                        33,089,568     312,254,033    5,690,075     51,937,922    46,091,653     422,351,363
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                               (1,356,476)    (12,834,251)    (762,269)    (6,963,040)   (4,751,496)    (43,639,384)
  Class B                                  (45,312)       (430,447)          --             --            --              --
  Class C                                 (285,886)     (2,670,807)     (14,973)      (135,974)      (53,764)       (496,539)
  Class R                              (33,956,929)   (320,689,235)  (6,174,392)   (56,302,046)  (42,855,041)   (391,929,442)
----------------------------------------------------------------------------------------------------------------------------
                                       (35,644,603)   (336,624,740)  (6,951,634)   (63,401,060)  (47,660,301)   (436,065,365)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (2,555,035)  $ (24,370,707)  (1,261,559)  $(11,463,138)   (1,568,648)  $ (13,714,002)
============================================================================================================================
                                                                      Insured Municipal Bond
                                       -------------------------------------------------------------------------------------
                                               Year Ended                Two Months Ended                Year Ended
                                                 4/30/98                      4/30/97                      2/28/97
                                       -------------------------------------------------------------------------------------
                                         Shares         Amount         Shares        Amount        Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                2,354,322   $  26,011,707      290,416   $  3,095,852     2,993,504   $  32,144,825
  Class B                                  407,571       4,505,416       24,672        264,169        21,053         227,426
  Class C                                  311,528       3,417,614       58,684        618,793       169,708       1,808,841
  Class R                                3,788,731      41,582,245      348,752      3,695,159     4,720,426      50,443,494
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                  242,808       2,675,963       34,181        365,671       182,510       1,968,382
  Class B                                    5,134          56,987           41            439            --              --
  Class C                                   22,045         240,583        3,214         34,077        19,086         203,691
  Class R                                2,475,051      27,146,357      400,458      4,268,598     2,579,133      27,693,551
----------------------------------------------------------------------------------------------------------------------------
                                         9,607,190     105,636,872    1,160,418     12,342,758    10,685,420     114,490,210
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                 (891,941)     (9,818,160)    (135,522)    (1,441,615)   (1,146,982)    (12,317,662)
  Class B                                   (5,821)        (65,030)          --             --            --              --
  Class C                                 (129,381)     (1,413,103)     (38,598)      (406,595)     (155,088)     (1,641,544)
  Class R                               (7,358,468)    (80,864,910)  (1,438,979)   (15,259,884)   (9,079,255)    (96,935,508)
----------------------------------------------------------------------------------------------------------------------------
                                        (8,385,611)    (92,161,203)  (1,613,099)   (17,108,094)  (10,381,325)   (110,894,714)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  1,221,579   $  13,475,669     (452,681)  $ (4,765,336)      304,095   $   3,595,496
============================================================================================================================

3. Distributions to Shareholders

On May 8, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 1998, to shareholders of record on May 8, 1998, as follows:

                                                                        Insured
                                               Municipal Bond    Municipal Bond
-------------------------------------------------------------------------------
Dividend per share:

      Class A                                         $ .0375           $ .0445
      Class B                                           .0315             .0375
      Class C                                           .0330             .0390
      Class R                                           .0390             .0460
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended April 30, 1998, were as follows:

                                                                         Insured
                                                  Municipal Bond  Municipal Bond
--------------------------------------------------------------------------------
Purchases:
  Investments in municipal securities              $ 296,289,928   $ 332,662,243
  Temporary municipal investments                    282,310,000     185,160,000

Sales:
  Investments in municipal securities                338,802,326     325,772,128
  Temporary municipal investments                    282,310,000     205,660,000
================================================================================

At April 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1998, were as follows:

                                                                        Insured
                                               Municipal Bond    Municipal Bond
--------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                  $ 228,842,882      $ 61,116,168
  depreciation                                     (1,602,373)         (138,999)
--------------------------------------------------------------------------------
Net unrealized appreciation                     $ 227,240,509      $ 60,977,169
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5000 of 1%
For the next $125 million                                           .4875 of 1
For the next $250 million                                           .4750 of 1
For the next $500 million                                           .4625 of 1
For the next $1 billion                                             .4500 of 1
For net assets over $2 billion                                      .4250 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Municipal Bond and .975 of 1% of the average daily net asset value of Insured Municipal Bond, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended April 30, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $737,900 and $563,000 for Municipal Bond and Insured Municipal Bond, respectively, of which approximately $640,000 and $476,800, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 1998, the Distributor compensated authorized dealers directly with approximately $175,700 and $259,800 in commission advances at the time of purchase for Municipal Bond and Insured Municipal Bond, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 1998, the Distributor retained approximately $36,900 and $42,700 in such 12b-1 fees for Municipal Bond and Insured Municipal Bond, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor retained approximately $8,700 and $5,900 of CDSC on share redemptions for Municipal Bond and Insured Municipal Bond, respectively, during the fiscal year ended April 30, 1998.

7. Composition of Net Assets

At April 30, 1998, the Funds had an unlimited number of $.01 par value per shares authorized. Net assets consisted of:


                                                                                      Insured
                                                             Municipal Bond    Municipal Bond
---------------------------------------------------------------------------------------------
Capital paid-in                                              $2,695,428,979      $767,208,238
Balance of undistributed net investment income                      532,412           320,020
Accumulated net realized gain from investment transactions        1,290,671         2,051,121
Net unrealized appreciation of investments                      227,240,509        60,977,169
---------------------------------------------------------------------------------------------
Net assets                                                   $2,924,492,571      $830,556,548
=============================================================================================

8. Investment Composition

At April 30, 1998, revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                      Insured
                                                               Municipal Bond  Municipal Bond
---------------------------------------------------------------------------------------------
Education and Civic Organizations                                           -%             5%
Health Care                                                                19             16
Housing/Multifamily                                                         7              2
Housing/Single family                                                       6              8
Tax Obligation/General                                                      7             14
Tax Obligation/Limited                                                      8              9
Transportation                                                              7              2
U.S. Guaranteed                                                            11             27
Utilities                                                                  25              9
Water and Sewer                                                             9              7
Other                                                                       1              1
---------------------------------------------------------------------------------------------
                                                                          100%           100%
=============================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default (29% for Municipal Bond and 100% for Insured Municipal
Bond). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares (see note 1).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                             Financial Highlights

          Financial Highlights



          Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                   Investment Operations               Less Distributions
                            ---------------------------------    ----------------------------


MUNICIPAL BOND
                                                 Net
               Beginning                   Realized/                                           Ending
                     Net          Net     Unrealized                    Net                       Net
Year Ended         Asset   Investment     Investment             Investment   Capital           Asset       Total
April 30,          Value   Income (a)    Gain (Loss)     Total       Income     Gains   Total   Value  Return (b)
-----------------------------------------------------------------------------------------------------------------
Class A (6/95)

1998               $9.14         $.46          $.35      $ .81       $(.46)    $(.03)   $(.49)  $9.46       9.00%
1997 (c)            9.24          .08          (.10)      (.02)       (.08)       --     (.08)   9.14       (.23)
1997 (d)            9.28          .48            --        .48        (.47)     (.05)    (.52)   9.24       5.26
1996 (e)            9.15          .34           .14        .48        (.32)     (.03)    (.35)   9.28       5.33

Class B (2/97)

1998                9.15          .38           .35        .73        (.39)     (.03)    (.42)   9.46       8.09
1997 (c)            9.24          .09          (.11)      (.02)       (.07)       --     (.07)   9.15       (.25)
1997 (e)            9.23          .03           .01        .04        (.03)       --     (.03)   9.24        .47

Class C (6/95)

1998                9.14          .40           .34        .74        (.41)     (.03)    (.44)   9.44       8.20
1997 (c)            9.23          .07          (.09)      (.02)       (.07)       --     (.07)   9.14       (.21)
1997 (d)            9.26          .42            --        .42        (.40)     (.05)    (.45)   9.23       4.64
1996 (e)            9.15          .29           .13        .42        (.28)     (.03)    (.31)   9.26       4.59

Class R (11/76)

1998                9.15          .48           .34        .82        (.48)     (.03)    (.51)   9.46       9.09
1997 (c)            9.24          .08          (.09)      (.01)       (.08)       --     (.08)   9.15       (.09)
1997 (d)            9.28          .49           .01        .50        (.49)     (.05)    (.54)   9.24       5.53
1996 (d)            9.00          .51           .31        .82        (.51)     (.03)    (.54)   9.28       9.31
1995 (d)            9.28          .52          (.21)       .31        (.51)     (.08)    (.59)   9.00       3.60
1994 (d)            9.45          .52          (.07)       .45        (.52)     (.10)    (.62)   9.28       4.79
=================================================================================================================

          *    Annualized.
          (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
          (b) Total returns are calculated on net asset value without any sales charge and are not annualized.
          (c)  For the two months ended April 30.
          (d)  For the fiscal year ended February 28/29.
          (e) From commencement of class operations as noted through February 28/29.
36

                                     Ratios/Supplemental Data
----------------------------------------------------------------------------
                                   Ratio                    Ratio
                                  of Net                   of Net
                   Ratio of   Investment     Ratio of  Investment
                   Expenses    Income to     Expenses   Income to
                 to Average      Average   to Average     Average
                 Net Assets   Net Assets   Net Assets  Net Assets
                     Before       Before        After       After  Portfolio
    Ending Net   Reimburse-   Reimburse-   Reimburse-  Reimburse-   Turnover
  Assets (000)         ment         ment      ment(a)     ment(a)       Rate
----------------------------------------------------------------------------
    $   97,029         .80%        4.83%         .80%       4.83%        10%
        70,331         .77*        5.13*         .77*       5.13*         2
        68,204         .81         5.11          .81        5.11         12
        37,089         .86*        5.11*         .83*       5.14*        17

         4,136        1.56         4.05         1.56        4.05         10
           468        1.53*        4.39*        1.53*       4.39*         2
            43        1.51*        5.23*        1.51*       5.23*        12

         4,886        1.35         4.29         1.35        4.29         10
         5,360        1.32*        4.58*        1.32*       4.58*         2
         5,039        1.54         4.37         1.54        4.37         12
         1,915        1.64*        4.33*        1.58*       4.39*        17

     2,818,442         .60         5.04          .60        5.04         10
     2,774,648         .57*        5.33*         .57*       5.33*         2
     2,818,214         .57         5.35          .57        5.35         12
     2,878,641         .59         5.53          .59        5.53         17
     2,741,178         .59         5.79          .59        5.79         17
     2,700,007         .62         5.49          .62        5.49         15
============================================================================

             Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                    Investment Operations              Less Distributions
                             ----------------------------------  -----------------------------
INSURED MUNICIPAL BOND
                                                   Net
                  Beginning                  Realized/                                          Ending
                        Net         Net     Unrealized                  Net                        Net
Year Ended            Asset  Investment     Investment           Investment   Capital            Asset        Total
 April 30,            Value  Income (a)    Gain (Loss)    Total      Income     Gains    Total   Value   Return (b)
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)

1998                 $10.66        $.54          $ .41    $ .95      $(.55)    $(.03)   $(.58)  $11.03        9.05%
1997 (c)              10.82         .09           (.16)    (.07)      (.09)       --     (.09)   10.66        (.63)
1997 (d)              10.97         .56           (.13)     .43       (.54)     (.04)    (.58)   10.82        4.04
1996 (d)              10.40         .54            .57     1.11       (.54)       --     (.54)   10.97       10.90
1995 (e)              10.31         .26            .12      .38       (.27)     (.02)    (.29)   10.40        3.84

Class B (2/97)

1998                  10.67         .46            .39      .85       (.46)     (.03)    (.49)   11.03        8.14
1997 (c)              10.82         .09           (.16)    (.07)      (.08)       --     (.08)   10.67        (.65)
1997 (e)              10.80         .04            .02      .06       (.04)       --     (.04)   10.82         .55

Class C (9/94)

1998                  10.56         .48            .39      .87       (.48)     (.03)    (.51)   10.92        8.39
1997 (c)              10.72         .08           (.16)    (.08)      (.08)       --     (.08)   10.56        (.73)
1997 (d)              10.85         .46           (.09)     .37       (.46)     (.04)    (.50)   10.72        3.48
1996 (d)              10.31         .46            .54     1.00       (.46)       --     (.46)   10.85        9.88
1995 (e)              10.29         .23            .08      .31       (.27)     (.02)    (.29)   10.31        3.09

Class R (12/86)

1998                  10.62         .56            .39      .95       (.56)     (.03)    (.59)   10.98        9.17
1997 (c)              10.78         .09           (.15)    (.06)      (.10)       --     (.10)   10.62        (.60)
1997 (d)              10.92         .57           (.11)     .46       (.56)     (.04)    (.60)   10.78        4.38
1996 (d)              10.38         .57            .54     1.11       (.57)       --     (.57)   10.92       10.94
1995 (d)              10.81         .57           (.40)     .17       (.58)     (.02)    (.60)   10.38        1.85
1994 (d)              10.85         .57            .02      .59       (.57)     (.06)    (.63)   10.81        5.47
===================================================================================================================

        *   Annualized.
        (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
        (b) Total returns are calculated on net asset value without any sales charge and are not annualized.
        (c) For the two months ended April 30.
        (d) For the fiscal year ended February 28/29.
        (e) From commencement of class operations as noted through February 28.

                                     Ratios/Supplemental Data
----------------------------------------------------------------------------
                                  Ratio                     Ratio
                                 of Net                    of Net
                  Ratio of   Investment     Ratio of   Investment
                  Expenses    Income to     Expenses    Income to
                to Average      Average   to Average      Average
                Net Assets   Net Assets   Net Assets   Net Assets
                    Before       Before        After        After  Portfolio
   Ending Net   Reimburse-   Reimburse-   Reimburse-   Reimburse-   Turnover
 Assets (000)         ment         ment      ment(a)      ment(a)       Rate
-----------------------------------------------------------------------------
     $ 90,459          .86%        4.91%         .86%        4.91%        40%
       69,291          .84*        5.12*         .84*        5.12*        12
       68,268          .87         5.07          .87         5.07         35
       46,943          .92         5.00          .91         5.01         27
       14,097         1.27*        5.28*        1.00*        5.55*        25

        4,992         1.61         4.14         1.61         4.14         40
          488         1.59*        4.36*        1.59*        4.36*        12
          228         1.58*        4.84*        1.58*        4.84*        35

        8,037         1.41         4.36         1.41         4.36         40
        5,615         1.39*        4.57*        1.39*        4.57*        12
        5,448         1.61         4.33         1.61         4.33         35
        5,151         1.63         4.34         1.63         4.34         27
        3,979         1.75*        4.83*        1.75*        4.83*        25

      727,068          .66         5.12          .66         5.12         40
      714,622          .64*        5.31*         .64*        5.31*        12
      732,587          .63         5.31          .63         5.31         35
      761,936          .63         5.33          .63         5.33         27
      736,702          .64         5.67          .64         5.67         25
      745,914          .65         5.21          .65         5.21         11
=============================================================================

                    Building Better Portfolios with Nuveen


Nuveen Family
of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse
Growth Fund

Growth and
Income Funds
European Value Fund

Growth and
Income Stock Fund

Balanced Municipal
and Stock Fund

Balanced Stock
and Bond Fund

Municipal
Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of Premier Advisers/SM/, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services

Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330
(800) 621-7227

Legal Counsel

Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, Illinois

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

1898

NUVEEN  1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime./TM/

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com                                                       VAN-N1-4.98

NUVEEN
Municipal Bond Funds


April 30, 1998

Annual Report

Dependable, tax-free income to help you keep more of what you earn.




All-American
Intermediate
Limited Term


                             [PHOTO APPEARS HERE]

Highlights

As of April 30, 1998
For Class A shares on net asset value


* Overall rating within the municipal bond category for Class A shares for the period ended 4/30/98. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Class A shares of all three funds earned four stars for each of the three- and five-year periods ended 4/30/98, and for the 10-year period for the Limited Term fund. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. 1,547 municipal bond funds were rated for the three-year period, 809 for the five-year period, and 346 for the 10-year period, each ended 4/30/98.

Credit Quality                         Performance Highlights

Nuveen Flagship All-American Municipal Bond Fund
[PIE CHART APPEARS HERE]

AAA       29%
AA         6%
A         21%
BBB/NR    44%

               .  **** Four-star rating by Morningstar*
               . Outperformed Lehman Municipal Bond Index and Lipper peer group average by more than 100 basis points
               . Ranked in the top 10% of national municipal bond funds by Lipper

Nuveen Flagship Intermediate Municipal Bond Fund
[PIE CHART APPEARS HERE]

AAA       31%
AA        11%
A         23%
BBB/NR    35%

               .  **** Four-star rating by Morningstar*
               . Outperformed Lehman 7-Year Municipal Bond Index and Lipper peer group average by more than 100 basis points
               . Ranked in the top 5% of national intermediate-term municipal bond funds by Lipper

Nuveen Flagship Limited Term Municipal Bond Fund
[PIE CHART APPEARS HERE]

AAA       36%
AA         6%
A         26%
BBB/NR    32%

               .  **** Four-star rating by Morningstar*
               . Paralleled Lehman 5-Year Municipal Bond Index and outperformed Lipper peer group average by more than 100 basis points
               . Ranked in the top 10% of national short-intermediate municipal bond funds by Lipper

     Contents
 1   Dear Shareholder
 3   All-American Commentary and Overview
 6   Intermediate Commentary and Overview
 9   Limited Term Commentary and Overview
12   Portfolio of Investments
33   Statement of Net Assets
34   Statement of Operations
35   Statement of Changes in Net Assets
36   Notes to Financial Statements
42   Financial Highlights
48   Report of Independent Public Accountants
49   Building Better Portfolios

Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

 . Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

 . Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

 . Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

 . Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser-and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.

Dear Shareholder

[TIMOTHY R. SCHWERTFEGER PHOTO APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to report that over the past 12 months, the Nuveen national municipal bond funds continued to perform well and meet their objectives of providing attractive tax-free income and after-tax performance. Once again, all three funds generated competitive yields and were ranked in the top 10 percent of their respective Lipper peer groups based on their outstanding total returns. Each fund also received a four-star rating by Morningstar, demonstrating strong risk-adjusted performance in addition to the superior overall performance recognized by Lipper.

The declining interest rate environment over the past year had a significant impact on the funds' performance. As the chart below illustrates, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.89% to 5.39% during the year. The decline reduced the income levels of the All-American and Intermediate funds, as higher-yielding bonds that were called or sold from the portfolios had to be replaced with bonds paying today's lower interest rates. As a result, the dividends for these funds were reduced to reflect the levels of income being earned by the portfolios. The Limited Term fund's income was not impacted during the period because its low turnover and good call protection supported the dividend through the low interest rate environment. In addition, the accumulation of income from higher-yielding bonds purchased over the past couple of years allowed us to increase its dividend during the period.

[Bond Buyer 40 Chart Appears Here]

The decline in interest rates also led to many portfolio holdings appreciating in value during the year. Many of the bonds in the portfolios have higher coupon rates than are available in today's market, and the value of those bonds increased as rates trended downward. The price appreciation resulting from this and other factors led to the fund's outstanding total returns over the year.

The Economy in Review
The past 12 months were noteworthy for the ongoing performance of the equity markets, which continued to exhibit remarkable strength. Fixed-income investments also enjoyed bullish performance, as declining interest rates and low inflation provided the ideal backdrop for a bond market rally. Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index

Nuveen offers an ever-expanding range of products designed to help investors build a diversified, tax-efficient portfolio.

rose only 1.4% for the 12 months ended April 1998, remaining at one of its lowest levels in more than 30 years.

In coming months, we will continue to closely watch several key factors that are likely to affect the future of the economy, including demand for goods and services, changes in U.S. production capacity, the availability of qualified employees, and stability of the money supply. While it is still too early for the full impact of Asia's financial difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets is of special concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Building Better Portfolios

As economic events unfold, we believe that many investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio that is invested in a variety of asset classes that each react differently to changes in the economic environment can help cushion your portfolio against risk.

Many investors select Nuveen municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and maintaining long-term financial security. These funds can work together with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. Recent studies by Nuveen Research have demonstrated that balanced portfolios combining municipal bonds and stocks provided superior after-tax returns and lower levels of risk compared with blends of stocks and taxable bonds.

You and your financial adviser may want to consider combining your Nuveen municipal bond fund with an investment in the new Nuveen European Value Fund, an equity mutual fund that offers a portfolio of quality European company stocks for investors seeking long-term growth and international diversification. This fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services for a prospectus at
(800) 621-7227. Please read it carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of John Nuveen & Co. On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Tim R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board


June 15, 1998

Nuveen Flagship All-American Municipal Bond Fund

Portfolio Manager's Comments

Rick Huber, portfolio manager of the All-American fund, talks about the municipal market over the past year and the performance of the fund.

Comments cover the one-year period ended April 30, 1998 and all performance statistics are quoted for Class A shares on net asset value.



The Year in Review

Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. Bond prices rose as interest rates continued to drop and inflation remained at 30-year lows. However, the performance of the municipal market was moderated by the effect of heavy supply, as the lower rate environment stimulated a substantial increase in new issuance as well as the refinancing of existing bonds. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997.

The flood of new issues continued in recent weeks with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. The publicity surrounding this issue brought an unusual level of attention to the municipal market and may stimulate additional interest in municipal bonds.

Investment Objective

The All-American fund is a long-term municipal bond fund that seeks to provide a high level of current income consistent with capital preservation. The fund invests in a nationally diversified portfolio of investment-grade quality municipal bonds with an average maturity of 15-30 years. Nuveen follows a disciplined investment process and tax-conscious portfolio management strategies that emphasize competitive tax-free income and attractive after-tax total returns over time.

Fund Performance

Once again, the All-American fund was an exceptional performer by every measure. Its 10.32% total return outperformed the Lehman Brothers Municipal Bond Index return by more than 100 basis points, as well as its Lipper peer group average return of 9.02%. The fund was ranked in the top 10 percent of national municipal bond funds by Lipper (16th of the 237 funds in the grouping), and earned a four-star rating by Morningstar. The fund's distribution yield of 5.19% is one of the most competitive dividend rates in its category (SEC yield was 4.52% for the same period). Shareholders in the 31% federal income tax bracket would have had to earn at least 7.52% on a comparable taxable investment to equal the All-American fund's distribution yield on a taxable equivalent basis (or 6.55% to equal the SEC yield).

Income Levels

The fund has performed well during this period of declining interest rates, although its dividend had to be reduced in January to compensate for the lower levels of income produced when cash inflows and proceeds from called and sold bonds were used to purchase bonds paying today's lower rates. However, the fund continues to pay competitive dividend rates because our in-depth research allows us to find those higher-yielding and undervalued bonds that perform well throughout market cycles.

Price Appreciation

Our careful research also helped us purchase bonds that appreciated in value due to credit upgrades and pre-refundings. Over the past year, a large percentage of the bonds in the portfolio were pre-refunded by their issuers. In a pre-refunding, bonds are essentially paid off by their issuer and backed by U.S. Treasury securities until they can be called from the portfolio. The pre-refunding increases the credit quality of the bond significantly, and it appreciates in value as a result. This price appreciation accounts for a large percentage of the growth in total return over the past year. Other bonds in the portfolio increased in value because their credit ratings were upgraded during the year. Credit upgrades were common throughout 1997 and the first quarter of 1998 as the financial conditions of many municipalities improved with the booming economy.

Strategies Over the Past Year
Maintaining the income level of the fund has been a priority over the past year. To meet our goal of sustaining a competitive dividend, one focus has been on call protection, which helps reduce the volatility of the income stream by ensuring that only a small percentage of bonds could be called away from the portfolio at any one time. In our efforts to improve the call protection of the fund, we searched for bonds that have attractive call features or are not callable at all. This ensures that if interest rates remain steady or continue to drop, the higher-paying bonds in the portfolio will not be called away immediately and will remain in the portfolio generating competitive income levels unless we choose to sell them.

Another strategy over the past year was to purchase shorter-duration bonds with maturities of 15-20 years. We felt that this was an excellent area of value in the municipal bond market because these bonds offered attractive income levels compared to their historical levels of volatility. Duration is a measure of price volatility in relation to changes in interest rates. Longer-duration bonds, which tend to be more volatile, offered little incremental yield for taking on the additional interest rate risk they carry. Also, with shorter-duration bonds, the fund should be less affected by interest rate movements. Although it would be less affected by a market downturn, the shorter-duration fund will also be less able to participate in a market rally.

We also increased our holdings of health care bonds during the year, reflecting the value opportunities we saw in this sector, particularly in hospital and long-term care bonds. Health care bonds now represent 17% of the portfolio, the fund's largest holding. When we purchased these bonds, they offered good yields and the potential for price appreciation. Since that time, many of these bonds have been pre-refunded or have increased in value due to other factors such as credit upgrades.

Outlook for the Future
In the coming months, we plan to manage the fund more conservatively, and will work toward a shorter duration.

In addition, we plan to reposition the credit quality of the fund during the next year. Currently, the fund is heavily weighted in the lower categories of investment-grade quality bonds, with 44% in BBB and non-rated bonds. However, we plan to replace many of these lower-rated bonds with bonds that have higher credit ratings. At present, credit spreads remain tight, meaning that the difference in yields between higher-rated and lower-rated bonds is unusually small. By purchasing higher-rated bonds, we will increase the credit quality of the fund with little impact on the fund's income levels. We anticipate that credit spreads will widen again and that the higher-rated bonds will increase in value as a result. Higher-rated bonds will also help us position the fund more conservatively since they are less subject to market fluctuations.

Nuveen Flagship All-American Municipal Bond Fund

Performance Overview

As of April 30, 1998

     [BAR GRAPH OF MONTHLY TAX-FREE DIVIDENDS (CLASS A SHARES) GOES HERE]

M    0.04990
J    0.05020
J    0.05020
A    0.05020
S    0.05020
O    0.05020
N    0.05020
D    0.05020
J    0.04900
F    0.04900
M    0.04900
A    0.04900


=======================================
Top 5 Sectors
=======================================
Health Care                         17%
---------------------------------------
Transportation                      14%
---------------------------------------
Utilities                           13%
---------------------------------------
U.S. Guaranteed                     11%
---------------------------------------
Education and Civic Organizations   10%
=======================================


1 The fund also paid shareholders taxable distributions in December of $0.0914 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

=============================================================================
Portfolio Statistics
=============================================================================
Share Class                                       A       B       C         R
=============================================================================
Inception Date                                10/88    2/97    6/93      2/97
-----------------------------------------------------------------------------
Net Asset Value                              $11.32  $11.33  $11.31  $  11.32
-----------------------------------------------------------------------------
Fund Net Assets ($000)                                               $312,244
-----------------------------------------------------------------------------
Average Weighted Maturity (Years)                                       21.61
-----------------------------------------------------------------------------
Average Weighted Duration (Years)                                        7.60
=============================================================================


=============================================================================
Annualized Total Return/2/
=============================================================================
Share Class                        A(NAV)  A(Offer)       B       C         R
=============================================================================
1-Year                             10.32%     5.67%   9.51%   9.75%    10.45%
-----------------------------------------------------------------------------
5-Year                              6.95%     6.04%   6.33%   6.35%     7.00%
-----------------------------------------------------------------------------
Since Inception                     8.77%     8.29%   8.28%   8.17%     8.80%
=============================================================================


=============================================================================
Tax-Free Yields
=============================================================================
Share Class                        A(NAV)  A(Offer)       B       C         R
=============================================================================
Distribution Rate                   5.19%     4.97%   4.45%   4.67%     5.41%
-----------------------------------------------------------------------------
SEC 30-Day Yield                    4.52%     4.33%   3.77%   3.97%     4.73%
-----------------------------------------------------------------------------
Taxable Equivalent Yield/3/         6.55%     6.28%   5.46%   5.75%     6.86%
=============================================================================

                   [GRAPH OF INDEX COMPARISON/4/ GOES HERE]

9/88     10000     10000     9580
4/89     10176     10063     9640
4/90     11331     11307    10832
4/91     12381     12233    11719
4/92     13739     13876    13293
4/93     15322     15795    15131
4/94     16180     16764    16060
4/95     18002     18496    17719
4/96     18561     19173    18367
4/97     19414     20072    19229
4/98     21398     22367    21427

||||   Lehman Brothers Municipal Bond Index                        $21,398
||||   Nuveen Flagship All-American Municipal Bond Fund (NAV)      $22,367
||||   Nuveen Flagship All-American Municipal Bond Fund (Offer)    $21,427


Past performance is not predictive of future results.

Nuveen Flagship Intermediate Municipal Bond Fund

Portfolio Manager's Comments


Paul Brennan, portfolio manager of the Intermediate fund, talks about the municipal market over the past year and the performance of the fund.

Comments cover the one-year period ended April 30, 1998 and all performance statistics are quoted for Class A shares on net asset value.



The Year in Review

Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. Bond prices rose as interest rates continued to drop and inflation remained at 30-year lows. However, the performance of the municipal market was moderated by the effect of heavy supply, as the lower rate environment stimulated a substantial increase in new issuance as well as the refinancing of existing bonds. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997.

The flood of new issues continued in recent weeks with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. The publicity surrounding this issue brought an unusual level of attention to the municipal market and may stimulate additional interest in municipal bonds.

Investment Objective

The Intermediate fund is an intermediate-term municipal bond fund that seeks a balance of current income and capital preservation potential. The fund invests in a nationally diversified portfolio of investment-grade municipal bonds with an average maturity of 5-10 years. Nuveen follows a disciplined investment process and tax-conscious portfolio management strategies that emphasize competitive tax-free income and attractive after-tax total returns over time.

Fund Performance

The fund performed exceptionally well compared with its benchmark and peer group. Its total return of 8.97% outperformed the Lehman 7-Year Municipal Bond Index return of 7.84%, and surpassed its Lipper peer group average by almost 200 basis points. The fund was ranked in the top five percent of national intermediate municipal bond funds by Lipper (fifth of the 139 funds in the grouping) and received a four-star rating by Morningstar.

Although the fund posted these outstanding results for the year, it experienced a dividend reduction in April as a result of the declining interest rate environment. As interest rates fell over the past year, we had to replace bonds that were called or sold with bonds paying today's lower interest rates. With its resulting lower income levels, the fund's dividend was adjusted to align with its income rate.

Strategies Over the Past Year

Maturity and Duration

We achieved this outstanding performance by purchasing securities at the longer end of the intermediate-term maturity spectrum and were rewarded as interest rates dropped and these bonds outperformed shorter maturity bonds on a relative scale. The fund maintained a significantly longer duration than its benchmark and peer group (6.79 average weighted duration compared with 5.42 for the Lehman 7-Year Index), which was an important factor in performance. Duration is a measure of the fund's price volatility in relation to changes in interest rates. With a longer duration, the Intermediate fund was better able to participate in this year's market rally. However, it would also have been more adversely affected had the bond market experienced a downturn.

Call Protection

During the year, we structured the fund to maintain superior call protection by purchasing bonds with favorable call provisions as well as those that are not callable at all. This ensures that if interest rates remain steady or continue to drop, the higher-paying bonds in the portfolio will not be called away immediately and will remain in the portfolio generating competitive income levels unless we choose to sell them. Call protection helps ensure a more stable dividend and also helped the fund outperform its peers as interest rates fell and many similar funds experienced bond calls that adversely affected their income levels.

Undervalued Securities

By leveraging Nuveen's award-winning research department, we were able to find undervalued bonds that also contributed to the fund's strong performance. For example, many of the bonds in the portfolio were pre-refunded during the year. In a pre-refunding, bonds are essentially paid off by their issuer and backed by U.S. Treasury securities until they can be called from the portfolio. The pre-refunding increases the credit quality of the bond significantly, and it appreciates in value as a result. This price appreciation accounted for a significant percentage of the fund's total return over the past year.

Research also helped us maintain a competitive dividend during the year by allowing us to find lower-rated, higher-yielding bonds. The incremental yield offered by these higher-yielding bonds contributed to the fund's strong dividend. We also took advantage of Nuveen's research team to find undervalued securities in the health care sector. The fund has a relatively heavy weighting in this sector, which offers competitive yields and good potential for price appreciation.

Outlook for the Future

In the coming months, we will continue to utilize the same strategies that led to such strong performance for the fund over the last year. Since income is a top objective of the fund, we will work toward maintaining superior call protection and helping ensure the strength of the dividend. In addition, we will continue to maintain a relatively long duration compared with the benchmark Lehman 7-Year Index. This means more volatility for the fund should interest rates fluctuate, but also will ensure that the fund is able to maximize its participation in any potential market rallies.

Nuveen Flagship Intermediate Municipal Bond Fund
Performance Overview
As of April 30, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]


0.04280   0.04300   0.04300   0.04300   0.04300   0.04300   0.04300   0.04300   0.04300   0.04300   0.04300   0.04200
 M         J         J         A         S         O         N         D         J         F         M         A


Portfolio Statistics
Share Class                                                       A        C         R
--------------------------------------------------------------------------------------
Inception Date                                                 9/92    12/95      2/97
Net Asset Value                                              $10.88   $10.89   $ 10.86
Fund Net Assets ($000)                                                         $46,474
Average Weighted Maturity (Years)                                                 8.69
Average Weighted Duration (Years)                                                 6.79
--------------------------------------------------------------------------------------
Annualized Total Return/2/
Share Class                                         A(NAV)  A(Offer)       C         R
--------------------------------------------------------------------------------------
1-Year                                               8.97%     5.74%    8.47%     9.17%
5-Year                                               6.24%     5.59%    5.67%     6.25%
Since Inception                                      7.25%     6.67%    6.67%     7.26%
--------------------------------------------------------------------------------------
Tax-Free Yields
Share Class                                         A(NAV)  A(Offer)       C         R
--------------------------------------------------------------------------------------
Distribution Rate                                    4.63%     4.49%    4.08%     4.81%
SEC 30-Day Yield                                     4.02%     3.90%    3.47%     4.23%
Taxable Equivalent Yield/3/                          5.83%     5.65%    5.03%     6.13%
--------------------------------------------------------------------------------------

Index Comparison/4/
[GRAPH APPEARS HERE]


9/92                  10000     9700     10000    10000
4/93                  10798    10474     10679    10574
4/94                  11253    10915     10979    10890
4/95                  11789    11436     11805    11582
4/96                  12792    12409     12851    12515
4/97                  13516    13111     13520    13094
4/98                  14818    14374     14841    14195

Lehman Brothers 7-Year Municipal Bond Index                  $14,195
Lehman Brothers 10-Year Municipal Bond Index                 $14,841
Nuveen Flagship Intermediate Municipal Bond Fund (NAV)       $14,818
Nuveen Flagship Intermediate Municipal Bond Fund (Offer)     $14,374

Past performance is not predictive of future results.

Top 5 Sectors
---------------------------------------------
Health Care                               25%
Tax Obligation (Limited)                  14%
Transportation                            12%
Utilities                                  9%
Education and Civic Organizations          9%
---------------------------------------------

1 The fund also paid taxable distributions to shareholders in December of $0.0034 per share.

2 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Lehman Brothers 7-Year and 10-Year Municipal Bond Indexes. In the past, the fund's performance was compared against the Lehman 10-Year Municipal Bond Index. Begining this year, we will compare the fund's performance with the Lehman 7-Year Municipal Bond Index because that index better corresponds to the fund's investment policies, which require that the fund maintain a weighted average portfolio maturity of 5-10 years. The Lehman Municipal Bond Indexes are comprised of a broad range of investment-grade municipal bonds, and do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (3.0%) and all ongoing fund expenses.

Nuveen Flagship Limited Term Municipal Bond Fund

Portfolio Manager's Comments

Rick Huber, portfolio manager of the Limited Term fund, talks about the municipal market over the past year and the performance of the fund.

Comments cover the one-year period ended April 30, 1998 and all performance statistics are quoted for Class A shares on net asset value.



The Year in Review

Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. Bond prices rose as interest rates continued to drop and inflation remained at 30-year lows. However, the performance of the municipal market was moderated by the effect of heavy supply, as the lower rate environment stimulated a substantial increase in new issuance as well as the refinancing of existing bonds. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997.

The flood of new issues continued in recent weeks with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. The publicity surrounding this issue brought an unusual level of attention to the municipal market and may stimulate additional interest in municipal bonds.

Investment Objective

The Limited Term fund is a short/intermediate-term municipal bond fund that seeks current income consistent with a high level of capital preservation. The fund invests in a nationally diversified portfolio of investment-grade municipal bonds with an average maturity of one to seven years. Nuveen follows a disciplined investment process and tax-conscious portfolio management strategies that emphasize competitive tax-free income and attractive after-tax total returns over time.

Fund Performance
The Limited Term fund performed well, generating a competitive dividend and total return compared with its peers. The fund's total return of 6.67% outperformed its Lipper peer group of national short/intermediate-term municipal bond funds by 138 basis points and was ranked second of the 34 funds in the grouping for the year. The fund essentially paralleled the unmanaged Lehman Brothers 5-Year Municipal Bond Index return of 6.73% and was given a four-star rating by Morningstar. During a period when many municipal bond funds experienced dividend reductions due to the lower interest rate environment, the dividend for the Limited Term fund actually increased during the period. Through foresight and strategic management, we structured the fund so that we locked in good yields and a relatively high income stream that could support the dividend through this lower interest rate environment.

Although the Limited Term fund is a relatively conservative municipal bond fund when compared with the other longer-term Nuveen funds in this report, its strong performance was achieved through a more aggressive management strategy than most shorter-term municipal bond funds undertake. It has a relatively heavy weighting in higher-yielding BBB and non-rated bonds and maintains a longer duration than many short-term funds.

Duration is a measure of the price volatility of the fund in relation to a change in interest rates. Longer duration funds are better able to participate in a market rally, but will suffer more in a down market. Although the fund is subject to more volatility than its peers with shorter maturities and durations, it provides an excellent opportunity for more conservative investors who want to invest in the municipal bond market for the shorter-term with less price volatility and greater income stability than can be found with longer-term funds.

Strategies Over the Past Year

During the past year, our research-intensive bond selection process allowed us to find opportunities throughout the country to enhance the yield and performance potential of the fund. We found value in a range of maturities, regions and sectors, including the health care industry. The portfolio was heavily weighted in health care securities because the tremendous amount of issuance in that sector forced issuers to offer attractive yields. The fund also benefited as health care bonds, particularly those issued by long-term care providers, appreciated in value during the year. However, we feel that we have maximized our opportunities in the health care sector for now, so we will be looking for ways to diversify the fund more in other sectors of the municipal market in the coming months.

Outlook for the Future

During the coming year, we plan to take a more conservative approach to managing the fund, including repositioning its credit quality. Currently, the fund is heavily weighted in the lower categories of investment-grade quality bonds, with 32% in BBB and non-rated bonds. However, we plan to replace many of these lower-rated bonds with bonds that have higher credit ratings. At present, credit spreads remain tight, meaning that the difference in yields between higher-rated and lower-rated bonds is unusually small. By purchasing higher-rated bonds, we will increase the credit quality of the fund without significantly impacting current income levels. We anticipate that credit spreads will widen again and that the higher-rated bonds will increase in value as a result. Higher-rated bonds will help us position the fund more conservatively since they are less subject to market fluctuations.

Nuveen Flagship Limited Term Municipal Bond Fund
Performance Overview
As of April 30, 1998

Portfolio Statistics

Share Class                                                       A        C          R
Inception Date                                                10/87    12/95       2/97
Net Asset Value                                              $10.80   $10.79   $  10.78
Fund Net Assets ($000)                                                         $472,787
Average Weighted Maturity (Years)                                                  5.53
Average Weighted Duration (Years)                                                  4.42

 Annualized Total Return/1/
Share Class                                         A(NAV)  A(Offer)       C          R
1-Year                                               6.67%     4.03%    6.33%      6.87%
5-Year                                               4.94%     4.40%    4.59%      4.95%
10-Year                                              6.50%     6.23%    6.17%      6.50%

 Tax-Free Yields
Share Class                                         A(NAV)  A(Offer)       C          R
Distribution Rate                                    4.72%     4.60%    4.39%      4.95%
SEC 30-Day Yield                                     3.76%     3.66%    3.41%      3.96%
Taxable Equivalent Yield/2/                          5.45%     5.30%    4.94%      5.74%

 Index Comparison/3/

4/88  10000   10000   9750    10000
4/89  10215   10284  10027    10324
4/90  11197   11273  10992    11430
4/91  11812   11678  11386    12040
4/92  12450   12271  11964    12794
4/93  14598   14358  13999    15294
4/94  15150   14960  14586    16138
4/95  15952   15656  15665    17039
4/96  16898   16387  15978    18232
4/97  18214   17691  17249    20047
4/98  19311   18769  18308    21711

-- Lehman Brother 5-year Municipal Bond Index                        $19,311
-- Lehman Brother 10-year Municipal Bond Index                       $21,711
-- Nuveen Flagship Limited Term Municipal Bond Fund (NAV)            $18,769
-- Nuveen Flagship Limited Term Municipal Bond Fund (Offer)          $18,308

Monthly Tax-Free Dividends (Class A Shares)

0.04150    M
0.04250    J
0.04250    J
0.04250    A
0.04250    S
0.04250    O
0.04250    N
0.04250    D
0.04250    J
0.04250    F
0.04250    M
0.04250    A

Top 5 Sectors

Health Care                        23%
Utiities                           14%
Education and Civic Organizations  12%
Tax Obligation (General)           10%
Tax Obligation (Limited)            9%

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers 5-Year and 10-Year Municipal Bond Indexes. In the past, the fund's performance was compared against the Lehman 10-Year Municipal Bond Index. Begining this year, we will compare the fund's performance with the Lehman 5-Year Municipal Bond Index, which can now be used as a 10-year comparison and better corresponds to the fund's investment policies. The Lehman Municipal Bond Indexes are comprised of a broad range of investment-grade municipal bonds, and do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.5%) and all ongoing fund expenses.

Portfolio of Investments
Nuveen Flagship All-American Municipal Bond Fund
April 30, 1998


  Principal                                                                                 Optional Call                     Market
     Amount    Description                                                                    Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
               Alaska - 1.5%

$ 5,000,000    Alaska Industrial Development and Export Authority, Revolving Fund             4/08 at 101          AAA    $4,805,100
                 Refunding Bonds, Series 1998A, 5.250%, 4/01/23 (DD)
------------------------------------------------------------------------------------------------------------------------------------
               California - 10.2%

  5,000,000    California Health Facilities Financing Authority, Insured Refunding            7/07 at 102          AAA     5,114,100
                 Revenue Bonds (Pomona Valley Hospital Medical Center), 1997 Series A,
                 5.625%, 7/01/19

  2,000,000    California Pollution Control Financing Authority, Pollution Control           No Opt. Call            A     2,160,320
                 Refunding Revenue Bonds (San Diego Gas and Electric Company), 1996
                 Series A, 5.900%, 6/01/14

  5,000,000    California Statewide Communities Development Authority, Special               10/07 at 102         Baa3     5,043,600
                 Facilities Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33

  8,000,000    Contra Costa Home Mortgage Finance Authority, California, 1984 Home           No Opt. Call          AAA     2,899,600
                 Mortgage Revenue Bonds, 0.000%, 9/01/17

  2,000,000    Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue            No Opt. Call          Baa     1,432,680
                 Bonds, Series 1995A, 0.000%, 1/01/05

  7,000,000    Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium of the             7/05 at 102          BBB     7,239,820
                 Pacific Project), 1995 Series A, 6.125%, 7/01/23

  4,000,000    Regional Airports Improvement Corporation, Facilities Sublease                 5/06 at 102         BBB-     4,344,480
                 Refunding Revenue Bonds, Issue of 1996, Delta Air Lines, Inc.
                 (Los Angeles International Airport), 6.350%, 11/01/25

               Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
                 (Procter & Gamble Project), 1995 Series:
    500,000        6.200%, 7/01/06                                                            7/05 at 102         BBB-       542,585
  1,000,000        6.500%, 7/01/21                                                            7/05 at 102         BBB-     1,086,330

  2,000,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A            1/07 at 101         BBB+     2,093,000
                 (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 5.6%

               E-470 Public Highway Authority, Capital Improvement Trust Fund, Highway
               Revenue Bonds, Senior Bonds:
  6,000,000      0.000%, 8/31/05                                                             No Opt. Call          Aaa     4,275,360
  2,000,000      6.950%, 8/31/20 (Pre-refunded to 8/31/05)                                    8/05 at 103          Aaa     2,348,940

 11,800,000    Colorado Health Facilities Authority, Retirement Facilities (Liberty          No Opt. Call          Aaa     3,120,982
                 Heights), 0.000%, 7/15/22

  5,000,000    City and County of Denver, Colorado, Airport System Revenue Bonds,            11/07 at 101          AAA     4,930,650
                 Series 1997E, 5.250%, 11/15/23

  2,500,000    Hyland Hills Park and Recreation District, Adams County, Colorado             12/06 at 101          N/R     2,698,475
                 Special Revenue Refunding and Improvement Bonds, Series 1996A, 6.750%,
                 12/15/15
------------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 1.8%

  2,000,000    State of Connecticut Health and Educational Facilities Authority, Revenue     11/04 at 102          AAA     2,270,860
                 Bonds, Nursing Home Program Issue, Series 1994, AHF/Hartford, Inc.
                 Project, 7.125%, 11/01/14

  3,305,000    State of Connecticut Health and Educational Facilities Authority,             No Opt. Call          AAA     3,455,609
               Revenue Bonds, Trinity College Issue, Series F, 5.500%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.6%

  1,750,000    Delaware Economic Development Authority, First Mortgage Revenue Bonds          5/07 at 102          BBB     1,833,493
                 (Peninsula United Methodist Homes, Inc. Issue), Series 1997A, 6.300%,
                 5/01/22


  Principal                                                                                 Optional Call                     Market
     Amount    Description                                                                    Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
               Florida - 2.6%
$ 1,000,000    Town of Lady Lake, Florida, Industrial Development Revenue Bonds               7/00 at 102      N/R ***    $1,129,900
                 (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15
                 (Pre-refunded to 7/01/00)

  1,955,000    Nassau County, Florida (GF/Amelia Island Properties, Inc.                      1/03 at 103          N/R     2,271,690
                 Project), ICF/MR Revenue Bonds, Series 1993A, 9.750%, 1/01/23

  1,750,000    Polk County Industrial Development Authority (Florida), Solid                 12/06 at 102           A1+    1,818,495
                 Waste Disposal Facility Revenue Bonds (Tampa Electric Company Project),
                 Series 1996, 5.850%, 12/01/30

  1,965,000    Sanford Florida Airport Authority, Industrial Development Revenue,             5/06 at 102           N/R    2,104,142
                 Central Florida Terminals, Inc. Project, Series A, 7.500%, 5/01/10

    645,000    Sanford Airport Authority (Florida), Industrial Development                    5/07 at 102           N/R      676,779
                 Revenue Bonds (Central Florida Terminals Inc. Project), Series 1997C,
                 7.500%, 5/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Georgia - 1.7%
  2,000,000    Brunswick and Glynn County (Georgia) Development Authority,                    3/08 at 102          Baa2    1,983,020
                 Revenue Refunding Bonds, Series 1998 (Georgia Pacific Corporation Project),
                 5.550%, 3/01/26

  2,000,000    Municipal Electric Authority of Georgia, General Power Revenue Bonds,          No Opt. Call            A    2,089,300
                 1993C Series, 5.700%, 1/01/19

  1,000,000    Municipal Electric Authority of Georgia, Project One Special                   No Opt. Call            A+   1,135,920
                 Obligation Bonds, Fifth Crossover Series, 6.500%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
                 Illinois - 8.4%

  1,750,000    City of Chicago, Illinois, Gas Supply Revenue Bonds, 1990 Series A              5/00 at 102           AA-   1,904,210
                 (The Peoples Gas, Light and Coke Company Project), 8.100%, 5/01/20

  1,000,000    City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,                  6/05 at 102           AA-   1,062,970
                 1995 Series A (The Peoples Gas, Light and Coke Company Project), 6.100%,
                   6/01/25
  2,000,000    Illinois Development Finance Authority (The Presbyterian Home,                  9/06 at 102           AA-   2,181,720
                 Lake Forest Place Project), Revenue Bonds, Series 1996 B, 6.300%, 9/01/22

  4,000,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds              12/04 at 100          BBB   4,388,040
                 (Columbia College), Series 1992, 6.875%, 12/01/17

  3,750,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds,              7/01 at 102       A+ ***   4,121,888
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/21 (Pre-refunded to 7/01/01)

  2,000,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,                   8/06 at 102          N/R   2,220,240
                 Series 1995A (Fairview Obligated Group), 7.125%, 8/15/17

  6,000,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,                   2/07 at 102           A-   6,076,440
                 Series 1996B (Sarah Bush Lincoln Health Center), 5.750%, 2/15/22

  4,000,000    Illinois Health Facilities Authority, Revenue Bonds (Victory Health              8/07 at 101           A-   4,053,880
                 Service), Series 1997A, 5.750%, 8/15/27

    145,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1989                 1/99 at 102         BBB+     150,413
                 (Westlake Community Hospital), 7.875%, 1/01/13
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 6.0%
  1,000,000    Town of Fishers, Indiana, Economic Development First Mortgage                    9/98 at 102         N/R  1,028,990
                 Revenue Bonds (United Student Aid Funds, Inc. Project), Series 1989,
                 8.375%, 9/01/14

  1,750,000    Indiana Health Facility Financing Authority, Hospital Revenue                    8/00 at 102     N/R ***    1,935,553
                 Bonds, Series 1990 (Hancock Memorial Hospital Project), 8.300%, 8/15/20
                 (Pre-refunded to 8/15/00)

  4,000,000    The Trustees of Indiana University, Indiana University Student Fee               No Opt. Call        AAA    2,025,800
                 Bonds, Series K, 0.000%, 8/01/11

  2,000,000    Indianapolis Airport Authority, Special Facilities Revenue Bonds,                 7/04 at 102        BBB    2,239,620
                 Series 1994 (Federal Express Corporation Project), 7.100%, 1/15/17

  4,000,000    Indianapolis Airport Authority, Specialty Facility Revenue Bonds,                11/05 at 102       Baa2    4,310,680
                 Series 1995A (United Airlines, Inc., Indianapolis Maintenance Center
                 Project), 6.500%, 11/15/31

Portfolio of Investments
Nuveen Flagship All-American Municipal Bond Fund (continued)
April 30, 1998

 Principal                                                                            Optional Call                Market
    Amount    Description                                                               Provisions*  Ratings**      Value
---------------------------------------------------------------------------------------------------------------------------
              Indiana (continued)
$5,450,000    City of Indianapolis, Indiana, Economic Development Revenue Bonds         7/06 at 102         A  $5,679,881
                (Willowbrook Apartments Project), Senior Series 1996A, 6.500%,
                7/01/26

   500,000    Hospital Authority of Monroe County (Indiana), Hospital Revenue           5/02 at 101       AAA     547,680
                Bonds, Series 1992 (Bloomington Hospital Project), 6.700%, 5/01/12
                (Pre-refunded to 5/01/02)

 1,000,000    Rockport Pollution Control (Indiana Michigan Power Company), 7.600%,      3/01 at 102      Baa2   1,085,380
                3/01/16

---------------------------------------------------------------------------------------------------------------------------
              Kentucky - 7.9%

 5,000,000    City of Ashland, Kentucky, Sewage and Solid Waste Revenue Bonds,          2/05 at 102      Baa1   5,642,950
                Series 1995 (Ashland Inc. Project), 7.125%, 2/01/22

 5,000,000    County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds         3/05 at 102      Baa2   5,457,500
                (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25

 4,500,000    Jefferson County, Kentucky, Capital Projects Corporation, Lease          No Opt. Call        A+   2,145,645
                Revenue Bonds, Series 1992A, 0.000%, 8/15/12

 2,000,000    Kentucky Economic Development Finance Authority, Hospital System          4/08 at 102       BBB   2,038,540
                Refunding and Improvement Revenue Bonds, Series 1997
                (Appalachian Regional Healthcare, Inc. Project), 5.875%, 10/01/22

 5,000,000    Louisville and Jefferson County Metropolitan Sewer District              11/04 at 102       AAA   5,729,050
                (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                Bonds, Series 1994A, 6.750%, 5/15/25

 3,500,000    Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky          3/03 at 102         A   3,711,120
                Associated Counties Leasing Trust Program, Series 1993-A,
                6.500%, 3/01/19

---------------------------------------------------------------------------------------------------------------------------
              Louisiana - 0.7%

 2,000,000    City of New Orleans, Audubon Park Commission, Aquarium Revenue            4/02 at 102   N/R ***   2,287,520
                Bonds, Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

---------------------------------------------------------------------------------------------------------------------------
              Maryland - 0.7%

 2,000,000    Maryland Energy Financing Administration, Limited Obligation Solid       12/06 at 102        A-   2,183,880
                Waste Disposal Revenue Bonds (Wheelabrator Water Technologies,
                Baltimore L.L.C. Projects), 1996 Series, 6.450%, 12/01/16

---------------------------------------------------------------------------------------------------------------------------
              Massachusetts - 2.3%

 4,900,000    Massachusetts Health and Educational Facilities Authority, Revenue       12/05 at 102        A1   5,304,544
                Bonds, Dana-Farber Cancer Institute Issue, Series G-1, 6.250%,
                12/01/22

 2,000,000    Massachusetts Port Authority, Revenue Bonds, Series 1997-B, 5.375%,       7/07 at 101       AA-   1,969,440
                7/01/27

---------------------------------------------------------------------------------------------------------------------------
              Michigan - 2.4%

 3,315,000    Detroit/Wayne County Stadium Authority (State of Michigan),               2/07 at 102       AAA   3,266,336
                Building Authority (Stadium) Bonds, Series 1997
                (Wayne County Limited Tax General Obligation), 5.250%,
                2/01/27

 2,000,000    Michigan State Hospital Finance Authority, Hospital Revenue and          10/08 at 102       BBB   1,957,900
                Refunding Bonds (Genesys Regional Medical Center Obligated Group),
                Series 1998A, 5.500%, 10/01/18

 2,000,000    Pontiac, Michigan Hospital Finance Authority, Hospital Revenue            8/03 at 102      BBB-   2,033,840
                Refunding, Nomc Obligation Group, 6.000%, 8/01/13

   420,000    Western Townships Utilities Authority, Sewage Disposal System Bonds,      1/99 at 102      BBB+     438,934
                Series 1989, 8.200%, 1/01/18

---------------------------------------------------------------------------------------------------------------------------
              Mississippi - 0.7%

 2,000,000    Claiborne County, Mississippi, Pollution Control Revenue Refunding        5/00 at 102      BBB-   2,111,780
                Bonds (System Energy Resources, Inc. Project), Series 1995, 7.300%,
                5/01/25

---------------------------------------------------------------------------------------------------------------------------
              New Hampshire - 1.9%

   700,000    New Hampshire Higher Educational and Health Facilities Authority,         7/99 at 100         A     707,686
                Hospital Revenue Bonds, Catholic Medical Center Issue, Series 1989,
                6.000%, 7/01/17

Principal                                                                             Optional Call                        Market
   Amount     Description                                                               Provisions*     Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------------
              New Hampshire (continued)

$ 600,000     New Hampshire Higher Educational And Health Facilities                    1/01 at 102             A     $   647,664
               Authority, Hospital Revenue Bonds, St. Joseph Hospital Issue,
               Series 1991, 7.500%, 1/01/16

  425,000     The Essex County Improvement Authority (Essex County, New                 4/04 at 102          BBB+         461,006
               Jersey), City of Newark, General Obligation Lease Revenue Bonds,
               Series 1994, 6.600%, 4/01/14

2,400,000     New Jersey Economic Development Authority, Electric Energy                6/02 at 102           N/R       2,630,016
               Facility Revenue Bonds (Vineland Cogeneration Limited Partnership
               Project), Series 1992, 7.875%, 6/01/19

1,375,000     New Jersey Economic Development Authority, Insured Revenue                5/05 at 102           AAA       1,495,533
               Bonds (Educational Testing Service Issue), Series 1995B,
               6.125%, 5/15/15
---------------------------------------------------------------------------------------------------------------------------------
              New York -- 11.5%

1,900,000     The City of New York, New York, General Obligation Bonds,             2/02 at 101 1/2            A3       2,105,523
               Fiscal 1992 Series B, 7.500%, 2/01/09

              The City of New York (New York), General Obligation Bonds,
               Fiscal 1992, Series D:
  685,000      7.500%, 2/01/17 (Pre-refunded to 2/01/02)                            2/02 at 101 1/2           Aaa         769,371
  750,000      7.500%, 2/01/18 (Pre-refunded to 2/01/02)                            2/02 at 101 1/2           Aaa         842,378

3,000,000     The City of New York (New York), General Obligation Bonds,                4/07 at 101            A3       3,213,210
               Fiscal 1997 Series I, 6.250%, 4/15/27

1,750,000     New York City Housing Development Corporation, Multi-Unit                 6/01 at 102           AAA       1,867,145
               Mortgage Refunding Bonds (FHA Insured Mortgage Loans),
               1991 Series A, 7.350%, 6/01/19

1,480,000     Dormitory Authority of the State of New York, City University            No Opt. Call          BBB+       1,561,785
               System Consolidated Second General Resolution Revenue Bonds,
               Series 1993A, 5.750%, 7/01/18

2,500,000     Dormitory Authority of the State of New York, Department of               7/05 at 102      BBB+ ***       2,849,500
               Health of the State of New York, Revenue Bonds, Series 1995,
               6.625%, 7/01/24 (Pre-refunded to 7/01/05)

3,000,000     New York State Housing Finance Agency, Service Contract                   9/05 at 102          BBB+       3,269,970
               Obligation Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

1,590,000     State of New York Mortgage Agency, Homeowner Mortgage Revenue             4/01 at 102           Aa2       1,687,515
               Bonds, 1991 Series UU, 7.750%, 10/01/23

5,500,000     New York State Urban Development Corporation, State Facilities           No Opt. Call          BBB+       5,746,455
               Revenue Bonds, 1995 Refunding Series, 5.700%, 4/01/20

1,500,000     New York State Urban Development Corporation, Project Revenue            No Opt. Call          BBB+       1,533,285
               Bonds (Center for Industrial Innovation), 1995 Refunding Series,
               5.500%, 1/01/13

2,125,000     New York State Urban Development Corporation, Project Revenue            No Opt. Call          BBB+       2,175,129
               Bonds (University Facilities Grants), 1995 Refunding Series,
               5.500%, 1/01/19

7,500,000     The Port Authority of New York and New Jersey, Special Project           10/06 at 102           N/R       8,219,625
               Bonds, Series 4, KIAC Partners Project, 6.750%, 10/01/19
---------------------------------------------------------------------------------------------------------------------------------
              North Carolina -- 0.9%

1,400,000     Martin County Industrial Facilities and Pollution Control                11/05 at 102             A       1,457,582
               Financing Authority (North Carolina), Solid Waste Disposal
               Revenue Bonds, Series 1995 (Weyerhaeuser Company Project),
               6.000%, 11/01/25

1,299,276     Woodfin Treatment Facility, Inc. (North Carolina),                       12/03 at 102           N/R       1,357,067
               Proportionate Interest Certificates, 6.750%, 12/01/13
---------------------------------------------------------------------------------------------------------------------------------
              North Dakota -- 0.2%

  490,000     North Dakota Housing Finance Agency, Single Family Mortgage               7/99 at 103           Aa2         511,663
               Program Bonds, 1989 Series B, 8.000%, 7/01/13

Portfolio of Investments
Nuveen Flagship All-American Municipal Bond Fund (continued)
April 30, 1998



  Principal                                                                              Optional Call                       Market
     Amount  Description                                                                   Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Ohio - 8.7%

$ 2,000,000      City of Cleveland, Ohio, Airport System Revenue Bonds,                    1/08 at 101          AAA     $ 1,914,480
                 Series 1997A, 5.125%, 1/01/27

  1,400,000      Cleveland Public Power System, 7.000%, 11/15/17                          11/01 at 102          AAA       1,533,420

  1,350,000      County of Columbiana, Ohio, County Jail Facilities Construction          12/04 at 102           AA       1,545,656
                   Bonds (General Obligation - Unlimited Tax), 6.700%, 12/01/24

  1,000,000      County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds,           6/00 at 100          N/R       1,081,860
                   Series 1990 (Altenheim Project), 9.280%, 6/01/15

  3,000,000      County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health          8/05 at 102          AAA       3,369,390
                   System), Series 1995, 6.250%, 8/15/24 (Pre-refunded to 8/15/05)

  1,000,000      County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,              2/03 at 102           A1       1,073,140
                   Series 1993, Health Cleveland, Inc. (Fairview General Hospital
                   Project), 6.300%, 8/15/15

  2,350,000      City of Garfield Heights, Ohio, Hospital Improvement and Refunding       11/02 at 102            A       2,548,011
                   Revenue Bonds, Series 1992B (Marymount Hospital Project),
                   6.700%, 11/15/15

  1,500,000      County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series         12/01 at 102      N/R ***       1,710,960
                   1991 (Flower Memorial Hospital), 8.125%, 12/01/11
                   (Pre-refunded to 12/01/01)

  3,500,000      County of Miami, Ohio, Hospital Facilities Revenue Refunding and          5/06 at 102          BBB       3,715,740
                   Improvement Bonds, Series 1996A (Upper Valley Medical Center),
                   6.375%, 5/15/26

  2,750,000      State of Ohio, Ohio Air Quality Development Authority, Air Quality        9/05 at 102           A+       2,928,888
                   Development Revenue Refunding Bonds, 1995 Series (The Dayton Power
                   and Light Company Project), 6.100%, 9/01/30

  1,750,000      State of Ohio (Ohio Higher Educational Facility Commission),             12/03 at 102          AAA       1,940,435
                   Higher Educational Facility Mortgage Revenue Bonds (University of
                   Dayton 1992 Project), 6.600%, 12/01/17

  3,500,000      County of Shelby, Ohio, Hospital Facilities Revenue Refunding and         9/02 at 102          BBB       3,907,365
                   Improvement Bonds, Series 1992 (The Shelby County Memorial Hospital
                   Association), 7.700%, 9/01/18

-----------------------------------------------------------------------------------------------------------------------------------
                 Oklahoma - 0.9%
  2,750,000      Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,             6/05 at 102          Baa2      2,907,878
                   Series 1995 (American Airlines), 6.250%, 6/01/20

-----------------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania - 4.4%
  2,500,000      Allegeheny County Higher Education Building Authority                     2/06 at 102         Baa3       2,658,600
                   (Commonwealth of Pennsylvania), College Revenue Bonds, Series A
                   of 1996 (Robert Morris College), 6.400%, 2/15/14

  1,500,000      Clarion County Hospital Authority, Hospital Revenue Refunding Bonds,      7/99 at 102          N/R       1,599,615
                   Series 1989 (Clarion Hospital Project), 8.100%, 7/01/12

  1,000,000      Delaware County Industrial Development Authority, Pollution Control       4/01 at 102          AAA       1,088,730
                   Revenue Refunding Bonds, 1991 Series A (Philadelphia Electric
                   Company Project), 7.375%, 4/01/21

    500,000      Falls Township Hospital Authority, Refunding Revenue Bonds,               8/02 at 102          AAA         548,360
                   The Delaware Valley Medical Center Project (FHA Insured Mortgage),
                   Series 1992, 7.000%, 8/01/22

  1,000,000      Latrobe Industrial Development Authority (Commonwealth of                 5/04 at 102         Baa1       1,081,350
                   Pennsylvania) College Revenue Bonds (Saint Vincent College Project),
                   Series 1994, 6.750%, 5/01/24

  1,700,000      City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,              7/03 at 102         Baa1       1,814,648
                   Fourteenth Series, 6.375%, 7/01/26

  4,500,000      The Hospitals and Higher Education Facilities Authority of               11/03 at 102          A-        4,857,075
                   Philadelphia, Hospital Revenue Bonds, Series A of 1993 (Temple
                   University Hospital), 6.625%, 11/15/23

-----------------------------------------------------------------------------------------------------------------------------------
                             Rhode Island - 0.5%

  1,600,000      Rhode Island Housing and Mortgage Finance Corporation, Homeownership      10/00 at 102         AA+       1,690,768
                   Opportunity Bonds, Series 3-A, 7.850%, 10/01/16


   Principal                                                                             Optional Call                       Market
      Amount     Description                                                               Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                 South Carolina - 2.6%

$ 1,975,000      Berkeley County School District, Certificates of Participation,           2/04 at 102          AAA     $ 2,149,156
                   6.300%, 2/01/16

  1,770,000      Georgetown County Water and Sewer District, Water and Sewer System        6/05 at 102          N/R       1,996,383
                   Revenue Refunding and Improvement Bonds, Junior Lien Series 1995,
                   6.500%, 6/01/25

  1,000,000      South Carolina Housing Finance and Development Authority, Multifamily     6/05 at 102         BBB+       1,062,790
                   Housing Mortgage Revenue Bonds (United Dominion-Hunting Ridge
                   Apartments Project), Series 1995, 6.750%, 6/01/25

  1,000,000      South Carolina Housing Finance and Development Authority, Multifamily    11/05 at 102          AA-       1,029,510
                   Housing Revenue Refunding Bonds (Runaway Bay Apartments Project),
                   Series 1995, 6.125%, 12/01/15

  1,750,000      York County, South Carolina, Water and Sewer System Revenue Bonds,       12/03 at 102          N/R       1,772,820
                   Series 1995, 6.500%, 12/01/25

-----------------------------------------------------------------------------------------------------------------------------------
                 South Dakota - 0.8%

  2,500,000      Education Loans Incorporated (South Dakota), Tax Exempt Fixed Rate        6/08 at 102           A2       2,450,525
                   Student Loan Asset-Backed Callable Notes, Subordinate Series
                   1998-1K, 5.600%, 6/01/20

-----------------------------------------------------------------------------------------------------------------------------------
                 Tennessee - 2.8%

  2,985,000      The Health and Educational Facilities Board of the Metropolitan           2/08 at 102           AA       2,976,941
                   Government of Nashville and Davidson County, Tennessee, Multi-Modal
                   Interchangeable Rate, Health Facility Revenue Bonds, 5.500%, 5/01/23

  2,155,000      The Health and Educational Housing Facility Board of the County of        8/07 at 105          N/R       2,637,138
                   Shelby, Tennessee, ICF/MR Revenue Bonds (Open Arms Developmental
                   Centers), Series 1992A, 9.750%, 8/01/19

  1,380,000      South Fulton Tennessee, Inc. Industrial Development Board, Industrial    10/05 at 102           A3       1,488,620
                   Development Revenue, Tyson Foods Inc., Project, 6.350%, 10/01/15

  1,500,000      Wilson County, Tennessee, Certificates of Participation (Wilson           6/04 at 102            A       1,605,555
                   County Educational Facilities Corporation), Series 1994,
                   6.250%, 6/30/15

-----------------------------------------------------------------------------------------------------------------------------------
                 Texas - 7.8%

  7,000,000      Alliance Airport Authority, Special Facilities Revenue Bonds, Series      4/06 at 102          BBB       7,474,110
                   1996 (Federal Express Corporation Project), 6.375%, 4/01/21

  7,000,000      Brazos River Authority, Pollution Control Revenue Refunding Bonds         5/08 at 102          AAA       6,925,310
                   (Texas Utilities Electric Company Project), Series 1998A, 5.550%,
                   5/01/33 (WI)

  2,000,000      Dallas-Fort Worth International Airport Facility Improvement             11/02 at 102         Baa2       2,212,320
                   Corporation, American Airlines, Inc. Revenue Bonds, Series 1992,
                   7.250%, 11/01/30

  2,500,000      Lower Neches Valley Authority, Industrial Development Corporation,        3/08 at 101           AA       2,506,250
                   Refunding Revenue Bonds, Series 1998 (Mobil Oil Refining Corporation
                   Project), 5.550%, 3/01/33

  2,000,000      North Central Texas Health Facilities Development Corporation, Health     2/06 at 102          BBB       2,129,360
                   Facilities Development Revenue Bonds (C.C. Young Memorial Home
                   Project), Series 1996, 6.375%, 2/15/20

  2,895,000      Port of Bay City Authority of Matagorda County, Texas, Revenue Bonds      5/06 at 102           A+       3,133,577
                   (Hoechst Celanese Corporation Project), Series 1996, 6.500%, 5/01/26

-----------------------------------------------------------------------------------------------------------------------------------
                 Utah - 0.7%

  2,000,000      Carbon County, Utah, Solid Waste Disposal Refunding Revenue Bonds         2/05 at 102         BBB+       2,306,139
                   (Laidlaw Inc./ECDC Environmental, L.C. Project), 1995 Series A,
                   7.500%, 2/01/10

-----------------------------------------------------------------------------------------------------------------------------------
                 Virginia - 1.2%

  2,000,000      Industrial Development Authority of the County of Hanover, Hospital      No Opt. Call          AAA       2,302,139
                   Revenue Bonds, Series 1995 (Memorial Regional Medical Center Project
                   at Hanover Medical Park), 6.375%, 8/15/18

  1,250,000      Southeastern Public Service Authority of Virginia, Senior Revenue         7/03 at 102           A-       1,288,749
                   Bonds, Series 1993 (Regional Solid Waste System), 6.000%, 7/01/13

Portfolio of Investments
Nuveen Flagship All-American Municipal Bond Fund (continued)
April 30, 1998


  Principal                                                                                 Optional Call                     Market
     Amount     Description                                                                   Provisions*    Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington D.C. - 0.5%
$ 1,480,000     District of Columbia, University Revenue Bonds (Georgetown                    4/99 at 102           A+   $1,546,836
                  University Issue), Series 1990B, 7.150%, 4/01/21
------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.2%

    500,000     Mason County, West Virginia, Pollution Control Revenue Bonds                  1/00 at 102         Baa1       527,364
                  (Appalachian Power Company Project), Series G, 7.400%, 1/01/14
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.3%

     840,000    Village of Fall Creek, Wisconsin Municipal Nursing Home Mortgage               7/99 at 100         N/R       873,338
                  Revenue Bonds, Series 1989, 9.875%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
$311,749,276    Total Investments - (cost $285,702,426) - 99.0%                                                          309,218,001
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       3,026,220
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                                                     $312,244,221
                ====================================================================================================================

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         (DD) Security purchased on a delayed delivery basis (note 1).

         (WI) Security purchased on a when-issued basis (note 1).

         N/R  Investment is not rated.



                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Intermediate Municipal Bond Fund
April 30, 1998

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 1.2%

   $  520,000  The Industrial Development Authority of the County of Pima, Single            5/07 at 102         AAA     $  538,918
                 Family Mortgage Revenue Refunding Bonds, Series 1997B, 5.850%, 5/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               California - 2.3%

    1,000,000  Sacramento Cogeneration Authority Cogeneration Project Revenue Bonds          7/05 at 102        BBB-      1,085,170
                 (Procter & Gamble Project), 1995 Series, 6.200%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 8.9%

    2,300,000  E-470 Public Highway Authority, Capital Improvement Trust Fund           8/05 at 95 29/32         Aaa      1,572,027
                 Highway Revenue Bonds, Senior Bonds, 0.000%, 8/31/06
                 (Pre-refunded to 8/31/05)

      500,000  Colorado Health Facilities Authority Revenue Bonds, Series 1995              12/05 at 102          A-        540,545
                 (Covenant Retirement Communities Inc.), 6.200%, 12/01/07

    1,000,000  City and County of Denver, Colorado, Airport System Revenue Bonds,           11/05 at 102         AAA      1,044,820
                 Series 1996B, 5.400%, 11/15/06

      900,000  Eagle County Air Terminal Corporation, Airport Terminal Project              No Opt. Call         N/R        956,727
                 Revenue Bonds, Series 1996, 6.750%, 5/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 0.7%

      335,000  Eastern Connecticut Resource Recovery Authority, Solid Waste                  1/03 at 102         BBB        338,554
                 Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
                 5.150%, 1/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               Delaware - 1.1%

      500,000  Delaware Economic Development Authority, First Mortgage Revenue               5/07 at 102         BBB        527,055
                 Bonds (Peninsula United Methodist Homes, Inc. Issue), Series 1997A,
                 6.100%, 5/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 5.5%

      275,000  State of Florida, Full Faith and Credit, Broward County Expressway           No Opt. Call         AA+        388,933
                 Authority Bonds, Series of 1984, 9.875%, 7/01/09

    1,000,000  Palm Beach County, Florida School Board, Certificates of                     No Opt. Call         AAA      1,075,620
                 Participation, Series A, 5.800%, 8/01/04

    1,000,000  Sanford, Florida, Airport Authority Industrial Development                   No Opt. Call         N/R      1,066,450
                 Revenue, Central Florida Terminals Inc. Project, Series A,
                 7.500%, 5/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 5.6%

    1,000,000  Illinois Health Facilities Authority Revenue Bonds, Series 1996              No Opt. Call          A-      1,068,230
                 (Mercy Hospital and Medical Center Project) 6.000%, 1/01/06

               Illinois Health Facilities Authority Revenue Bonds, Series 1998
               (Centegra Health System):
      500,000    5.500%, 9/01/09                                                             9/08 at 101          A-        513,765
      500,000    5.500%, 9/01/10                                                             9/08 at 101          A-        511,435

      500,000  Illinois Health Facilities Authority Revenue Bonds (Victory Health            8/07 at 101          A-        524,710
                 Service), Series 1997A, 5.750%, 8/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 2.2%

      500,000  Indiana Bond Bank Special Program Bonds, Series 1997 B                        2/07 at 102         AA-        530,405
                 (Hendricks County Redevelopment Authority, Pittboro Project),
                 5.750%, 2/01/08

      500,000  Indiana Health Facility Financing Authority, Variable Rate                   No Opt. Call         AA+        504,895
                 Hospital Revenue Bonds (Charity Obligated Group - Daughters of
                 Charity National Health System), Series 1997D, 5.000%, 11/01/26

Portfolio of Investments
Nuveen Flagship Intermediate Municipal Bond Fund (continued)
April 30, 1998

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Kansas - 1.0%

   $  420,000  Lenexa, Kansas, Multifamily Housing Revenue Refunding, Barrington Park        2/03 at 102          AA     $  441,668
                 Apartments Project, Series 1993A, 6.200%, 2/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 5.0%

    1,165,000  Kentucky Infrastructure Authority, Governmental Agencies Program Revenue      8/05 at 102           A      1,236,764
                 Refunding Bonds, 1995 Series H, 5.600%, 8/01/06

    1,000,000  McCracken County, Kentucky, Hospital Revenue Refunding, Mercy Health         No Opt. Call         AAA      1,088,750
                 System, Series A, 6.100%, 11/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.6%

      265,000  Louisiana Public Facilities Authority, Student Loan Revenue Bonds,            9/02 at 102         Aaa        280,775
                 6.600%, 3/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 1.1%

      500,000  Maryland Health and Higher Educational Facilities Authority, Refunding        1/07 at 102          A-        528,635
                 Revenue Bonds, Pickersgill Issue, Series 1997A, 5.750%, 1/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 5.3%

               Massachusetts Health and Educational Facilities Authority, Revenue
               Bonds, Dana-Farber Cancer Institute Issue, Series G-1:
      500,000    6.500%, 12/01/05                                                           No Opt. Call          A1        556,005
      750,000    6.500%, 12/01/06                                                           12/05 at 102          A1        848,970

    1,000,000  Massachusetts Water Pollution Abatement Trust, Water Pollution                2/04 at 102         AA+      1,064,350
                 Abatement Revenue Bonds (SESD Loan Program), 1994 Series A,
                 5.700%, 2/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 8.7%

      750,000  Michigan Municipal Bond Authority, State Revolving Fund                      No Opt. Call         AA+        853,275
                 Revenue Bonds, Series 1994, 7.000%, 10/01/04

    1,000,000  Michigan State Hospital Finance Authority, Hospital Revenue                  No Opt. Call         BBB      1,068,000
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan),
                 Series 1995, 6.100%, 10/01/07

    1,000,000  Michigan State Hospital Finance Authority, Hospital Revenue and              No Opt. Call         BBB      1,022,240
                 Refunding Bonds (Genesys Regional Medical Center Obligated
                 Group), Series 1998A, 5.500%, 10/01/08

    1,000,000  County of Monroe, Michigan, Pollution Control Revenue Bonds                  No Opt. Call         AAA      1,095,510
                 (The Detroit Edison Company Project), Series A-1994,
                 6.350%, 12/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 1.5%

      300,000  Missouri State Health & Educational Facilities Authority, Health              2/07 at 102         N/R        309,912
                 Facilities Revenue Refunding, Lutheran Senior Services, 5.550%,
                 2/01/09

      350,000  The Industrial Development Authority of the City of St. Louis, Missouri,     12/02 at 102         N/R        379,992
                 Industrial Revenue Refunding Bonds (Kiel Center Multipurpose Arena
                 Project), Series 1992, 7.625%, 12/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 2.1%

    1,000,000  Energy America Natural Gas Revenue Note (Metropolitan Utility District       No Opt. Call         N/R        979,460
                 Project), Series 1997B, 5.700%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 1.1%

      500,000  New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA        525,570
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05
-----------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.2%

       80,000  New Mexico Educational Assistance Foundation Student Loan Revenue,           No Opt. Call         Aaa         84,947
                 Senior Series One, 6.300%, 12/01/02

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 13.2%

   $  500,000  Albany Housing Authority, City of Albany, New York, Limited Obligation       10/05 at 102        Baa1     $  516,260
                 Bonds, Series 1995, 5.700%, 10/01/06

      200,000  The City of New York, General Obligation Bonds, Fiscal 1996 Series G,        No Opt. Call          A3        211,104
                 5.750%, 2/01/06

      500,000  The City of New York, General Obligation Bonds, Fiscal 1997 Series B,         8/06 at 101          A3        528,380
                 5.700%, 8/15/07

       35,000  The City of New York, General Obligation Bonds, Fiscal 1993 Series F,         2/05 at 101       A3***         38,940
                 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

      665,000  The City of New York, General Obligation Bonds, Fiscal 1995 Series F,         2/05 at 101          A3        728,641
                 6.375%, 2/15/06

    1,000,000  Dormitory Authority of the State of New York, Mental Health Services          2/07 at 102          A-      1,078,600
                 Facilities Improvement Revenue Bonds, Series 1997A, 6.000%, 2/15/08

      750,000  New York State Housing Finance Agency, Health Facilities Revenue             No Opt. Call        BBB+        795,923
                 Refunding Bonds (New York City), 1996 Series A, 6.000%, 5/01/06

    1,000,000  The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         N/R      1,124,730
                 Series 4, KIAC Partners Project, 7.000%, 10/01/07

    1,000,000  The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         AAA      1,122,140
                 Series 6, JFK International Air Terminal LLC Project, 6.250%, 12/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 10.7%

               Cleveland-Cuyahoga County Port Authority, Subordinate Refunding Revenue
               Bonds, Series 1997 (Rock and Roll Hall of Fame and Museum Project):
      360,000    5.750%, 12/01/07                                                           No Opt. Call         N/R        381,190
      425,000    5.850%, 12/01/08                                                           No Opt. Call         N/R        453,675

    1,000,000  County of Franklin, Ohio, Hospital Refunding and Improvement Revenue         11/06 at 101          Aa      1,062,580
                 Bonds, 1996 Series A (The Childrens Hospital Project), 5.550%, 11/01/07

    1,000,000  County of Hamilton, Ohio, Hospital Facilities Revenue Bonds, Series          No Opt. Call         AAA      1,042,230
                 1993 (Childrens Hospital Medical Center), 5.200%, 5/15/09

      900,000  Miami County, Ohio, Hospital Facilities Revenue Refunding &                  No Opt. Call         BBB        966,051
                 Improvement, Upper Valley Medical Center, Series C, 6.000%, 5/15/06

    1,000,000  State of Ohio (Ohio Public Facilities Commission), Higher Education          No Opt. Call         AAA      1,073,290
                 Capital Facilities Bonds, Series II-1994B, 5.750%, 11/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 5.3%

               Pennsylvania Higher Educational Facilities Authority (Commonwealth of
               Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
      470,000    4.900%, 4/01/07                                                           No Opt. Call         BBB-        460,741
      495,000    4.950%, 4/01/08                                                           No Opt. Call         BBB-        484,580

      500,000  City of Philadelphia, Pennsylvania Gas Works Revenue Bonds, Fourteenth      No Opt. Call         Baa1        544,225
                 Series, 7.000%, 7/01/02

    1,500,000  Municipal Authority of Westmoreland County (Westmoreland County,            No Opt. Call          AAA        961,845
                 Pennsylvania), Municipal Service Revenue Bonds, Series of 1995A,
                 0.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 0.5%

      230,000  City of Myrtle Beach, South Carolina, Myrtle Beach Public Facilities        No Opt. Call           A3        242,599
                 Corporation, Certificates of Participation (City of Myrtle Beach
                 Convention Center Project), Series 1992, 6.750%, 7/01/02
-----------------------------------------------------------------------------------------------------------------------------------
               South Dakota - 1.2%

      550,000  Student Loan Finance Corporation (South Dakota), Student Loan Revenue       No Opt. Call           A+        569,151
                 Bonds, Series 1994A, 5.850%, 8/01/00
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 3.3%

      500,000  City of Clarksville, Tennessee, Hospital Revenue Refunding and              No Opt. Call         Baa1        525,740
                 Improvement Bonds, Series 1993 (Clarksville Memorial Hospital
                 Project), 6.000%, 7/01/03

Portfolio of Investments
Nuveen Flagship Intermediate Municipal Bond Fund (continued)
April 30, 1998


  Principal                                                                              Optional Call                       Market
     Amount      Description                                                               Provisions*      Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Tennessee (continued)

$   500,000      Memphis-Shelby County Airport Authority, Special Facilities Revenue      No Opt. Call            BBB    $  500,955
                   Refunding Bonds, Series 1997 (Federal Express Corporation),
                   5.350%, 9/01/12

    500,000      The Industrial Development Board of the Metropolitan Government of       No Opt. Call           BBB+       522,180
                   Nashville and Davidson County, Industrial Development Revenue
                   Refunding and Improvement Bonds (Osco Treatment), 6.000%, 5/01/03

-----------------------------------------------------------------------------------------------------------------------------------
                 Texas - 5.8%
    345,000      Brazos Higher Education Authority, Inc., Student Loan Revenue            No Opt. Call            Aaa       365,076
                   Refunding Bonds, Series 1993A-1, 6.200%, 12/01/02

  3,000,000      Goose Creek Consolidated Independent School District, Texas,             No Opt. Call            AAA     1,768,050
                   Unlimited Tax Refunding Bonds, Series 1993, 0.000%, 2/15/09

    535,000      Texas Department of Housing and Community Affairs, Multifamily           No Opt. Call              A       560,904
                   Housing Revenue Bonds (NHP-Foundation - Asmara Project) Series
                   1996A, 5.800%, 1/01/06

-----------------------------------------------------------------------------------------------------------------------------------
                 Utah - 0.6%
    290,000      Salt Lake County, Utah, College Revenue Bonds (Westminster College       10/07 at 101            BBB       283,065
                   of Salt Lake City Project), Series 1997, 5.200%, 10/01/09

-----------------------------------------------------------------------------------------------------------------------------------
                 Washington D.C. - 0.5%
    205,000      District of Columbia, University Revenue Bonds (American University      10/06 at 101            AAA       212,610
                   Issue), Series 1996, 5.375%, 10/01/08

-----------------------------------------------------------------------------------------------------------------------------------
                 Wisconsin - 1.6%
    750,000      Wisconsin Health and Educational Facilities Authority, Revenue           10/07 at 101            BBB       732,757
                   Bonds, Series 1998 (Carroll College, Inc. Project),
                   5.000%, 10/01/09

-----------------------------------------------------------------------------------------------------------------------------------
                 Wyoming - 0.5%
    200,000      State of Wyoming, Farm Loan Board, Capital Facilities Refunding          10/02 at 102            AA-       216,014
                   Revenue Bonds, Series 1992, 6.100%, 10/01/06
-----------------------------------------------------------------------------------------------------------------------------------
$45,315,000      Total Investments - (cost $42,614,695) - 97.3%                                                          45,227,308
===========      ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.7%                                                                     1,247,112
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $46,474,420
                 ==================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

***Securities are backed by an escrow or trust containing sufficient U.S.
   government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund
April 30, 1998

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 0.5%

   $  945,000  Alaska Industrial Development and Export Authority Revolving Fund Bonds,     No Opt. Call          A2     $  959,884
                 Series 1992A, 5.700%, 4/01/99

    1,250,000  Alaska Student Loan Corporation Student Loan Revenue Bonds, 1997 Series A,   No Opt. Call         AAA      1,269,863
                 5.200%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 0.5%

      250,000  Arizona Educational Loan Marketing Corporation, Educational Loan Revenue     No Opt. Call          Aa        263,310
                 Bonds, 6.125%, 9/01/02

    2,000,000  City of Tucson, Arizona, General Obligation Refunding Bonds, Series          No Opt. Call         AAA      2,103,600
                 1995, 5.375%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               California - 3.1%

    4,380,000  Central Joint Powers Health Financing Authority, Certificates of             No Opt. Call        Baa1      4,475,528
                 Participation, Series 1993 (Community Hospitals of Central California),
                 5.250%, 2/01/04

    1,250,000  Long Beach Aquarium of the Pacific Revenue Bonds (Aquarium of the Pacific    No Opt. Call         BBB      1,312,713
                 Project) 1995 Series A, 5.750%, 7/01/05

               Sacramento Cogeneration Authority Cogeneration Project Revenue Bonds
               (Procter & Gamble Project), 1995 Series:
    1,000,000    5.900%, 7/01/02                                                            No Opt. Call        BBB-      1,048,350
      500,000    6.000%, 7/01/03                                                            No Opt. Call        BBB-        530,430
      500,000    7.000%, 7/01/04                                                            No Opt. Call        BBB-        558,375

    4,800,000  Southern California Public Power Authority, Power Project Revenue Bonds,     No Opt. Call         AAA      5,113,728
                 1996 Subordinate Refunding, Series A (Palo Verde Project), 5.500%,
                 7/01/05

    1,500,000  Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A          No Opt. Call        BBB+      1,561,725
                 (Community Correctional Facility Acquisition Project), 5.500%, 1/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 5.0%

    9,000,000  E-470 Public Highway Authority, Capital Improvement Trust Fund,          8/05 at 95 29/32         Aaa      6,151,410
                 Highway Revenue Bonds, Senior Bonds, 0.000%, 8/31/06 (Pre-refunded to
                 8/31/05)

               City of Arvada, Colorado, Limited Sales and Use Tax Revenue Bonds,
               Series 1991:
      500,000    6.200%, 6/01/98                                                            No Opt. Call         N/R        500,940
      500,000    6.300%, 6/01/99                                                            No Opt. Call         N/R        512,860
      400,000    6.400%, 6/01/00                                                            No Opt. Call         N/R        417,888

    2,815,000  Colorado Health Facilities Authority Revenue Bonds, Series 1995              No Opt. Call          A-      2,938,128
                 (Covenant Retirement Communities Inc.), 5.650%,12/01/04

               Colorado Housing and Finance Authority, Single-Family Housing Revenue
               Refunding Bonds, 1991 Series A:
    1,515,000    0.000%, 11/01/01                                                           No Opt. Call         Aa1      1,245,754
    3,515,000    0.000%, 11/01/02                                                           No Opt. Call         Aa1      2,715,408

    6,475,000  City and County of Denver, Colorado, Airport System Revenue Bonds,           No Opt. Call         AAA      6,900,796
                 Series 1996 B, 5.750%, 11/15/04

    1,400,000  Eagle County, Air Terminal Corporation, Airport Terminal Project Revenue     No Opt. Call         N/R      1,488,242
                 Bonds, Series 1996, 6.750%, 5/01/06

      500,000  Hyland Hills Park and Recreation District, Adams County, Colorado Special    No Opt. Call         N/R        513,800
                 Revenue Refunding and Improvement Bonds, Series 1996A, 5.400%, 12/15/00

      200,000  University of Colorado, Certificates of Participation, Series D, Colorado    12/98 at 102       A2***        207,700
                 Association of School Boards (Lease Purchase Finance Program), 7.100%,
                 12/01/00 (Pre-refunded to 12/01/98)
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 3.2%

               City of Bridgeport, Connecticut, General Obligation Refunding Bonds,
               1996 Series A:
    4,650,000    5.250%, 9/01/04                                                            No Opt. Call         AAA      4,853,159
    1,000,000    6.000%, 9/01/05                                                            No Opt. Call         AAA      1,088,860

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 1998

 Principal                                                                                Optional Call                      Market
    Amount     Description                                                                  Provisions*     Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut (continued)

$2,800,000     State of Connecticut Health and Educational Facilities Authority,           No Opt. Call          BBB-    $2,909,620
                Revenue Bonds, Quinnipiac College Issue, Series D,
                5.625%, 7/01/03

 1,000,000     State of Connecticut Health and Educational Facilities Authority            No Opt. Call           BBB        993,430
                Revenue Bonds Hospital for Special Care Issue, Series B,
                5.125%, 7/01/07

               Connecticut Development Authority, First Mortgage Gross Revenue
                Health Care Project Refunding Bonds (Church Homes, Inc.,
                Congregational Avery Heights Project), 1997 Series:
   780,000      5.100%, 4/01/04                                                            No Opt. Call           BBB       789,298
 1,100,000      5.200%, 4/01/05                                                            No Opt. Call           BBB     1,114,938
 1,135,000      5.300%, 4/01/06                                                            No Opt. Call           BBB     1,152,910

   820,000     City of New Haven, Connecticut, General Obligation Bonds,                   No Opt. Call           AAA       908,002
                Issue of 1992, 9.250%, 3/01/02

               City of New Haven, Connecticut, General Obligation Bonds,
                Series 1992B:
   285,000      5.900%, 12/01/98                                                           No Opt. Call           AAA       288,483
   340,000      5.900%, 12/01/98                                                           No Opt. Call          Baa1       343,910

   650,000     Town of Stratford, Connecticut General Obligation Bonds,                    No Opt. Call           N/R       666,276
                6.900%, 3/01/99
-----------------------------------------------------------------------------------------------------------------------------------
               Florida -- 2.0%

 1,000,000     Dade County, Florida, Aviation Revenue Bonds (Series U),                    No Opt. Call           Aa3     1,010,460
                6.400%, 10/01/98
   450,000     North Springs Improvement District (Broward County, Florida), Water         No Opt. Call           N/R       473,639
                and Sewer Revenue Bonds, Series 1991, 7.900%, 10/01/01

 4,940,000     Housing Finance Authority of Polk County (Florida), Multifamily              7/05 at 101           AAA     5,122,237
                Housing Revenue Bonds (Winter Oaks Apartments Project),
                Series 1997A, 5.250%, 7/01/22

 2,625,000     Sanford, Florida, Airport Authority Industrial Development Revenue,         No Opt. Call           N/R     2,757,851
                Central Florida Terminals Inc. Project A, 7.300%, 5/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia -- 0.7%

 3,000,000     City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,       No Opt. Call           AAA     3,360,510
                Series 1996, 6.500%, 1/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois  -- 3.0%

   360,000     DeKalb, Illinois, Home Rule Units Single Family Mortgage Revenue Bonds      No Opt. Call           Aaa       368,402
                (GNMA Mortgage-Backed Securities Program), Series 1991 A,
                6.700%, 12/01/99

   970,000     Illinois Health Facilities Authority Revenue, Refunding, Galesburg          No Opt. Call            AA       992,562
                Cottage Hospital, 5.400%, 5/01/00

 1,500,000     Illinois Health Facilities Authority Revenue Refunding Bonds (Sarah         No Opt. Call            A-     1,556,610
                Bush Lincoln Health Center), Series 1996B, 5.500%, 2/15/06

               Illinois Health Facilities Authority Revenue Bonds (Victory Health
                Service), Series 1997A:
   945,000      5.000%, 8/15/05                                                            No Opt. Call            A-       950,377
   995,000      5.000%, 8/15/06                                                            No Opt. Call            A-       995,259
 1,045,000      5.750%, 8/15/07                                                            No Opt. Call            A-     1,098,232
   605,000      5.750%, 8/15/08                                                             8/07 at 101            A-       634,899

 1,550,000     Illinois Health Facilities Authority, Revenue Bonds, ServantCor,             8/99 at 102        N/R***     1,647,619
                Series 1989B, 7.500%, 8/15/01 (Pre-refunded to 8/15/99)

   325,000     Illinois Health Facilities Authority Revenue Bonds, The Carle               No Opt. Call           AAA       331,107
                Foundations, Series 1989C, 6.700%, 1/01/99

   735,000     Illinois Health Facilities Authority Revenue Bonds, Series 1996             No Opt. Call            A-       760,512
                (Mercy Hospital and Medical Center Project), 5.600%, 1/01/02

 3,000,000     State of Illinois, General Obligation Bonds, Series of March 1992           10/02 at 102            AA     3,242,070
                (Full Faith and Credit), 6.200%, 10/01/04

 1,530,000     Village of Romeoville, Will County, Illinois, General Obligation            No Opt. Call           N/R     1,593,709
                Working Cash Bonds, Series 1991F, 7.850%, 1/01/01

24

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 0.8%

               Indiana Bond Bank Special Program Bonds, Series 1997 B (Hendricks County
               Redevelopment Authority, Pittboro Project):
  $ 1,525,000    5.250%, 2/01/03                                                            No Opt. Call         AA-     $1,567,761
    1,075,000    5.400%, 2/01/04                                                            No Opt. Call         AA-      1,115,485

    1,250,000  Valparaiso Multi-School Building Corporation (Porter County, Indiana),
                 First Mortgage Bonds, Series 1992, 6.100%, 7/01/01                         No Opt. Call         AAA      1,316,809
-----------------------------------------------------------------------------------------------------------------------------------
               Iowa - 0.5%

               Iowa Student Loan Liquidity Corporation, Iowa Partnership Loan Revenue
               Bonds, 1992 Series:
      600,000    5.850%, 7/01/99                                                            No Opt. Call           A        610,728
      325,000    6.000%, 7/01/00                                                            No Opt. Call           A        333,726
      600,000    6.100%, 7/01/01                                                            No Opt. Call           A        621,420
      650,000    6.200%, 7/01/02                                                            No Opt. Call           A        680,316
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 8.5%

    3,180,000  County of Christian, Kentucky, Hospital Revenue and Refunding Bonds,         No Opt. Call          A-      3,325,453
                 Series 1997A, Jennie Stuart Medical Center, 5.500%, 7/01/06

               City of Jeffersontown, Kentucky, Public Projects Refunding and
               Improvements, Certificates of Participation:
      235,000    4.650%, 11/01/02                                                           No Opt. Call           A        237,691
      520,000    4.750%, 11/01/03                                                           No Opt. Call           A        528,554

               Kenton County, Water District No. 1, Water District Revenue Bonds,
               Series 1995B:
      475,000    5.600%, 2/01/03                                                            No Opt. Call         AAA        500,151
      500,000    5.600%, 2/01/05                                                            No Opt. Call         AAA        531,385

               Kentucky Development Finance Authority, Sisters of Charity of Nazareth
               Health Corporation, Revenue Refunding Bonds, Series 1991:
    1,280,000    5.750%, 11/01/98                                                           No Opt. Call          A+      1,291,558
    1,330,000    6.000%, 11/01/01                                                           No Opt. Call          A+      1,397,418
    2,720,000    6.600%, 11/01/06                                                           11/01 at 102          A+      2,942,387

               Kentucky Economic Development Finance Authority, Hospital System
               Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
               Regional Healthcare, Inc. Project):
    2,540,000    5.200%, 10/01/04                                                           No Opt. Call         BBB      2,559,177
    2,670,000    5.300%, 10/01/05                                                           No Opt. Call         BBB      2,692,668
    1,315,000    5.400%, 10/01/06                                                           No Opt. Call         BBB      1,330,898

    1,460,000  Kentucky Higher Education Student Loan Corporation, Insured Student          No Opt. Call         Aaa      1,583,195
                 Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03

      180,000  Kentucky Infrastructure Authority Revenue Refunding, Wastewater Revolving    No Opt. Call           A        186,831
                 Fund Program, Series C, 5.300%, 6/01/03

               Kentucky Infrastructure Authority, Governmental Agencies Program Revenue
               Refunding Bonds, 1995 Series H:
    1,945,000    5.300%, 8/01/03                                                            No Opt. Call           A      2,020,622
      675,000    5.400%, 8/01/04                                                            No Opt. Call           A        707,738
    1,000,000    5.500%, 8/01/05                                                            No Opt. Call           A      1,054,890

    1,000,000  The Turnpike Authority of Kentucky, Resource Recovery Road Revenue           No Opt. Call          A+      1,298,200
                 Refunding Bonds, 1985 Series A, 9.625%, 7/01/05

               Regional Airport Authority of Louisville and Jefferson County, Kentucky,
               Airport System Revenue Bonds, 1997 Series A:
    1,375,000    5.750%, 7/01/00                                                            No Opt. Call         AAA      1,418,230
      455,000    5.750%, 7/01/01                                                            No Opt. Call         AAA        473,296
    1,535,000    5.750%, 7/01/02                                                            No Opt. Call         AAA      1,609,770

    3,225,000  Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of Cities     No Opt. Call          Aa      3,370,190
                 Funding Program), Series 1993A, 5.625%, 3/01/03

   10,800,000  City of Owensboro, Kentucky, Electric Light and Power System Revenue Bonds,  No Opt. Call         AAA      8,396,352
                 Series 1993A, 0.000%, 1/01/04

      270,000  County of Warren, Kentucky, Hospital Revenue Bonds, Series 1998 (Bowling      4/08 at 101         AAA        275,473
                 Green-Warren County Community Hospital Corporation), 5.000%, 4/01/06

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 1998

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.9%
   $6,000,000  Parish of East Baton Rouge, State of Louisiana, Pollution Control            No Opt. Call          A+     $6,225,780
                 Refunding Revenue Bonds (Hoechst Celanese Corporation Project),
                 Series 1993, 5.400%, 12/01/02

    1,215,000  Louisiana Public Facilities Authority, Hospital Revenue Bonds (Our           No Opt. Call         AAA      1,230,382
                 Lady of Lourdes Regional Medical Center Project), Series 1992,
                 4.900%, 2/01/00

    1,170,000  Louisiana Public Facilities Authority, Hospital Revenue Bonds (Womans        No Opt. Call          A3      1,237,100
                 Hospital Foundation Project), Series 1992, 6.750%, 10/01/02

    2,500,000  Louisiana Offshore Terminal Authority, Deepwater Port Refunding              No Opt. Call           A      2,639,475
                 Revenue Bonds (LOOP INC. Project) First Stage, Series 1992B, 6.100%,
                 9/01/02

               Office Facilities Corporation, A Louisiana Not-for-Profit Corporation,
               Capital Facilities, Series 1990:
      400,000    7.250%, 12/01/99                                                           No Opt. Call        BBB+        419,184
      770,000    7.350%, 12/01/00                                                           No Opt. Call        BBB+        826,487

               Ouachita Parish, Louisiana, Hospital Service District No. 1 Revenue,
               Glenwood Regional Medical Center:
      440,000    7.000%, 7/01/98                                                            No Opt. Call           A        442,143
      425,000    7.000%, 7/01/99                                                            No Opt. Call           A        439,616
      300,000    7.250%, 7/01/00                                                            No Opt. Call           A        318,600
-----------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.4%

    1,615,000  Maine Educational Loan Marketing Corporation, Series 1992, Student            5/02 at 101           A      1,710,107
                 Loan Revenue Refunding Bonds, Subordinate Series 1, 6.600%, 5/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 1.3%

               Maryland Energy Financing Administration Limited Obligation Solid Waste
               Disposal Revenue Bonds (Wheelabrator Water Technologies Baltimore L.L.C.
               Projects) 1996 Series:
    2,280,000    5.650%, 12/01/03                                                           No Opt. Call          A-      2,388,300
    1,000,000    5.850%, 12/01/05                                                           No Opt. Call          A-      1,064,420

    2,400,000  Northeast Maryland Waste Disposal Authority, Resource Recovery Revenue       No Opt. Call         AAA      2,705,856
                 Refunding Bonds (Southwest Resource Recovery Facility), Series 1993,
                 7.150%, 1/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 5.0%

      265,000  City of Brockton, Massachusetts, General Obligation Bonds, 5.350%, 6/15/00   No Opt. Call          A-        270,682

               Massachusetts Educational Financing Authority, Education Loan Revenue
               Bonds, Issue E, Series 1995:
      875,000    5.500%, 7/01/01                                                            No Opt. Call         AAA        895,073
    2,680,000    5.700%, 7/01/04                                                            No Opt. Call         AAA      2,788,996

               Massachusetts Educational Financing Authority, Education Loan Revenue
               Bonds, Issue E, Series 1997B:
    1,970,000    5.250%, 7/01/06                                                            No Opt. Call         AAA      2,031,208
    2,775,000    5.350%, 7/01/07                                                             7/06 at 102         AAA      2,875,483

               Massachusetts Municipal Wholesale Electric Company, Power Supply System
               Revenue Bonds, 1992 Series A:
    2,635,000    6.300%, 7/01/00                                                            No Opt. Call         Aaa      2,751,204
    3,800,000    6.300%, 7/01/00                                                            No Opt. Call         AAA      3,967,580

    1,000,000  The Commonwealth of Massachusetts, General Obligation Refunding Bonds,       No Opt. Call         AA-      1,027,290
                 Series 1992A, 6.100%, 8/01/99

    1,000,000  Massachusetts Convention Center Authority, Hynes Convention Center           No Opt. Call         Aa3      1,006,680
                 Refunding Bonds, Series 1992, 5.900%, 9/01/98

               City of New Bedford, Massachusetts, General Obligation Landfill Closure
               Bonds, Series 1993:
      600,000    5.250%, 3/01/00                                                            No Opt. Call        Baa3        610,242
      600,000    5.400%, 3/01/01                                                            No Opt. Call        Baa3        614,304
      600,000    5.500%, 3/01/02                                                            No Opt. Call        Baa3        619,542

    2,500,000  The New England Education Loan Marketing Corporation, Student Loan           No Opt. Call          A1      2,592,625
                 Refunding Bonds, 1993 Series E, 5.625%, 7/01/04

      415,000  City of Springfield, Massachusetts, General Obligation Refunding             No Opt. Call           A        424,126
                 Bonds, Series 1992A, 5.800%, 9/01/99

               City of Springfield, Massachusetts, General Obligation School Project
               Loan, Act of 1948 Bonds, Series B:
      815,000    5.800%, 9/01/99                                                            No Opt. Call        Baa3        831,854
      250,000    6.100%, 9/01/02                                                            No Opt. Call        Baa3        264,470

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 6.3%

   $3,315,000  The Economic Development Corporation of the City of Detroit, Resource        No Opt. Call         AAA     $3,446,274
                 Recovery Revenue Bonds, Series 1991A, 6.350%, 5/01/00

    3,000,000  Greater Detroit Resource Recovery Authority, Michigan, Resource              No Opt. Call         AAA      3,166,410
                 Revenue Refunding Bonds, Series 1996-A, 5.500%, 12/13/04

      650,000  City of Madison Heights Tax Increment Finance Authority, Michigan,           No Opt. Call         N/R        695,045
                 Revenue Bonds Series 1991, 8.500%, 3/15/01

      900,000  Michigan Higher Education Student Loan Authority, Student Loan               No Opt. Call         AAA        934,785
                 Revenue Bonds, Series XII-E, 6.375%, 10/01/00

    2,000,000  Michigan Higher Education Student Loan Authority, Alternative Minimum        No Opt. Call         Aa1      2,041,140
                 Tax, 5.400%, 9/01/00

    2,700,000  Michigan State Hospital Finance Authority (Michigan), Hospital               No Opt. Call         AAA      2,768,067
                 Revenue Refunding Bonds (St. John Hospital), Series 1993A, 5.400%,
                 5/15/00

    3,075,000  Michigan State Hospital Finance Authority, Hospital Revenue Refunding        No Opt. Call         BBB      3,136,408
                 Bonds (Gratiot Community Hospital, Alma, Michigan), Series 1995,
                 5.300%, 10/01/01

    1,000,000  Michigan State Hospital Finance Authority, Revenue Refunding Bonds           No Opt. Call         AA-      1,083,700
                 (Mercy Health Services Obligated Group), 1997 Series T, 6.000%, 8/15/06

    1,505,000  Michigan State Hospital Finance Authority, Hospital Revenue and              No Opt. Call         BBB      1,538,471
                 Refunding Bonds (Genesys Regional Medical Center Obligated Group),
                 Series 1998A, 5.500%, 10/01/08

               Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
               1995 Series B:
    3,085,000    5.450%, 4/01/05                                                            No Opt. Call         AAA      3,224,103
    3,325,000    5.450%, 10/01/05                                                            6/05 at 102         AAA      3,484,002

    4,095,000  Pontiac, Michigan, Hospital Finance Authority, Hospital Revenue               8/00 at 100        BBB-      4,175,385
                 Refunding, NOMC Obligation Group, 5.800%, 8/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.6%

               Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding
               Bonds, Series 1995 (Mississippi Baptist Medical Center):
    1,690,000    5.350%, 5/01/03                                                            No Opt. Call         AAA      1,756,552
    1,000,000    5.400%, 5/01/04                                                            No Opt. Call         AAA      1,046,350
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 0.6%

               Missouri State Health & Educational Facilities Authority, Health
               Facilities Revenue Refunding, Lutheran Senior Services:
      500,000    5.200%, 2/01/04                                                            No Opt. Call         N/R        508,030
      600,000    5.300%, 2/01/05                                                            No Opt. Call         N/R        614,478
      600,000    5.400%, 2/01/06                                                            No Opt. Call         N/R        612,708
      700,000    5.500%, 2/01/07                                                            No Opt. Call         N/R        718,270

      510,000  The City of St. Louis, Missouri Regional Convention and Sports               No Opt. Call         N/R        532,848
                 Complex Authority Convention and Sports Facility Project Bonds,
                 Series C of 1991, 7.750%, 8/15/01
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 1.0%

    5,000,000  Energy America, Natural Gas Revenue Bonds (Nebraska Public Gas Agency        No Opt. Call         N/R      4,901,400
                 Project), Series 1998B, 5.450%, 4/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.5%

      505,000  New Hampshire Higher Educational And Health Facilities Authority,            No Opt. Call           A        537,886
                 Hospital Revenue Bonds, St. Joseph Hospital Issue, Series 1991,
                 7.250%, 1/01/01

               New Hampshire Housing Finance Authority, Single Family Residential
               Mortgage Bonds, 1991 Series D:
      330,000    6.200%, 1/01/99                                                            No Opt. Call          Aa        333,584
      325,000    6.350%, 1/01/00                                                            No Opt. Call          Aa        333,346
      325,000    6.450%, 1/01/01                                                            No Opt. Call          Aa        337,188

      890,000  New Hampshire Housing Finance Authority, Multi-Family Housing                No Opt. Call          A1        892,706
                 Revenue Refunding Bonds, 1991 Series 1, 6.300%, 7/01/98

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 1998

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 6.4%

   $2,730,000  New Jersey Economic Development Authority Electric Energy Facility           No Opt. Call         N/R     $2,776,328
                 Revenue Bonds (Vineland Cogeneration Limited Partnership Project),
                 Series 1992, 6.750%, 6/01/99

               New Jersey Health Care Facilities Financing Authority, Revenue and
               Refunding Bonds, Capital Health System Obligated Group, Series 1997:
    1,745,000    4.700%, 7/01/04                                                            No Opt. Call          A-      1,737,601
    1,885,000    5.000%, 7/01/05                                                            No Opt. Call          A-      1,898,987
    1,665,000    5.000%, 7/01/06                                                            No Opt. Call          A-      1,668,763
    1,620,000    5.000%, 7/01/07                                                            No Opt. Call          A-      1,616,938

               New Jersey Health Care Facilities Financing Authority, Bayonne Hospital
               Obligated Group, Revenue Bonds, Series 1994:
      860,000    5.750%, 7/01/00                                                            No Opt. Call         AAA        888,639
    1,000,000    5.800%, 7/01/01                                                            No Opt. Call         AAA      1,044,812
      790,000    5.900%, 7/01/02                                                            No Opt. Call         AAA        834,860

               New Jersey Economic Development Authority, First Mortgage Revenue Bonds
               (Franciscan Oaks Project), Series 1997:
    1,420,000    5.300%, 10/01/05                                                           No Opt. Call         N/R      1,432,056
      830,000    5.400%, 10/01/06                                                           No Opt. Call         N/R        840,035

    4,300,000  New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA      4,519,902
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

               New Jersey Educational Facilities Authority, Stevens Institute of
               Technology Issue Revenue Bonds, 1992 Series A:
    1,155,000    6.000%, 7/01/99                                                            No Opt. Call          A-      1,181,657
    1,275,000    6.100%, 7/01/00                                                            No Opt. Call          A-      1,322,902
      995,000    6.200%, 7/01/01                                                            No Opt. Call          A-      1,046,919
    1,165,000    6.300%, 7/01/02                                                            No Opt. Call          A-      1,243,509

               New Jersey Higher Educational Facilities Authority, Higher Educational
               Facilities Revenue Bonds, Saint Peters College, Issue 1992 Series B:
      295,000    6.100%, 7/01/00                                                            No Opt. Call         BBB        305,959
      355,000    6.200%, 7/01/01                                                            No Opt. Call         BBB        373,417

    4,995,000  New Jersey Wastewater Treatment Trust, Wastewater Treatment Insured          No Opt. Call         AAA      5,511,083
                 Refunding Bonds, Series 1996C, 6.250%, 5/15/05
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 16.7%

               Albany Housing Authority, City of Albany, New York, Limited Obligation
               Bonds, Series 1995:
      500,000    5.100%, 10/01/01                                                           No Opt. Call        Baa1       508,930
      700,000    5.250%, 10/01/02                                                           No Opt. Call        Baa1       715,316
      750,000    5.400%, 10/01/03                                                           No Opt. Call        Baa1       771,113
      750,000    5.500%, 10/01/04                                                           No Opt. Call        Baa1       770,963
    1,000,000    5.600%, 10/01/05                                                           No Opt. Call        Baa1     1,029,590
      500,000    5.700%, 10/01/06                                                           10/05 at 102        Baa1       516,260
      700,000    5.850%, 10/01/07                                                           10/05 at 102        Baa1       718,872

               City of Jamestown, Chautauqua County, New York, Public Improvement
               (Serial) Bonds, 1991 Series A:
      150,000    7.000%, 3/15/04                                                            No Opt. Call        Baa2       167,726
      750,000    7.000%, 3/15/05                                                            No Opt. Call        Baa2       846,765

    1,000,000  Metropolitan Transportation Authority (New York), Transit Facilities         No Opt. Call        BBB+     1,075,170
                 Service Contract Bonds, Series N, 6.625%, 7/01/02

    1,280,000  The City of New York (New York), General Obligation Bonds, Fiscal         5/98 at 101 1/2         Aaa     1,361,805
                 1988 Series A, 8.250%, 11/01/99

    2,750,000  New York City General Obligation Bonds, Fiscal 1991 Series B,                No Opt. Call          A3     3,351,205
                 8.250%, 6/01/06

    1,000,000  The City of New York, General Obligation Bonds, Fiscal 1996 Series E,        No Opt. Call          A3     1,089,200
                 6.500%, 2/15/04

               The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
    3,000,000    5.700%, 2/01/03                                                            No Opt. Call          A3     3,139,590
      500,000    5.750%, 2/01/06                                                            No Opt. Call          A3       527,760

    3,000,000  The City of New York, General Obligation Bonds, Fiscal 1997 Series H,        No Opt. Call          A3     3,109,110
                 5.400%, 8/01/04

    4,000,000  The City of New York, General Obligation Bonds, Fiscal 1995 Series F,        No Opt. Call         Aaa     4,254,160
                 6.100%, 2/15/02



    Principal                                                                           Optional Call                      Market
       Amount     Description                                                             Provisions*    Ratings**          Value
---------------------------------------------------------------------------------------------------------------------------------
                  New York (continued)
                  The City of New York, General Obligation Bonds, Fiscal 1997
                  Series I:
$   5,000,000        5.625%, 4/15/05                                                     No Opt. Call           A3     $5,235,450
    5,000,000        6.000%, 4/15/09                                                      4/07 at 101           A3      5,378,250

    1,000,000     Dormitory Authority of the State of New York, State University          5/00 at 102          A--      1,075,980
                   Educational Facilities Revenue Bonds, Series 1990A, 7.400%,
                   5/15/01

    4,155,000     Dormitory Authority of the State of New York, Revenue Bonds,           No Opt. Call         BBB+      4,286,298
                   City University Issue, Series U, 5.875%, 7/01/00

    2,900,000     Dormitory Authority of the State of New York, Department of            No Opt. Call         BBB+      3,088,732
                   Health of the State of New York, Refunding Bonds, 1990 Issue,
                   6.750%, 7/01/01

                  Dormitory Authority of the State of New York, State University
                  Educational Facilities Revenue Bonds, Series 1995A:
    6,500,000       5.250%, 5/15/01                                                      No Opt. Call          A--      6,660,225
    2,000,000       6.500%, 5/15/05                                                      No Opt. Call          A--      2,211,760

    1,000,000     Dormitory Authority of the State of New York, State University          5/99 at 102       A--***      1,051,020
                   Educational Facilities, Revenue Bonds, Series 1989A, 7.000%,
                   5/15/02 (Pre-refunded to 5/15/99)

                  Dormitory Authority of the State of New York, NYACK Hospital,
                   Revenue Bonds, Series 1996:
    1,000,000       5.500%, 7/01/00                                                      No Opt. Call          Baa      1,015,730
    1,000,000       6.000%, 7/01/06                                                      No Opt. Call          Baa      1,061,840

    3,315,000     Dormitory Authority of the State of New York City, University          No Opt. Call         BBB+      3,525,005
                   System Revenue Bonds, 1996 Series 2, 6.000%, 7/01/04

    5,000,000     New York State Housing Finance Agency, Health Facilities               No Opt. Call         BBB+      5,277,450
                   Revenue Bonds, (New York City), 1996 Series A Refunding,
                   5.875%, 5/01/04

      615,000     New York State Medical Care Facilities Finance Agency, Mental           6/98 at 102          A--        629,336
                   Health Services, Facilities Improvement Revenue Bonds, Series
                   1987A, 8.250%, 2/15/99

                  New York State Urban Development Corporation, Project Revenue
                  Bonds (Center for Industrial Innovation), 1995 Refunding
                  Series:
    2,405,000       5.300%, 1/01/04                                                      No Opt. Call         BBB+      2,463,898
    1,265,000       6.250%, 1/01/05                                                      No Opt. Call         BBB+      1,361,064

      695,000     New York State Urban Development Corporation, Correctional             No Opt. Call         BBB+        706,912
                   Facilities Revenue Bonds, Series G, 6.500%, 1/01/99

    1,000,000     New York State Urban Development Corporation, Correctional             No Opt. Call         BBB+      1,021,650
                   Capital Facilities Revenue Bonds, 1993 Refunding Series,
                   5.250%, 1/01/02

                  Onondaga County, Resource Recovery Agency, System Revenue
                  Bonds (Development Costs-1992 Series):
      570,000       5.900%, 5/01/98                                                      No Opt. Call         Baa1        570,011
      480,000       6.100%, 5/01/99                                                      No Opt. Call         Baa1        485,678
      630,000       6.200%, 5/01/00                                                      No Opt. Call         Baa1        644,156

    3,700,000     The Port Authority of New York and New Jersey, Special Project         No Opt. Call          N/R      4,161,501
                   Bonds, Series 4, KIAC Partners Project, 7.000%, 10/01/07

    3,035,000     The Port Authority of New York and New Jersey, Special Project         No Opt. Call          AAA      3,289,212
                   Bonds, Series 6, JFK International Air Terminal LLC Project,
                   6.000%, 12/01/05
---------------------------------------------------------------------------------------------------------------------------------
                  North Carolina -- 1.2%

    5,475,000     North Carolina Municipal Power Agency Number 1, Catawba                 1/03 at 102          A--      5,820,035
                   Electric Revenue Bonds, Series 1992, 6.000%, 1/01/05
---------------------------------------------------------------------------------------------------------------------------------
                  Ohio -- 7.2%

                  City of Barberton, Ohio, Hospital Facilities Revenue Bonds,
                  Series 1992 (The Barberton Citizens Hospital Company Project):
      500,000       6.250%, 1/01/99                                                      No Opt. Call            A        508,005
      750,000       6.400%, 1/01/00                                                      No Opt. Call            A        778,185
      500,000       6.550%, 1/01/01                                                      No Opt. Call            A        528,500


Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 1998

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio (continued)

               City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series 1991,
               (Guernsey Memorial Hospital Project):
   $  545,000    7.500%, 12/01/98                                                           No Opt. Call         BBB     $  555,922
      595,000    7.650%, 12/01/99                                                           No Opt. Call         BBB        625,678
      640,000    7.750%, 12/01/00                                                           No Opt. Call         BBB        691,021
      680,000    7.850%, 12/01/01                                                           No Opt. Call         BBB        750,910

               Cleveland-Cuyahoga County Port Authority Subordinate Refunding Revenue
               Bonds, Series 1997 (Rock and Roll Hall of Fame and Museum Project):
      850,000    5.000%, 12/01/01                                                           No Opt. Call         N/R        863,617
    1,000,000    5.100%, 12/01/02                                                           No Opt. Call         N/R      1,020,010
      750,000    5.350%, 12/01/04                                                           No Opt. Call         N/R        774,735
      335,000    5.600%, 12/01/06                                                           No Opt. Call         N/R        350,782

      260,000  County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds, Series       No Opt. Call         N/R        270,795
                 1990 (Altenheim Project), 8.750%, 6/01/99

               County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System),
               Series 1995:
      500,000    5.750%, 8/15/00                                                            No Opt. Call         AAA        518,035
      795,000    5.850%, 8/15/01                                                            No Opt. Call         AAA        834,003
      735,000    5.950%, 8/15/02                                                            No Opt. Call         AAA        781,209

    1,175,000  County of Erie, Ohio Hospital Improvement and Refunding Revenue Bonds,       No Opt. Call           A      1,191,991
                 Series 1992 (Firelands Community Hospital Project), 6.100%, 1/01/99

               County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1991
               (Flower Memorial Hospital):
      700,000    7.200%, 12/01/98                                                           No Opt. Call         N/R        713,615
      685,000    5.500%, 12/01/99                                                           No Opt. Call         N/R        701,282

               County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1993
               (Flower Hospital):
      370,000    5.800%, 12/01/01                                                           No Opt. Call         N/R        387,682
      790,000    5.900%, 12/01/02                                                           No Opt. Call         N/R        837,250
      435,000    6.000%, 12/01/03                                                           No Opt. Call         N/R        467,003

    5,195,000  County of Lucas, Ohio, Hospital Revenue Refunding Bonds, Series 1996         No Opt. Call         AAA      5,650,498
                 (ProMedica Healthcare Obligated Group), 6.000%, 11/15/05

    1,000,000  Miami County Ohio Hospital Facilities Revenue, Refunding & Improvement,      No Opt. Call         BBB      1,073,390
                 Upper Valley Medical Center, Series C, 6.000%, 5/15/06

    1,040,000  State of Ohio, State Economic Development Revenue Bonds (Ohio                 6/98 at 102          A-      1,063,348
                 Enterprise Bond Fund), Series 1991-2 and Series 1991-3 (Superior Forge
                 & Steel Corporation), 7.250%, 6/01/01

    3,825,000  State of Ohio, Elementary and Secondary Education Capital Facilities         No Opt. Call         AAA      4,023,556
                 Bonds, Series 1995A, 5.700%, 6/01/02

               County of Sandusky, Ohio, Hospital Facilities Revenue Refunding Bonds
               Series 1998 (Memorial Hospital):
      910,000    4.500%, 1/01/01                                                            No Opt. Call        BBB-        903,967
    1,030,000    4.600%, 1/01/02                                                            No Opt. Call        BBB-      1,021,544
    1,375,000    4.700%, 1/01/03                                                            No Opt. Call        BBB-      1,362,034
    1,460,000    4.800%, 1/01/04                                                            No Opt. Call        BBB-      1,445,999
    1,030,000    4.900%, 1/01/05                                                            No Opt. Call        BBB-      1,019,607
      830,000    5.000%, 1/01/06                                                            No Opt. Call        BBB-        821,360
      500,000    5.050%, 1/01/07                                                            No Opt. Call        BBB-        493,925
      750,000    5.100%, 1/01/09                                                             1/08 at 102        BBB-        733,478

      225,000  County of Shelby, Ohio, Hospital Facilities Revenue Refunding and            No Opt. Call         BBB        226,604
                 Improvement Bonds, Series 1992 (The Shelby County Memorial Hospital
                 Association), 6.100%, 9/01/98
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.7%

    3,120,000  Oklahoma Industries Authority, Hospital Revenue Bonds (Deaconess Health      No Opt. Call         BBB      3,161,527
                 Care Corporation Project), Series 1997A, 5.250%, 10/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 9.9%

    5,000,000  County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,          No Opt. Call         AAA      5,235,150
                 Series 1997A (Pittsburgh International Airport), 5.500%, 1/01/05

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania (continued)

               Allegheny County Hospital Development Authority (Allegheny County,
               Pennsylvania) Hospital Revenue Bonds, Series 1991 A, St. Margaret
               Memorial Hospital):
   $  400,000    6.600%, 10/01/98                                                           No Opt. Call        BBB+     $  404,584
      400,000    6.700%, 10/01/99                                                           No Opt. Call        BBB+        415,360
      400,000    6.800%, 10/01/00                                                           No Opt. Call        BBB+        424,108

    3,830,000  Delaware County Authority (Pennsylvania), Health Facilities Revenue          11/05 at 100     BBB+***      4,169,606
                 Bonds, Series 1993A (Mercy Health Corporation of Southeastern
                 Pennsylvania Obligated Group), 6.000%, 11/15/07 (Pre-refunded to
                 11/15/05)

    4,000,000  Delaware County Industrial Development Authority (Pennsylvania)              No Opt. Call           A      4,216,280
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.000%, 1/01/03

    1,500,000  Monroeville, Pennsylvania Hospital Authority, Hospital Revenue               No Opt. Call          A-      1,585,605
                 Refunding, Forbes Health System, 5.750%, 10/01/05

      655,000  Montgomery County Higher Education and Health Authority (Pennsylvania)       No Opt. Call        BBB+        680,597
                 Hospital Facilities Revenue Bonds Series of 1991 (Pottstown Memorial
                 Medical Center Project), 7.000%, 11/15/99

    2,500,000  Pennsylvania Intergovernmental Cooperation Authority, Special Tax            No Opt. Call         AAA      2,597,075
                 Revenue Bonds (City of Philadelphia Funding Program), Series of
                 1992, 6.000%, 6/15/00

               City of Philadelphia, Pennsylvania Gas Works Revenue Bonds, Fourteenth
               Series:
    3,600,000    5.600%, 7/01/99                                                            No Opt. Call        Baa1      3,662,460
    3,425,000    5.700%, 7/01/00                                                            No Opt. Call        Baa1      3,521,654

    1,390,000  Philadelphia Hospital and Higher Educational Facilities Authority of         No Opt. Call        BBB+      1,410,516
                 Philadelphia, Revenue Refunding Bonds, Series of 1992
                 (Philadelphia MR Project), 5.300%, 8/01/99

    3,990,000  The School District of Philadelphia, Pennsylvania, General Obligation        No Opt. Call         AAA      4,185,390
                 Bonds, Series A of 1994, 5.450%, 7/01/04

    1,080,000  The School District of Philadelphia, Pennsylvania, General Obligation        No Opt. Call         AAA      1,104,678
                 Bonds, Series A of 1992, 6.050%, 5/15/99

    5,000,000  City of Philadelphia, Pennsylvania, Water and Wastewater Revenue             No Opt. Call         AAA      5,155,550
                 Bonds, Series 1993, 5.150%, 6/15/04

               Philadelphia Pennsylvania Hospitals & Higher Education Facilities
               Authority, Hospital Revenue Refunding, Pennsylvania Hospital:
    3,490,000    5.850%, 7/01/02                                                            No Opt. Call        BBB+      3,638,779
    2,020,000    6.050%, 7/01/04                                                            No Opt. Call        BBB+      2,131,787
    2,000,000    6.150%, 7/01/05                                                            No Opt. Call        BBB+      2,127,700
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.9%

    4,035,000  Rhode Island Housing and Mortgage Finance Corporation, Multi-Family          No Opt. Call         AAA      4,169,366
                 Housing Bonds, 1995 Series A, 5.350%, 7/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.2%

               The Health and Educational Facilities Board of the Metropolitan
               Government of Nashville and Davidson County, Tennessee, Revenue R
               Refunding Bonds, Series 1998:
      400,000    5.150%, 7/01/05                                                             7/03 at 102         N/R        394,788
      400,000    5.250%, 7/01/06                                                             7/03 at 102         N/R        395,267
      500,000    5.300%, 7/01/07                                                             7/03 at 102         N/R        493,540
      500,000    5.350%, 7/01/08                                                             7/03 at 102         N/R        493,030
      500,000    5.400%, 7/01/09                                                             7/03 at 102         N/R        496,734

    3,250,000  The Industrial Development Board of the Metropolitan Government of           No Opt. Call         N/R      3,394,170
                 Nashville and Davidson County (Tennessee), Industrial Development
                 Revenue Refunding and Improvement Bonds (Osco Treatment), 6.000%,
                 5/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.5%

    1,575,000  Anderson County, Texas, Refunding Revenue Bonds (Coffield Prison Farm        No Opt. Call         AAA      1,608,610
                 Project), Series 1992 Supported by a Lease with the Texas Department of Criminal Justice, 5.300%, 3/15/00

               Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding
               Bonds, Series 1993A-1:
    1,510,000    5.900%, 12/01/00                                                           No Opt. Call         Aaa      1,562,940
    1,075,000    6.050%, 12/01/01                                                           No Opt. Call         Aaa      1,123,632

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 1998


  Principal                                                                               Optional Call                       Market
     Amount    Description                                                                  Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$  1,325,000   North Central Texas Health Facilities Development Corporation, Health        2/01 at 100          BBB    $  1,378,847
                 Facilities Development Revenue Bonds (C.C. Young Memorial Home
                 Project), Series 1996, 5.700%, 2/15/03

   1,000,000   The City of Pasadena (Texas) Industrial Development Corporation,            10/98 at 100            A       1,009,440
                 Economic Development Revenue Bonds Series 1991 (Universities
                 Space Research Association Lunar and Planetary Institute
                 Project), 7.050%, 10/01/01

               The State of Texas, Texas College Student Loan Senior Lien Revenue
               Bonds, Series 1991:
     590,000     6.900%, 4/01/99                                                           No Opt. Call            A         603,321
     565,000     7.000%, 4/01/00                                                           No Opt. Call            A         587,610
   1,190,000     7.100%, 4/01/01                                                           No Opt. Call            A       1,256,865

               Tyler Health Facilities Development Corporation, Hospital Revenue Bonds
               (Mother Frances Hospital Regional Health Care Center Project), Series
               1997A:
   1,650,000     5.125%, 7/01/05                                                            7/02 at 100         Baa2       1,651,715
   1,100,000     5.200%, 7/01/06                                                            7/02 at 100         Baa2       1,100,527
------------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.4%

               Vermont Student Assistance Corporation Education Loan Finance Program
               Revenue Bonds 1992 Series A-3:
   1,000,000     5.900%, 12/15/00                                                          No Opt. Call          AAA       1,031,790
   1,000,000     6.050%, 12/15/01                                                          No Opt. Call          AAA       1,040,600
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 1.3%

   2,850,000   Newport News Redevelopment and Housing Authority, Multifamily Housing        5/05 at 102          AAA       2,992,015
                 Revenue Bonds (Fredericksburg-Oxford Project), Series 1997A, 5.550%,
                 5/01/27

   3,000,000   Virginia Public Building Authority, State Building Revenue Bonds,            8/04 at 101        AA***       3,308,430
                 Series 1994A, 6.250%, 8/01/15 (Pre-refunded to 8/01/04)
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 1.0%

   1,670,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992     No Opt. Call          AAA       1,773,440
                 (The Childrens Hospital and Medical Center, Seattle), 6.000%, 10/01/02

   3,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding      No Opt. Call          Aa1       3,175,290
                 Revenue Bonds, Series 1993A, 5.700%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
               Washington, D.C. - 0.1%

     500,000   District of Columbia Redevelopment Land Agency (Washington, D.C.),          No Opt. Call          Baa         504,320
                 Sports Arena Special Tax Revenue Bonds (Series 1996), 5.300%, 11/01/99
------------------------------------------------------------------------------------------------------------------------------------
               West Virginia - 1.9%

   7,000,000   The County Commission of Pleasants County, West Virginia, Pollution         No Opt. Call            A       6,898,290
                 Control Revenue Bonds (West Penn Power Company Pleasants Station
                 Project), 1998 Series D, 4.700%, 11/01/07

   2,000,000   West Virginia Public Energy Authority, Energy Revenue Bonds (Morgantown      1/06 at 102          AA+       2,008,360
                 Energy Associates Project), 1990 Series A, 5.050%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.5%

               Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
               Series 1993A (Lutheran Hospital-La Crosse, Inc.):
   1,100,000     5.200%, 2/15/00                                                           No Opt. Call          AAA       1,119,393
   1,155,000     5.300%, 2/15/01                                                           No Opt. Call          AAA       1,185,457
------------------------------------------------------------------------------------------------------------------------------------
$452,110,000   Total Investments - (cost $449,002,163) - 98.3%                                                           464,606,518
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.7%                                                                        8,179,990
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $472,786,508
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1998


                                                                                   All-American  Intermediate  Limited Term
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                      $309,218,001   $45,227,308  $464,606,518
Cash                                                                                  2,903,973       256,854     2,321,947
Receivables:
 Interest                                                                             5,079,934       739,142     7,730,276
 Investments sold                                                                     7,567,300       105,000       685,000
 Shares sold                                                                          1,337,403       368,915       411,531
Other assets                                                                             91,562         2,341        27,772
---------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                      326,198,173    46,699,560   475,783,044
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                               11,918,204            --            --
 Shares redeemed                                                                        471,618        20,200       810,216
Accrued expenses:
 Management fees (note 6)                                                               126,218        14,084       171,127
 12b-1 distribution and service fees (notes 1 and 6)                                     84,077         9,125        88,227
 Other                                                                                   41,749         5,404        51,269
Dividends payable                                                                     1,312,086       176,327     1,875,697
---------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                  13,953,952       225,140     2,996,536
---------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                $312,244,221   $46,474,420  $472,786,508
===========================================================================================================================
Class A Shares (note 1)
Net assets                                                                         $236,690,772   $42,338,909  $438,133,771
Shares outstanding                                                                   20,903,984     3,891,691    40,572,636
Net asset value and redemption price per share                                     $      11.32   $     10.88  $      10.80
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20%, 3.00% and 2.50%, respectively, of offering price)               $      11.82   $     11.22  $      11.08
===========================================================================================================================
Class B Shares (note 1)
Net assets                                                                         $  8,706,484           N/A           N/A
Shares outstanding                                                                      768,605           N/A           N/A
Net asset value, offering and redemption price per share                           $      11.33           N/A           N/A
===========================================================================================================================
Class C Shares (note 1)
Net assets                                                                         $ 62,336,486   $ 3,533,134  $ 33,951,550
Shares outstanding                                                                    5,511,780       324,552     3,146,798
Net asset value, offering and redemption price per share                           $      11.31   $     10.89  $      10.79
===========================================================================================================================
Class R Shares (note 1)
Net assets                                                                         $  4,510,479   $   602,377  $    701,187
Shares outstanding                                                                      398,294        55,451        65,020
Net asset value, offering and redemption price per share                           $      11.32   $     10.86  $      10.78
===========================================================================================================================
N/A--Intermediate and Limited Term are not authorized to issue Class B Shares.




                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended April 30, 1998


                                                                                   All-American  Intermediate   Limited Term
----------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                          $17,694,074    $2,482,982    $25,361,069
============================================================================================================================
Expenses
Management fees (note 6)                                                              1,429,247       223,656      2,018,209
12b-1 service fees--Class A (notes 1 and 6)                                             448,070        82,472        870,789
12b-1 distribution and service fees--Class B (notes 1 and 6)                             37,097           N/A            N/A
12b-1 distribution and service fees--Class C (notes 1 and 6)                            444,993        22,125        155,040
Shareholders' servicing agent fees and expenses                                         139,272        34,462        274,935
Custodian's fees and expenses                                                            67,246        51,207         99,449
Trustees' fees and expenses (note 6)                                                      5,300         1,360          4,911
Professional fees                                                                        20,664        11,355         45,965
Shareholders' reports--printing and mailing expenses                                     66,543        19,864        128,808
Federal and state registration fees                                                      29,586        30,624         24,948
Other expenses                                                                           13,950           598         26,306
----------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                           2,701,968       477,723      3,649,360
      Expense reimbursement (note 6)                                                         --      (109,859)            --
----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                          2,701,968       367,864      3,649,360
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                14,992,106     2,115,118     21,711,709
----------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                        1,444,589       445,080      1,183,699
Net change in unrealized appreciation or depreciation of investments                 11,090,769     1,234,467      6,803,680
----------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                            12,535,358     1,679,547      7,987,379
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          $27,527,464    $3,794,665    $29,699,088
============================================================================================================================
N/A--Intermediate and Limited Term are not authorized to issue Class B Shares.


                                                                             See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                        All-American                       Intermediate                        Limited Term
                                ------------------------------      ------------------------------    -----------------------------
                                Year Ended     11 Months Ended      Year Ended     11 Months Ended    Year Ended    11 Months Ended
                                  4/30/98           4/30/97*          4/30/98         4/30/97**         4/30/98        4/30/97***
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income           $ 14,992,106      $ 13,301,910       $ 2,115,118     $  2,147,178   $  21,711,709     $  21,032,242
Net realized gain from
investment transactions
 (notes 1 and 4)                   1,444,589         2,249,650           445,080          147,832       1,183,699         1,658,088
Net change in unrealized
 appreciation
or depreciation of
 investments                      11,090,769         4,859,517         1,234,467          801,793       6,803,680           116,950
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 from operations                  27,527,464        20,411,077         3,794,665        3,096,803      29,699,088        22,807,280
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to
 Shareholders (note 1)
From undistributed net
 investment income:
              Class A            (11,812,757)      (10,934,899)       (1,964,556)      (2,059,165)    (20,496,170)      (19,952,270)
              Class B               (172,772)           (3,405)              N/A              N/A             N/A               N/A
              Class C             (2,809,735)       (2,349,107)         (122,737)         (74,318)     (1,226,668)         (809,432)
              Class R               (207,336)           (1,421)          (26,788)          (4,137)        (12,840)             (286)
From accumulated net
 realized gains
 from investment
 transactions:
              Class A             (1,796,387)       (1,174,852)           (1,421)               -                -                -
              Class B                (34,421)                -                N/A             N/A              N/A              N/A
              Class C               (476,161)         (285,764)             (104)               -                -                -
              Class R                (30,203)                -               (19)               -                -                -
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders                    (17,339,772)      (14,749,448)       (2,115,625)      (2,137,620)    (21,735,678)      (20,761,988)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
 (note 2)
Net proceeds from sale of
 shares                           76,968,241        45,105,197         8,010,746        7,641,512     102,797,645        55,204,267
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions                     9,893,852         6,771,634         1,256,923        1,250,991      13,729,912        12,418,014
------------------------------------------------------------------------------------------------------------------------------------
                                  86,862,093        51,876,831         9,267,669        8,892,503     116,527,557        67,622,281
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed          (57,124,785)      (40,524,782)       (8,387,774)     (13,864,964)   (100,696,272)     (125,247,208)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets from Fund share
transactions                      29,737,308        11,352,049           879,895       (4,972,461)     15,831,285       (57,624,927)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets                       39,925,000        17,013,678         2,558,935       (4,013,278)     23,794,695       (55,579,635)
Net assets at the
 beginning of year               272,319,221       255,305,543        43,915,485       47,928,763     448,991,813       504,571,448
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of
 year                           $312,244,221      $272,319,221       $46,474,420     $ 43,915,485   $ 472,786,508     $ 448,991,813
====================================================================================================================================
Balance of undistributed
 net investment income at
 the end of year                $      2,584      $     13,078       $    10,595     $      9,558   $     990,831     $   1,014,800
====================================================================================================================================

* Information represents eight months of Flagship All-American and three months of All-American (see note 1).
** Information represents eight months of Flagship Intermediate and three months of Intermediate (see note 1).
*** Information represents eight months of Flagship Limited Term and three months of Limited Term (see note 1).

N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.



                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("All-American"), the Nuveen Flagship Intermediate Municipal Bond Fund ("Intermediate") and the Nuveen Flagship Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship All-American Tax Exempt Fund ("Flagship All-American"), Flagship Intermediate Tax Exempt Fund ("Flagship Intermediate") and Flagship Limited Term Tax Exempt Fund ("Flagship Limited Term") were reorganized into the Trust. At this time they were renamed Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund and Nuveen Flagship Limited Term Municipal Bond Fund, respectively. The Funds had a May 31 fiscal year end prior to being reorganized into the Trust and now have an April 30 fiscal year end.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1998, All-American had outstanding when-issued and delayed delivery purchase commitments of $11,918,204. Intermediate and Limited Term had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. All-American also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 1998.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.



2. Fund Shares
Transactions in Fund shares were as follows:
                                                                    All-American
                                               ---------------------------------------------------------
                                                        Year Ended                 11 Months Ended
                                                          4/30/98                       4/30/97*
                                               ---------------------------------------------------------
                                                   Shares          Amount       Shares          Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                        4,008,652   $  45,606,077     2,917,181   $  31,668,207

  Class B                                          700,155       7,946,597        65,162         712,816

  Class C                                        1,301,462      14,740,803     1,153,656      12,540,237

  Class R                                          771,291       8,674,764        16,754         183,937

Shares issued to shareholders due
 to reinvestment of distributions:

  Class A                                          660,598       7,458,579       514,027       5,592,134

  Class B                                            9,097         103,693            24             265

  Class C                                          188,101       2,120,043       108,469       1,178,627

  Class R                                           18,643         211,537            56             608
--------------------------------------------------------------------------------------------------------
                                                 7,657,999      86,862,093     4,775,329      51,876,831
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                       (3,632,808)    (40,915,436)   (3,061,374)    (33,300,392)
  Class B                                           (5,833)        (66,678)           --              --

  Class C                                       (1,013,258)    (11,466,412)     (665,228)     (7,224,390)
  Class R                                         (408,450)     (4,676,259)           --              --
--------------------------------------------------------------------------------------------------------
                                                (5,060,349)    (57,124,785)   (3,726,602)    (40,524,782)
--------------------------------------------------------------------------------------------------------
Net increase                                     2,597,650   $  29,737,308     1,048,727   $  11,352,049
========================================================================================================
*Information represents eight months of Flagship All-American and three months of All-American (see note 1).


                                                                     Intermediate
                                                  -----------------------------------------------------
                                                       Year Ended                 11 Months Ended
                                                         4/30/98                       4/30/97*
                                                  -----------------------------------------------------
                                                   Shares         Amount         Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          554,517   $   6,064,556       539,437   $   5,639,771

  Class C                                          167,492       1,829,477       145,976       1,523,605

  Class R                                           10,730         116,713        44,829         478,136

Shares issued to shareholders due
 to reinvestment of distributions:
  Class A                                          107,654       1,165,426       118,796       1,215,858

  Class C                                            7,941          86,053         3,777          34,796

  Class R                                              500           5,444            32             337
--------------------------------------------------------------------------------------------------------
                                                   848,834       9,267,669       852,847       8,892,503
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (678,166)     (7,363,971)   (1,302,182)    (13,627,224)
  Class C                                          (93,422)     (1,016,745)      (22,717)       (237,740)
  Class R                                             (640)         (7,058)           --              --
--------------------------------------------------------------------------------------------------------
                                                  (772,228)     (8,387,774)   (1,324,899)    (13,864,964)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                             76,606   $     879,895      (472,052)  $  (4,972,461)
=========================================================================================================
*Information represents eight months of Flagship Intermediate and three months of Intermediate (see note 1).

                                                                                               Limited Term
                                                                         --------------------------------------------------------
                                                                                 Year Ended                 11 Months Ended
                                                                                   4/30/98                       4/30/97*
                                                                         --------------------------------------------------------
                                                                             Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                                               7,703,171   $  83,615,063     4,064,504   $  43,309,184
    Class C                                                               1,703,471      18,465,192     1,111,314      11,854,862
    Class R                                                                  65,900         717,390         3,763          40,221
Shares issued to shareholders due to reinvestment of distributions:
    Class A                                                               1,182,240      12,786,447     1,125,302      11,989,359
    Class C                                                                  86,601         936,081        40,213         428,533
    Class R                                                                     680           7,384            11             122
---------------------------------------------------------------------------------------------------------------------------------
                                                                         10,742,063     116,527,557     6,345,107      67,622,281
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                                              (8,422,781)    (91,261,871)  (11,367,265)   (121,107,007)
    Class C                                                                (865,221)     (9,376,253)     (388,996)     (4,140,201)
    Class R                                                                  (5,334)        (58,148)           --              --
---------------------------------------------------------------------------------------------------------------------------------
                                                                         (9,293,336)   (100,696,272)  (11,756,261)   (125,247,208)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                   1,448,727   $  15,831,285    (5,411,154)  $ (57,624,927)
=================================================================================================================================

*Information represents eight months of Flagship Limited Term and three months of Limited Term (see note 1).

3. Distributions to Shareholders

On May 8, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 1998, to shareholders of record on May 8, 1998, as follows:

                                                                                     All-American  Intermediate  Limited Term
---------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
    Class A                                                                                $.0490        $.0420        $.0425
    Class B                                                                                 .0420           N/A           N/A
    Class C                                                                                 .0440         .0370         .0395
    Class R                                                                                 .0510         .0435         .0445
=================================================================================================================================

N/A-Intermediate and Limited Term are not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended April 30, 1998, were as follows:

                                        All-American  Intermediate  Limited Term
--------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities    $84,058,362   $ 8,718,382   $143,131,970
 Temporary municipal investments         40,550,000     5,200,000     35,300,000

Sales:
 Investments in municipal securities     57,040,922    10,910,056    136,821,408
 Temporary municipal investments         40,550,000     5,200,000     35,300,000
================================================================================

At April 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At April 30, 1998, Limited Term had an unused capital loss carryforward of $3,968,888, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1998, were as follows:

                               All-American   Intermediate   Limited Term
---------------------------------------------------------------------------
Gross unrealized:
 appreciation                   $23,793,953     $2,689,514    $16,196,241
 depreciation                      (278,378)       (76,901)      (591,886)
---------------------------------------------------------------------------
Net unrealized appreciation     $23,515,575     $2,612,613    $15,604,355
===========================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                   All-American & Intermediate
Average Daily Net Asset Value                             Management Fee
------------------------------------------------------------------------------
For the first $125 million                                 .5000 of 1%
For the next $125 million                                  .4875 of 1
For the next $250 million                                  .4750 of 1
For the next $500 million                                  .4625 of 1
For the next $1 billion                                    .4500 of 1
For net assets over $2 billion                             .4250 of 1
==============================================================================
                                                         Limited Term
Average Daily Net Asset Value                          Management Fee
------------------------------------------------------------------------------
For the first $125 million                                 .4500 of 1%
For the next $125 million                                  .4375 of 1
For the next $250 million                                  .4250 of 1
For the next $500 million                                  .4125 of 1
For the next $1 billion                                    .4000 of 1
For net assets over $2 billion                             .3750 of 1
==============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended April 30, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $585,700, $91,500 and $367,200 for All-American, Intermediate and Limited Term, respectively, of which approximately $529,400, $76,400 and $357,500, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 1998, the Distributor compensated authorized dealers directly with approximately $547,800, $17,700 and $593,100 in commission advances at the time of purchase for All-American, Intermediate and Limited Term, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for All-American during the first year following a purchase, all 12b-1 distribution fees on Class B Shares for All-American, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 1998, the Distributor retained approximately $154,900, $9,600 and $78,600 in such 12b-1 fees for All-American, Intermediate and Limited Term, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $23,400, $6,600 and $80,800 of CDSC on share redemptions for All-American, Intermediate and Limited Term, respectively, during the fiscal year ended April 30, 1998.

7. Composition of Net Assets

At April 30, 1998, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                     All-American   Intermediate   Limited Term
-------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $288,687,354   $43,708,365   $460,205,454
Balance of undistributed net investment income                               2,584        10,595        990,831
Accumulated net realized gain (loss) from investment transactions           38,708       142,847     (4,014,132)
Net unrealized appreciation of investments                              23,515,575     2,612,613     15,604,355
-------------------------------------------------------------------------------------------------------------------
Net assets                                                            $312,244,221   $46,474,420   $472,786,508
===================================================================================================================

8. Investment Composition
At April 30, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                     All-American   Intermediate   Limited Term
--------------------------------------------------------------------------------
Education and Civic Organizations              10%             9%            12%
Energy                                          3              2              2
Forest and Paper Products                       3             --             --
Health Care                                    17             25             23
Housing/Multifamily                             3              2              4
Industrial                                      3              1              2
Long Term Care                                  6              4              4
Tax Obligation/General                          2              8             10
Tax Obligation/Limited                          9             14              9
Transportation                                 14             12              7
U.S.Guaranteed                                 11              6              8
Utilities                                      13              9             14
Water and Sewer                                 3              7              3
Other                                           3              1              2
--------------------------------------------------------------------------------
                                              100%           100%           100%
================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (24% for All-American, 24% for Intermediate and 34% for Limited Term). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                          Investment Operations                    Less Distributions
                                  -------------------------------------     ---------------------------------
ALL AMERICAN                                             Net
                    Beginning                      Realized/                                                      Ending
                          Net            Net      Unrealized                       Net                               Net
Year Ended              Asset     Investment      Investment                Investment     Capital                 Asset      Total
April 30,               Value     Income (a)     Gain (Loss)      Total         Income       Gains       Total     Value     Return
------------------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
1998                   $10.90           $.60           $ .51      $1.11          $(.60)      $(.09)      $(.69)   $11.32      10.32%
1997 (c)                10.67            .55             .29        .84           (.55)       (.06)       (.61)    10.90       8.02
1996 (d)                10.79            .61            (.12)       .49           (.61)         --        (.61)    10.67       4.64
1995 (d)                10.61            .63             .18        .81           (.63)         --        (.63)    10.79       8.01
1994 (d)                11.07            .65            (.30)       .35           (.65)       (.16)+++    (.81)    10.61       2.99
Class B (2/97)
1998                    10.91            .51             .51       1.02           (.51)       (.09)       (.60)    11.33       9.51
1997 (e)                10.98            .12            (.06)       .06           (.13)         --        (.13)    10.91        .54
Class C (6/93)
1998                    10.89            .53             .52       1.05           (.54)       (.09)       (.63)    11.31       9.75
1997 (c)                10.66            .50             .29        .79           (.50)       (.06)       (.56)    10.89       7.48
1996 (d)                10.78            .55            (.12)       .43           (.55)         --        (.55)    10.66       4.07
1995 (d)                10.60            .57             .18        .75           (.57)         --        (.57)    10.78       7.42
1994 (f)                11.09            .57            (.32)       .25           (.57)       (.17)+++    (.74)    10.60       2.16+
Class R (2/97)
1998                    10.91            .61             .51       1.12           (.62)       (.09)       (.71)    11.32      10.45
1997 (e)                10.99            .15            (.07)       .08           (.16)         --        (.16)    10.91        .69
===================================================================================================================================

   + Annualized.
  ++ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-American.
 +++ The amounts shown include a distribution in excess of capital gains of $.10 per share.
 (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
 (b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
 (c) For the 11 months ended April 30.
 (d) For the year ended May 31.
 (e) From commencement of class operations as noted through April 30.
 (f) From commencement of class operations as noted through May 31.

                                 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------
                                      Ratio                           Ratio
                                     of Net                          of Net
                   Ratio of      Investment        Ratio of      Investment
                   Expenses       Income to        Expenses       Income to
                 to Average         Average      to Average         Average
                 Net Assets      Net Assets      Net Assets      Net Assets
                     Before          Before           After           After      Portfolio
  Ending Net     Reimburse-      Reimburse-      Reimburse-      Reimburse-       Turnover
Assets (000)           ment            ment        ment (a)        ment (a)           Rate
-------------------------------------------------------------------------------------------
    $236,691            .81%           5.27%            .81%           5.27%            20%
     216,575            .98+           5.43+            .87+           5.54+            39
     207,992           1.02            5.41             .83            5.60             79
     185,495           1.06            5.72             .76            6.02             71
     159,867           1.05            5.34             .62            5.77             81

       8,706           1.56            4.47            1.56            4.47             20
         711           1.55+           4.83+           1.55+           4.83+            39

      62,336           1.36            4.72            1.36            4.72             20
      54,850           1.53+           4.88+           1.42+           4.99+            39
      47,314           1.57            4.85            1.37            5.05             79
      45,242           1.61            5.17            1.31            5.47             71
      39,997           1.63+           4.62+           1.09+           5.16+            81

       4,510            .61            5.42             .61            5.42             20
         183            .61+           5.95+            .61+           5.95+            39
===========================================================================================

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                            Investment Operations                  Less Distributions
                                    --------------------------------------   ------------------------------
INTERMEDIATE++                                          Net
                        Beginning                 Realized/                                                     Ending
                              Net          Net   Unrealized                         Net                            Net
Year Ended                  Asset   Investment   Investment                  Investment   Capital                Asset       Total
April 30,                   Value   Income (a)  Gain (Loss)          Total       Income     Gains     Total      Value  Return (b)
----------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
1998                       $10.47        $.52        $ .41           $ .93        $(.52)    $   --     $(.52)    $10.88       8.97%
1997 (c)                    10.27         .47          .20             .67         (.47)        --      (.47)     10.47       6.64
1996 (d)                    10.29         .51         (.02)            .49         (.51)        --      (.51)     10.27       4.84
1995 (d)                    10.16         .51          .13             .64         (.51)        --      (.51)     10.29       6.63
1994 (d)                    10.35         .52         (.13)            .39         (.52)      (.06)+++  (.58)     10.16       3.72
Class C (12/95)
1998                        10.47         .46          .42             .88         (.46)        --      (.46)     10.89       8.47
1997 (c)                    10.28         .44          .17             .61         (.42)        --      (.42)     10.47       6.00
1996 (f)                    10.57         .23         (.30)           (.07)        (.22)        --      (.22)     10.28      (1.78)+
Class R (2/97)
1998                        10.45         .54          .41             .95         (.54)        --      (.54)     10.86       9.17
1997 (e)                    10.60         .13         (.15)           (.02)        (.13)        --      (.13)     10.45       (.15)
==================================================================================================================================

  +  Annualized.

 ++ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Intermediate.

+++ The amount shown includes a distribution in excess of capital gains of $.01 per share.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  For the 11 months ended April 30.

(d)  For the year ended May 31.

(e)  From commencement of class operations as noted through April 30.

(f)  From commencement of class operations as noted through May 31.


                                 Ratios/Supplemental Data
-------------------------------------------------------------------------------
                                   Ratio                     Ratio
                                  of Net                    of Net
                   Ratio of   Investment     Ratio of   Investment
                   Expenses    Income to     Expenses    Income to
                 to Average      Average   to Average      Average
                 Net Assets   Net Assets   Net Assets   Net Assets
                     Before       Before        After        After   Portfolio
  Ending Net     Reimburse-   Reimburse-   Reimburse-   Reimburse-    Turnover
Assets (000)           ment         ment     ment (a)    ment (a)         Rate
-------------------------------------------------------------------------------
$     42,339           1.03%        4.52%         .79%        4.76%         20%
      40,906           1.18+        4.46+         .68+        4.96+         26
      46,742           1.17         4.31          .62         4.86          81
      42,069           1.24         4.45          .54         5.15         102
      35,891           1.29         4.04          .40         4.93          69

       3,533           1.58         3.96         1.34         4.20          20
       2,540           1.71+        3.90+        1.23+        4.38+         26
       1,187           1.73+        3.68+        1.13+        4.28+         81

         602            .83         4.71          .59         4.95          20
         469            .82+        4.98+         .40+        5.40+         26
===============================================================================

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                          Investment Operations                    Less Distributions
                                  -------------------------------------     ---------------------------------
LIMITED TERM++                                           Net
                    Beginning                      Realized/                                                     Ending
                          Net            Net      Unrealized                       Net                              Net
Year Ended              Asset     Investment      Investment                Investment     Capital                Asset      Total
April 30,               Value     Income (a)     Gain (Loss)      Total         Income       Gains      Total     Value  Return(b)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
1998                   $10.61           $.51           $ .19      $ .70          $(.51)      $  --      $(.51)   $10.80       6.67%
1997 (c)                10.57            .46             .04        .50           (.46)         --       (.46)    10.61       4.78
1996 (d)                10.65            .51            (.09)       .42           (.50)         --       (.50)    10.57       4.03
1995 (d)                10.60            .51             .04        .55           (.50)         --       (.50)    10.65       5.41
1994 (d)                10.74            .52            (.13)       .39           (.52)       (.01)      (.53)    10.60       3.58
Class C (12/95)
1998                    10.60            .47             .19        .66           (.47)         --       (.47)    10.79       6.33
1997 (c)                10.56            .44             .03        .47           (.43)         --       (.43)    10.60       4.49
1996 (f)                10.76            .22            (.19)       .03           (.23)         --       (.23)    10.56        .46+
Class R (2/97)
1998                    10.59            .53             .19        .72           (.53)         --       (.53)    10.78       6.87
1997 (e)                10.73            .12            (.13)      (.01)          (.13)         --       (.13)    10.59       (.09)
-----------------------------------------------------------------------------------------------------------------------------------

  +  Annualized.
 ++ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  For the 11 months ended April 30.
(d)  For the year ended May 31.
(e)  From commencement of class operations as noted through April 30.
(f)  From commencement of class operations as noted through May 31.


                                         Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
                     Ratio of         Ratio of Net             Ratio of             Ratio of
                  Expenses to    Investment Income          Expenses to       Net Investment
                  Average Net       to Average Net          Average Net    Income to Average    Portfolio
  Ending Net    Assets Before        Assets Before         Assets After     Net Assets After     Turnover
Assets (000)    Reimbursement        Reimbursement    Reimbursement (a)    Reimbursement (a)         Rate
----------------------------------------------------------------------------------------------------------
    $438,134              .77%                4.70%                 .77%                4.70%          30%
     425,401              .82+                4.74+                 .80+                4.76+          29
     489,157              .84                 4.72                  .79                 4.77           39
     569,196              .82                 4.80                  .74                 4.88           20
     704,627              .79                 4.67                  .70                 4.76           22

      33,952             1.12                 4.35                 1.12                 4.35           30
      23,551             1.12+                4.43+                1.11+                4.44+          29
      15,415             1.43+                3.93+                1.19+                4.17+          39

         701              .59                 4.86                  .59                 4.86           30
          40              .55+                5.07+                 .55+                5.07+          29
==========================================================================================================

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Municipal Trust:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund, and Nuveen Flagship Limited Term Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Municipal Trust (a Massachusetts business trust)), as of April 30, 1998, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended April 30, 1997 and prior were audited by other auditors whose report dated June 13, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund, and Nuveen Flagship Limited Term Municipal Bond Fund of the Nuveen Flagship Municipal Trust as of April 30, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
June 18, 1998

                    Building Better Portfolios with Nuveen


Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
European Value Fund

Growth and Income Stock Fund

Balanced Municipal and Stock Fund

Balanced Stock and Bond Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds
Nuveen Mutual Funds offer investors access to the Nuveen family of Premier Advisers/SM/, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Serving Investors for Generations

[JOHN NUVEEN, SR. PHOTO APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

1898

NUVEEN 1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     VAN-N2-4.98